FINANCIAL STATEMENTS – STATUTORY BASIS
AND SUPPLEMENTARY INFORMATION

Transamerica Life Insurance Company
Years Ended December 31, 2025, 2024 and 2023

Transamerica Life Insurance Company

Financial Statements – Statutory Basis
and Supplementary Information

Years Ended December 31, 2025, 2024 and 2023

2

Report of Independent Auditors

To the Board of Directors of
Transamerica Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of Transamerica Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2025 and 2024, and the related statements of operations, changes in capital and surplus and cash flows for the year then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2025 and 2024, or the results of its operations or its cash flows for the years then ended.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

3

The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Report of Other Auditors on 2023 Financial Statements

The statutory-basis financial statements of the Company for the year ended December 31, 2023, were audited by another auditor who expressed an adverse opinion with respect to conformity with U.S. generally accepted accounting principles and an unmodified opinion with respect to conformity with accounting practices prescribed or permitted by the Iowa Insurance Division on those statements on April 11, 2024.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

4

In performing an audit in accordance with GAAS, we:

  Exercise professional judgment and maintain professional skepticism throughout the audit.
  Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
  Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
  Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
  Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP
April 9, 2026
Philadelphia, PA

5

Report of Independent Auditors

To the Board of Directors of Transamerica Life Insurance Company

Opinions

We have audited the accompanying statutory basis financial statements of Transamerica Life Insurance Company (the “Company”), which comprise the statements of operations - statutory basis, of changes in capital and surplus - statutory basis, and of cash flow - statutory basis for the year ended December 31, 2023, including the related notes and supplementary insurance information for the year ended December 31, 2023, and reinsurance for the year ended December 31, 2023 listed in the accompanying index (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the results of its operations and its cash flows for the year ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the results of its operations or its cash flows for the year ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.
6

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●        Exercise professional judgment and maintain professional skepticism throughout the audit.
●        Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●        Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control.  Accordingly, no such opinion is expressed.
●        Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
●        Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/PricewaterhouseCoopers LLP
Chicago, Illinois
April 11, 2024

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis
(Dollars in Millions)

	December 31
	2025	2024
Admitted assets
Cash, cash equivalents and short-term investments	$1,103	$1,939
Bonds	49,696	51,162
Preferred stocks	40	44
Common stocks	2,684	2,952
Mortgage loans on real estate	8,818	8,885
Real estate	37	39
Policy loans	2,376	2,239
Securities lending reinvested collateral assets	1,657	1,667
Derivative assets	247	399
Receivable for derivative cash collateral	531	466
Other invested assets	3,053	3,293
Total cash and invested assets	70,242	73,085

Accrued investment income	613	669
Premiums deferred and uncollected	63	70
Net deferred income tax asset	689	802
Variable annuity reserve hedge offset deferral	645	883
Excess of loss reinsurance asset	—	3,024
Other assets	1,999	1,464
Separate account assets	109,592	103,494
Total admitted assets	$183,843	$183,491

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$54,409	$58,055
Policy and contract claim reserves	919	1,048
Liability for deposit-type contracts	671	693
Other policyholders’ funds	49	47
Transfers from separate accounts due or accrued	(236)	(254)
Funds held under reinsurance treaties	7,097	7,046
Asset valuation reserve	1,292	1,358
Derivative liabilities	934	1,481
Payable for collateral under securities loaned and other transactions	1,735	1,764
Borrowed money	650	1,500
Other liabilities	1,450	1,334
Separate account liabilities	109,592	103,494
Total liabilities	178,562	177,566
Total capital and surplus	5,281	5,925
Total liabilities and capital and surplus	$183,843	$183,491
See accompanying notes.

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis
(Dollars in Millions)

	Year Ended December 31
	2025	2024	2023
Revenues
Premiums and other considerations	$15,032	$18,767	$9,516
Net investment income	3,589	3,743	3,597
Commissions and expense allowances on reinsurance ceded	(729)	428	329
Reserve adjustment on reinsurance ceded	(183)	(133)	(139)
Consideration received on reinsurance recapture and novations	104	243	140
Fee revenue and other income	1,785	1,805	2,119
Total revenue	19,598	24,853	15,562

Benefits and expenses
Death benefits	2,609	2,713	2,433
Annuity benefits	1,579	1,485	1,466
Accident and health benefits	1,170	1,104	1,046
Surrender benefits	18,364	18,845	14,692
Other benefits	288	282	257
Net increase (decrease) in reserves	(3,666)	1,302	(5,482)
Commissions	1,550	1,442	1,343
Taxes, licenses and fees	177	176	163
Funds withheld ceded investment income	307	180	95
Net transfers to (from) separate accounts	(6,011)	(6,163)	(4,801)
IMR adjustment due to reinsurance	217	—	248
General insurance expenses and other	1,303	1,151	1,291
Total benefits and expenses	17,887	22,517	12,751
Gain (loss) from operations before dividends and federal income taxes	1,711	2,336	2,811
Dividends to policyholders	7	8	8
Gain (loss) from operations before federal income taxes	1,704	2,328	2,803
Federal income tax (benefit) expense	(61)	(37)	75
Net gain (loss) from operations	1,765	2,365	2,728
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	(575)	(1,439)	(1,999)
Net income (loss)	$1,190	$926	$729

See accompanying notes.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis
(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2023	$7	$4,664	$380	$612	$5,663
Net income (loss)	—	—	—	729	729
Change in net unrealized capital gains/losses, net of taxes	—	—	136	1,148	1,284
Change in net deferred income tax asset	—	—	—	149	149
Change in nonadmitted assets	—	—	—	(417)	(417)
Change in asset valuation reserve	—	—	—	(191)	(191)
Change in surplus as a result of reinsurance	—	—	—	(435)	(435)
Dividends to stockholders	—	—	—	(858)	(858)
Other changes - net	—	8	—	(14)	(6)
Balance at December 31, 2023	$7	$4,672	$516	$723	$5,918
Merger of LIICA Re II and TPRe	—	—	36	576	612
Balance at January 1, 2024	$7	$4,672	$552	$1,299	$6,530
Net income (loss)	—	—	—	926	926
Change in net unrealized capital gains/losses, net of taxes	—	—	524	(1,173)	(649)
Change in net deferred income tax asset	—	—	—	8	8
Change in nonadmitted assets	—	—	—	(7)	(7)
Change in asset valuation reserve	—	—	—	(46)	(46)
Change in surplus as a result of reinsurance	—	—	—	(257)	(257)
Dividends to stockholders	—	—	—	(415)	(415)
Other changes - net	—	(11)	—	(154)	(165)
Balance at December 31, 2024	$7	$4,661	$1,076	$181	$5,925

Continued on next page.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis
(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2024	$7	$4,661	$1,076	$181	$5,925
Net income (loss)	—	—	—	1,190	1,190
Change in net unrealized capital gains/losses, net of taxes	—	—	(49)	2	(47)
Change in net deferred income tax asset	—	—	—	(431)	(431)
Change in nonadmitted assets	—	—	—	413	413
Change in asset valuation reserve	—	—	—	66	66
Change in surplus as a result of reinsurance	—	—	—	1,029	1,029
Paid-in surplus adjustment	—	—	—	824	824
Return of contributed capital	—	(399)	—	—	(399)
Dividends to stockholders	—	—	—	(200)	(200)
Change in excess of loss reinsurance asset	—	—	—	(3,025)	(3,025)
Other changes - net	—	(13)	—	(51)	(64)
Balance at December 31, 2025	$7	$4,249	$1,027	$(2)	$5,281

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis
(Dollars in Millions)

	Year Ended December 31
	2025	2024	2023
Operating activities
Premiums and annuity considerations	$17,582	$18,865	$13,933
Net investment income	3,455	3,666	3,580
Other income	2,009	2,159	1,940
Benefit and loss related payments	(24,156)	(24,428)	(19,702)
Net transfers from separate accounts	5,853	6,094	4,842
Commissions and operating expenses	(3,183)	(2,976)	(2,787)
Dividends paid to policyholders	(5)	(5)	(5)
Federal income taxes (paid) received	(42)	12	18
Net cash provided by (used in) operating activities	$1,513	$3,387	$1,819

Investing activities
Proceeds from investments sold, matured or repaid	$24,876	$6,828	$8,889
Costs of investments acquired	(26,448)	(9,550)	(8,332)
Net change in policy loans	(137)	(131)	(81)
Net cash provided by (used in) investing activities	$(1,709)	$(2,853)	$476

Financing and miscellaneous activities
Capital and paid in surplus received (returned)	$402	$(16)	$6
Dividends to stockholders	(200)	(415)	(858)
Net deposits (withdrawals) on deposit-type contracts	(36)	(32)	(45)
Net change in borrowed money	(850)	(236)	(1,354)
Net change in funds held under reinsurance treaties	51	(433)	43
Net change in payable for collateral under securities lending and other transactions	(28)	(1,335)	828
Other cash (applied) provided	21	482	(30)
Net cash provided by (used in) financing and miscellaneous activities	$(640)	$(1,985)	$(1,410)

Net increase (decrease) in cash, cash equivalents and short-term investments	(836)	(1,451)	885

Cash, cash equivalents and short-term investments:
Beginning of year	1,939	3,390	2,420
End of year	$1,103	$1,939	$3,305
See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis
(Dollars in Millions)

	Year Ended December 31
Supplemental disclosures of cash flow information	2025	2024	2023

Non-cash activities during the year not included in the Statutory Statements of Cash Flows:

Receipt of bonds, other invested assets and interest related to affiliated reinsurance treaty	$2,537	$—	$792
Increase of funds withheld related to affiliated reinsurance agreement	—	—	(4,394)

See accompanying notes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)
Years Ended December 31, 2025, 2024 and 2023

1.
Organization and Nature of Business

Transamerica Life Insurance Company (the Company) is a stock life insurance company domiciled in the State of Iowa, and is owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of Aegon Ltd., a holding company organized under the laws of Bermuda.

On December 9, 2025, the Company merged with LIICA Re II Inc. (LIICA Re II) and Transamerica Pacific Reinsurance (TPRe), both affiliated captive insurance companies regulated in Vermont, with the Company as the surviving entity. As part of the merger, the Company assumed all assets and liabilities of both the captive companies, and the merger plans were approved by the Iowa Insurance Division (IID) and the Captive Insurance Division of the Vermont Department of Financial Regulation.

The merger was accounted for as a statutory merger according to requirements in SSAP No. 68, Business Combinations. As such, financial statements for the reporting periods ended December 31, 2025 and 2024 were combined and the recorded assets, liabilities and surplus of LIICA Re II and TPRe on a US statutory basis prior to the mergers were carried forward to the merged company without elimination of aspects of affiliate reinsurance activity and other related party transactions that do not impact total capital and surplus or net income between the merged entities. Additionally, the historical income tax positions were not recomputed on a merged entity basis. This treatment has no impact to income or capital and surplus of the Company. Amounts reported for the year ended December 31, 2023 were not combined as part of the merger, in accordance with the explicit permission of the IID. As a result of the merger, LIICA Re II and TPRe's common stock were deemed canceled by operation of law.

Summarized financial information for the Company, LIICA Re II and TPRe presented separately for periods prior to the merger is as follows:

	Year Ended December 31, 2024
	Company	LIICA Re II	TPRe	Eliminations	Merged Totals
Total assets	$179,107	$2,267	$2,612	$(495)	$183,491
Total liabilities	173,182	2,007	2,377	—	177,566
Capital and surplus	5,925	260	235	(495)	5,925
Total revenue	24,709	38	106	—	24,853
Total benefits and expenses	22,409	(18)	126	—	22,517
Net income (loss)	912	48	(34)	—	926

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Nature of Business

The Company sells individual life insurance, including indexed universal life, whole life, term life, and final expense whole life. It also sells variable and registered index-linked annuities (RILA). In addition, the Company offers supplemental health insurance, group life insurance, group annuity contracts and stable value solutions. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico, and US Virgin Islands. Sales of the Company’s products are primarily through a network of independent agents and broker-dealers, affiliated agencies, and financial institutions.

2.
Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the IID, which differ from accounting principles generally accepted in the United States of America (GAAP).

The IID recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Iowa. The Commissioner of Insurance has the right to permit specific practices that deviate from prescribed practices.

The following is a summary of the accounting practices permitted and prescribed by the IID and reflected in the Company’s financial statements which differs from NAIC SAP:

The State of Iowa has adopted prescribed accounting practices that differ from the NAIC SAP related to the reported value of certain assets supporting the Company's guaranteed and RILA separate accounts. As prescribed by Iowa Administrative Code 508A.1.4, the Company is entitled to generally value these assets at amortized cost, whereas the assets would be required to be reported at fair value under Statement of Statutory Accounting Principles (SSAP) No. 56, Separate Accounts, of the NAIC SAP. There are no impacts to the Company’s income or surplus as a result of utilizing these prescribed practices.

Pursuant to Iowa Administrative Code 521A.5(1)c, the State of Iowa has allowed a permitted accounting practice that differs from the NAIC SAP related to the valuation of a foreign insurance subsidiary, controlled and affiliated (SCA) entity. With the explicit permission of the IID, the Company values Transamerica Life (Bermuda) Ltd. (TLB), a foreign SCA, in accordance with SSAP No. 97, Subsidiary, Controlled and Affiliated Entities, paragraph 8.b.i, as a U.S. insurance SCA entity at its underlying audited U.S. statutory equity. Absent this permitted practice, TLB would be valued in accordance with SSAP No. 97, paragraph 8.b.iv, as a foreign insurance SCA at its audited foreign statutory basis financial statements with certain adjustments.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

A reconciliation of the Company's net income (loss) and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	SSAP #	F/S Page	F/S Line	2025	2024	2023

Net income (loss), State of Iowa basis	XXX	XXX	XXX	$1,190	$926	$729
State prescribed practices that are an increase(decrease) from NAIC SAP:
None				—	—	—
State permitted practices that are an increase(decrease) from NAIC SAP:
None				—	—	—
Net income (loss), NAIC SAP	XXX	XXX	XXX	$1,190	$926	$729

Statutory surplus, state of Iowa basis	XXX	XXX	XXX	$5,281	$5,925	$5,918
State prescribed practices that are an increase(decrease) from NAIC SAP:
None				—	—	—
State permitted practices that are an increase(decrease) from NAIC SAP:
TLB valuation	97	2	2.2	294	272	47
Excess of loss reinsurance asset	4	Balance Sheet	Excess of loss reinsurance asset	—	3,024	—
Statutory surplus, NAIC SAP	XXX	XXX	XXX	$4,987	$2,629	$5,871

The IID issued a no objection letter for the Company to recognize previously held permitted practices issued by the Captive Insurance Division of the Vermont Department of Financial Regulation to LIICA Re II and TPRe. The permitted practices allowed the captives to include as an admitted asset the value of excess of loss (XOL) reinsurance assets. These historical permitted practices were included on a merged entity basis for December 31, 2024. The XOL reinsurance assets, totaling $3,024 at December 31, 2024, are for the benefit of the Company. The permitted practice terminated upon the merger of LIICA Re II and TPRe into the Company and has no impact at December 31, 2025.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer's senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairments.

For GAAP, for debt securities classified as available-for-sale, management first assesses whether the Company has the intent to sell, or whether it is more likely than not it will be required to sell the security before the amortized cost basis is fully recovered. If either criterion is met, the amortized cost is written down to fair value through earnings as an impairment. If neither criterion is met, the securities are further evaluated to determine if the cause of the decline in fair value resulted from credit losses or other factors. When a credit loss is determined to exist and the present value of cash flows expected to be collected is less than the amortized cost of the security, an allowance for credit loss is recorded along with a charge to earnings, limited by the amount that the fair value is less than amortized cost. Any remaining unrealized loss after recording the allowance for credit loss is the non-credit amount and is recorded to other comprehensive income.

Investments in unaffiliated redeemable preferred stocks in good standing (those with NAIC designations 1 to 3) are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in unaffiliated redeemable preferred stocks not in good standing (those with NAIC designations 4 to 6) are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. Investment in perpetual preferred stocks are reported at fair value, not to exceed any currently effective call price. Investment in mandatory convertible preferred stocks (regardless if the preferred stock is redeemable or perpetual) are reported at fair value, not to exceed any currently effective call price, in the periods prior to conversion. For preferred stocks reported at fair value, the related net unrealized capital gains and losses for all NAIC designations are reported in accordance with SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in changes in capital and surplus.

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, an allowance for credit loss is recognized in earnings at time of purchase or origination based on an expected lifetime credit loss, which is an amount that represents the portion of the amortized cost basis of the mortgage loans that the Company does not expect to collect.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of encumbrances. Real estate the Company classifies as held for sale is measured at lower of carrying amount or fair value less encumbrances and estimated costs to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Other invested assets include surplus notes which are valued at either amortized cost (those that have an NAIC designation of 1 or 2) or the lesser of amortized cost or fair value (those that have an NAIC designation of 3 through 6).

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the Statements of Operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying Balance Sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards, and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities. Replications, income generation and held for other investment/risk management activities do not qualify for hedge accounting under SSAP No. 86, Derivatives.

(A)
Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)
Derivative instruments are also used in replication (synthetic asset) transactions (RSAT). A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)
Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)
Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of 'BBB' or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets.

Instruments:

Interest rate swaps may be used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date; however, if there are upfront costs this is treated as book value and amortized into income over the duration of the deal. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps may be used to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Total return swaps may be used in the asset/liability management process to mitigate the delta risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard and Poor’s 500 (S&P) or other global market financial index) and floating leg (tied to Secured Overnight Financing Rate (SOFR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date; however, if there are upfront costs this is treated as book value and amortized into income over the duration of the deal.  Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Variance swaps may be used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract; however, if there are upfront costs this is treated as book value and amortized into income over the duration of the deal. The variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Bond forwards may be used to hedge the interest rate risk (rho) that future liability claims increase as rates decrease, leading to higher guarantee values. Bond return swaps are also used to hedge interest rate risk of the underlying liability by exchanging performance and interest of a treasury asset for a funding level plus spread. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Futures contracts may be used to hedge the liability risk associated with when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

The Company may issue products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. The costs to acquire options are treated as book value and amortized into income over the duration of the deal. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment. Options are marked to fair value in the Balance Sheets and fair value adjustments are recorded as unassigned surplus in the financial statements.

Caps may be used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. The costs to acquire caps are treated as book value and amortized into income over the duration of the deal. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company may use zero cost collars to hedge the interest rate risk associated with rising short term interest rates, whereby the exposure would otherwise adversely impact the Company’s capital generation. The collar position(s) help range bound the floating rate by combining a cap and floor position. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company may issue fixed liabilities that have a guaranteed minimum crediting rate. The Company may use receiver swaptions, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment. The Company pays a single premium at the beginning of the contract that is subsequently amortized throughout the life of the swaption. These swaptions are marked to fair value in the Balance Sheets and the fair value adjustment is recorded in unassigned surplus. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company may replicate investment grade corporate bonds, sovereign debt, or commercial mortgage backed securities by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset, sovereign debt, or commercial mortgage backed security. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions whereby the representative issuer defaults. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company may designate and account for fair value hedges when the effectiveness requirements of SSAP No. 86 are achieved. The following hedge type relationships are considered: (A) an interest rate swap that converts a fixed rate asset to a floating rate asset; (B) an interest rate swap that converts a fixed rate liability to a floating rate liability; (C) a cross currency interest rate swap that converts a foreign denominated fixed rate asset to a U.S. dollar floating rate asset; and (D) a cross currency interest rate swap that converts a foreign denominated fixed rate liability to a U.S. dollar floating rate liability.

The Company may designate and account for cash flow hedges when the effectiveness requirements of SSAP No. 86 are achieved. The following hedge-type relationships are considered: (A) an interest rate swap that converts a floating rate asset to a fixed rate asset; (B) an interest rate swap that converts a floating rate liability to a fixed rate liability; (C) a cross currency interest rate swap that converts a foreign denominated floating rate asset to a U.S. dollar fixed rate asset; (D) a cross currency interest rate swap that converts a foreign denominated floating rate liability to a U.S. dollar fixed rate liability; and (E) a forward starting interest rate swap to hedge the forecasted purchases of fixed rate assets.

Any deferred gain (loss) related to forecasted transaction cash flow hedging is recognized in income as the purchased asset affects income. If the forecasted transaction no longer qualifies for hedge accounting or if the forecasted transaction is no longer probable, the forward-starting swap will cease to be valued at amortized cost and will be marked to market through surplus. For the year ended December 31, 2025, none of the Company’s cash flow hedges have been discontinued, as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The Company may enter into derivative transactions that economically mitigate risk associated with interest rate, exchange rate, credit, and equity movements within the marketplace. Due to the natural economic benefits of the hedge in relation to the hedged item, the Company chooses not to seek hedge accounting in these instances. Examples of these types of derivative transactions and the associated risks are as follows: (A) futures that hedge equity risk on universal life liabilities; (B) futures, options, swaps, or forward contracts that hedge the equity or interest rate risk on minimum rate guarantee liabilities; (C) credit default swap purchases of protection that hedge the credit risk of specific bonds; (D) interest rate caps that hedge a rapidly rising interest rate environment and withdrawal activity in pension products; and (E) interest rate swaptions that hedge the risk of a low interest rate environment on in-force recurring premium products.
The Company may enter into replicated (synthetic asset) transactions used for purposes other than hedging by the following: (A) combining a written credit default swap with a highly rated cash instrument to synthetically create corporate debt; (B) combining a written credit default swap with a highly rated cash instrument to synthetically create sovereign debt; or (C) combining a written credit default swap with a highly rated cash instrument to synthetically create a portfolio of commercial mortgage backed securities.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the Balance Sheets (Securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s Balance Sheets. Under GAAP, the reinvested collateral is included within invested assets and is not reported as a single line item.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Other Assets and Other Liabilities

Other assets consist primarily of cash surrender value of company owned life insurance, receivable from parent, subsidiaries and affiliates, disallowed IMR and general insurance accounts receivable.

Other liabilities consist primarily of amounts withheld by the Company, accrued expenses, remittances, custody offset, and municipal repurchase agreements. Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest. These municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Separate Accounts

The majority of separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder. The assets in the accounts consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Assets held in trust for purchases of variable life, variable universal life, variable annuity and certain non-indexed guaranteed annuity contracts (which guarantee certain returns as specified in the contracts) and the Company's corresponding obligation to the contract owners are shown separately in the Balance Sheets. The assets and liabilities in the separate accounts are carried on a fair value basis. Income and gains and losses with respect to these assets accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist.

The individual variable life insurance policies typically provide a guaranteed minimum death benefit.

Certain other modified guaranteed annuity separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. These modified guaranteed annuity separate account assets and liabilities are carried at amortized cost. Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the Company’s Statements of Operations as a component of net transfers from separate accounts.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the Statements of Operations. These guarantees are included in the general account due to the nature of the guaranteed return.

Surplus funds transferred from the general account to the separate accounts, commonly referred to as seed money, and earnings accumulated on seed money are reported as surplus in the separate accounts until transferred or repatriated to the general account. The transfer of such funds between the separate account and the general account is reported as surplus contributed or withdrawn during the year.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a non-deduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held. For interest sensitive whole life, the reserves held in the General Account are equal to the cash surrender value.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

In accordance with SSAP No. 51, Life Contracts, and No. 54, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is not included as a factor in the health contract premium deficiency calculation.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the Balance Sheets date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the Statements of Operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance
Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP No. 101 does not consider state income taxes in the measurement of deferred taxes. SSAP No. 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period's adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three-part test plus the sum of all deferred tax liabilities.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

Subsidiaries and Affiliated Companies

Investments in SCA are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Nonadmitted Assets

Certain assets designated as "nonadmitted", primarily net deferred tax assets, reinsurance receivables, agent's balances and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3.
Accounting Changes and Correction of Errors

The Company's policy is to disclose recently adopted accounting pronouncements that have been classified by the NAIC as a new statutory accounting principle (SAP) concept change, as well as items classified by the NAIC as SAP clarification changes that have been adopted and have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

Effective January 1, 2025, the NAIC implemented substantive revisions to SSAP No. 26, Bonds and SSAP No. 43, Asset-Backed Securities, incorporating concepts from the principles-based bond definition (PBBD) project regarding the criteria for reporting long-term bonds. In accordance with the NAIC’s transition guidance specific to the project, this update does not constitute a change in accounting principle. The updated guidance has led to modifications in how tables within footnotes 4, 5 and 15 are presented, which may differ from the presentation used in previous reporting periods.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Effective January 1, 2025, the NAIC adopted revisions to SSAP No. 21, Other Admitted Assets, to reflect accounting and reporting guidance for investments that do not meet the requirements of PBBD, and for residual tranches or interests/loss positions.

The aggregate book adjusted carrying value for securities reclassified from Schedule D to Schedule BA was $5. The measurement basis for the transferred securities did not change. There was no impact to the Company’s net income or capital and surplus.

On January 10, 2024, the Statutory Accounting Principles Working Group (SAPWG) adopted INT 23-04, Scottish Re Life Reinsurance Liquidation Questions, effective for reporting periods on or after December 31, 2023. INT 23-04 provides clarity that the Scottish Re liquidation should be accounted for as a commutation or recapture and reported as such, including all relevant disclosures. An impairment analysis shall be conducted and any remaining receivables in dispute or not secured by a trust shall be non-admitted. Refer to Note 7 for further detail.

On August 13, 2023, the SAPWG adopted INT 23-01, Net Negative (Disallowed) Interest Maintenance Reserve, effective immediately. INT 23-01 provides optional, limited-time guidance, which allows the admittance of net negative (disallowed) IMR if certain conditions are met, up to 10% of adjusted general account capital and surplus. Refer to Note 5 for further detail.
Correction of Errors

There were additional errors identified in prior year financial statements that have been corrected in the years presented in the financial statements in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors. These errors do not have a material impact on the financial statements, individually or in aggregate, and therefore have not been separately disclosed.

Reclassifications

Certain amounts in prior year financial statement balances and footnote disclosures have been reclassified to conform to the current year presentation.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

4.
Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of Fair Value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Fair Value Hierarchy

The Company's financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -   Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -
Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)
Quoted prices for similar assets or liabilities in active markets
b)
Quoted prices for identical or similar assets or liabilities in non-active markets
c)
Inputs other than quoted market prices that are observable
d)
Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, are determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the Balance Sheets date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the Balance Sheets date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company's liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying Balance Sheets approximate their fair values. These are included in the investment contract liabilities.

Fair values for the Company's insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the Balance Sheets, as of December 31, 2025 and 2024, respectively:

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31, 2025
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,081	$1,081	$1,011	$70	$—
Bonds
Asset-backed securities	8,486	8,486	229	7,683	574
Issuer credit obligations	37,782	41,210	3,775	33,950	57
Preferred stocks, other than affiliates	40	40	—	39	1
Common stocks, other than affiliates	73	73	7	5	61
Mortgage loans on real estate	8,030	8,818	—	—	8,030
Other invested assets	213	235	—	200	13
Derivative assets:
Options	75	75	—	75	—
Interest rate swaps	80	80	—	80	—
Currency swaps	66	26	—	66	—
Credit default swaps	34	18	—	34	—
Equity swaps	43	43	—	43	—
Interest rate futures	2	2	2	—	—
Equity futures	3	3	3	—	—
Derivative assets total	303	247	5	298	—
Policy loans	2,376	2,376	—	2,376	—
Securities lending reinvested collateral	1,458	1,458	1,343	115	—
Separate account assets	108,416	108,398	99,066	8,165	1,185

Liabilities
Investment contract liabilities	$11,269	$11,436	$—	$195	$11,074
Derivative liabilities:
Options	19	19	—	19	—
Interest rate swaps	1,121	721	—	1,121	—
Currency swaps	9	42	—	9	—
Credit default swaps	—	5	—	—	—
Equity swaps	102	102	—	102	—
Interest rate futures	1	1	1	—	—
Equity futures	44	44	44	—	—
Derivative liabilities total	1,296	934	45	1,251	—
Payable for securities lending	1,657	1,657	—	1,657	—
Payable for derivative cash collateral	78	78	—	78	—
Separate account liabilities	96,928	97,017	2	96,917	9

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31, 2024
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,465	$1,465	$1,462	$3	$—
Short-term notes receivable from affiliates	450	450	—	450	—
Bonds	45,903	51,162	4,334	40,738	831
Preferred stocks, other than affiliates	44	44	—	44	—
Common stocks, other than affiliates	90	90	4	—	86
Mortgage loans on real estate	7,752	8,885	—	—	7,752
Other invested assets	298	337	—	283	15
Derivative assets:
Options	63	63	—	63	—
Interest rate swaps	105	105	—	105	—
Currency swaps	110	70	—	110	—
Credit default swaps	62	38	—	62	—
Equity swaps	119	119	—	119	—
Interest rate futures	2	2	2	—	—
Equity futures	2	2	2	—	—
Derivative assets total	463	399	4	459	—
Policy loans	2,239	2,239	—	2,239	—
Securities lending reinvested collateral	1,537	1,537	1,537	—	—
Separate account assets	102,011	102,098	95,458	5,955	598

Liabilities
Investment contract liabilities	$10,097	$9,763	$—	$204	$9,893
Derivative liabilities:
Options	5	5	—	5	—
Interest rate swaps	1,849	1,417	—	1,849	—
Currency swaps	1	2	—	1	—
Credit default swaps	(2)	5	—	(2)	—
Equity swaps	37	37	—	37	—
Interest rate futures	1	1	1	—	—
Equity futures	14	14	14	—	—
Derivative liabilities total	1,905	1,481	15	1,890	—
Payable for securities lending	1,667	1,667	—	1,667	—
Payable for derivative cash collateral	96	96	—	96	—
Separate account liabilities	91,620	91,698	2	91,609	9

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables provide information about the Company's financial assets and liabilities measured at fair value as of December 31, 2025 and 2024:

	2025
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Asset-backed securities	$—	$14	$1	$15
Issuer credit obligations	—	9	6	15
Total bonds	—	23	7	30
Preferred stock
Industrial and miscellaneous	—	40	—	40
Total preferred stock	—	40	—	40
Common stock
Industrial and miscellaneous	7	5	61	73
Total common stock	7	5	61	73
Cash equivalents and short-term investments
Industrial and miscellaneous	—	3	—	3
Money market mutual funds	896	—	—	896
Total cash equivalents and short-term investments	896	3	—	899
Derivative assets	4	188	—	192
Separate account assets	98,701	4,118	—	102,819
Total assets	$99,608	$4,377	$68	$104,053
Liabilities:
Derivative liabilities	$45	$303	$—	$348
Separate account liabilities	2	—	—	2
Total liabilities	$47	$303	$—	$350

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	2024
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$2	$—	$2
Industrial and miscellaneous	—	26	2	28
Total bonds	—	28	2	30
Preferred stock
Industrial and miscellaneous	—	44	—	44
Total preferred stock	—	44	—	44
Common stock
Industrial and miscellaneous	4	—	86	90
Total common stock	4	—	86	90
Cash equivalents and short-term investments
Money market mutual funds	1,176	—	—	1,176
Total cash equivalents and short-term investments	1,176	—	—	1,176
Other long term	—	5	—	5
Derivative assets	4	281	—	285
Separate account assets	95,290	4,021	—	99,311
Total assets	$96,474	$4,379	$88	$100,941
Liabilities:
Derivative liabilities	$15	$799	$—	$814
Separate account liabilities	2	—	—	2
Total liabilities	$17	$799	$—	$816

Bonds classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified as Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Common stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Common stock classified as Level 3 are comprised primarily of shares in the FHLB of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Money market mutual funds and other cash or cash equivalents classified as Level 2 are valued using inputs from third party pricing services.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Derivatives classified as Level 2 represent over-the-counter contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other over-the-counter trades, or external pricing services.

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

The following tables summarize the changes in assets classified as Level 3 for 2025 and 2024:

	Beginning Balance at January 1, 2025	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)
Bonds
Asset-backed securities	$1	$—	$—	$(1)	$1
Issuer credit obligations	1	13	1	—	(9)
Preferred stock	—	—	—	—	(1)
Common stock	86	—	—	(3)	7
Total	$88	$13	$1	$(4)	$(2)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2025
Bonds
Asset-backed securities	$—	$—	$—	$—	$1
Issuer credit obligations	3	—	—	—	7
Preferred stock	1	—	—	—	—
Common stock	16	—	45	—	61
Total	$20	$—	$45	$—	$69

(a)
Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)
Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

	Beginning Balance at January 1, 2024	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)
Bonds
Other	$1	$20	$1	$(1)	$(17)
Common stock	100	—	—	1	(4)
Total	$101	$20	$1	$—	$(21)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2024
Bonds
Other	$—	$—	$—	$—	$2
Common stock	16	—	27	—	86
Total	$16	$—	$27	$—	$88

(a)
Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)
Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

Nonrecurring Fair Value Measurements

As indicated in Note 2, real estate held for sale is measured at the lower of carrying amount or fair value less encumbrances and estimated costs to sell. At December 31, 2025 and 2024, the Company held no properties classified as held-for-sale.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

5.
Investments

Bonds and Stocks

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2025
ICOs:
U.S. Government obligations (exempt from RBC)	$4,440	$3	$1,074	$3,369
Other U.S. Government obligations (not exempt from RBC)	299	—	63	236
Non-U.S. sovereign jurisdiction securities	791	20	75	736
Municipal bonds - general obligations (direct & guaranteed)	231	3	25	209
Municipal bonds - special revenue	1,792	3	289	1,506
Corporate bonds	32,336	733	2,513	30,556
Single entity backed obligation	1,246	5	146	1,105
Bank loans - acquired	64	—	10	54
Mortgage loans that qualify as SVO identified credit tenant loan - unaffiliated	11	1	—	12
Total ICOs	$41,210	$768	$4,195	$37,783

ABS:
Financial asset-backed securities - self liquidating:
Agency RMBS - not/partially guaranteed (not exempt from RBC)	$63	$—	$8	$55
Non-agency CLOs/CBOs/CDOs - unaffiliated	414	2	2	414
Non-agency CMBS - unaffiliated	1,837	20	80	1,777
Non-agency RMBS - unaffiliated	476	55	8	523
Other financial ABS - unaffiliated	2,781	103	87	2,797
Financial ABS - not self-liquidating:
Equity backed securities - unaffiliated	36	—	—	36
Non-financial ABS - full analysis:
Lease backed transactions - unaffiliated	738	11	3	746
Other non-financial ABS - unaffiliated	262	5	—	267
Non-financial ABS - practical expedient:
Lease backed transactions - unaffiliated	1,300	15	15	1,300
Other non-financial ABS - unaffiliated	579	6	15	570
Total ABS	$8,486	$217	$218	$8,485
Common stock	$58	$15	$—	$73
Preferred stock	$40	$—	$—	$40
	$49,794	$1,000	$4,413	$46,381

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2024
Bonds:
United States Government and agencies	$5,182	$—	$1,284	$3,898
State, municipal and other government	3,131	9	536	2,604
Hybrid securities	249	8	9	248
Industrial and miscellaneous	34,923	478	3,621	31,780
Mortgage and other asset-backed securities	7,677	162	466	7,373
Total unaffiliated bonds	51,162	657	5,916	45,903
Unaffiliated preferred stocks	44	—	—	44
	$51,206	$657	$5,916	$45,947

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Unaffiliated common stocks	$88	$2	$—	$90

The carrying amount and estimated fair value of items held as bonds and short-term investments at December 31, 2025, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2025
December 31:	Carrying Value	Fair Value
Due in one year or less	$1,968	$1,972
Due after one year through five years	7,305	7,454
Due after five years through ten years	10,587	10,458
Due after ten years through twenty years	12,717	11,342
Due after twenty years	8,837	6,759
Subtotal	41,414	37,985
Mortgage and other asset-backed securities	8,466	8,468
Total	$49,880	$46,453

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2025 and 2024 is as follows:

	2025
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
ICOs:
U.S. Government obligations (exempt from RBC)	$1,669	$624	$1,521	$451
Other U.S. Government obligations (not exempt from RBC)	231	63	—	—
Non-U.S. sovereign jurisdiction securities	376	73	52	1
Municipal bonds - general obligations (direct & guaranteed)	118	25	17	—
Municipal bonds - special revenue	1,238	287	111	2
Corporate bonds	13,137	2,399	2,284	115
Single entity backed obligation	850	144	82	1
Bank loans - acquired	5	—	32	10
Mortgage loans that qualify as SVO identified credit tenant loan - unaffiliated	—	—	—	—
Total ICOs	$17,624	$3,615	$4,099	$580

ABS:
Financial asset-backed securities - self liquidating:
Agency RMBS - not/partially guaranteed (not exempt from RBC)	$52	$8	$1	$—
Non-agency CLOs/CBOs/CDOs - unaffiliated	32	1	207	1
Non-agency CMBS - unaffiliated	1,087	79	92	—
Non-agency RMBS - unaffiliated	88	7	35	2
Other financial ABS - unaffiliated	802	83	471	3
Financial ABS - not self-liquidating:
Equity backed securities - unaffiliated	1	—	—	—
Non-financial ABS - full analysis:
Lease backed transactions - unaffiliated	81	2	52	1
Other non-financial ABS - unaffiliated	—	—	53	—
Non-financial ABS - practical expedient:
Lease backed transactions - unaffiliated	201	15	170	—
Other non-financial ABS - unaffiliated	177	16	107	—
Total ABS	$2,521	$211	$1,188	$7
Common stock	$—	$—	$48	$—
Preferred stock	$11	$—	$29	$—
	$20,156	$3,826	$5,364	$587

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	2024
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$1,518	$649	$2,307	$635
State, municipal and other government	1,848	512	557	24
Hybrid securities	75	8	49	1
Industrial and miscellaneous	14,344	3,316	7,937	305
Mortgage and other asset-backed securities	3,445	438	1,393	28
Total bonds	$21,230	$4,923	$12,243	$993
Common stocks-unaffiliated	$—	$—	$1	$—
	$21,230	$4,923	$12,244	$993

During 2025, 2024 and 2023, respectively, there were $67, $7 and $13, of asset-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis.

For asset-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2025, 2024 and 2023, the Company recognized OTTI of $28, $0 and $25, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following asset-backed and structured securities were held at December 31, 2025, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
61,762TAH9	$3	$2	$1	$2	$2	3/31/2025
BAE3K7RU3-TA	—	—	—	—	—	3/31/2025
86,362AAA6	1	—	1	—	—	3/31/2025
44,421MAA8	13	11	2	11	11	3/31/2025
36,260JAD9	4	3	1	3	3	3/31/2025
23,345LAA7	21	18	3	18	18	3/31/2025
36,269KAA3	4	4	—	4	4	3/31/2025
26,207AAF0	2	2	—	2	2	3/31/2025
83,164HP46	—	—	—	—	—	3/31/2025
83,164HKQ2	—	—	—	—	—	3/31/2025
46,651AA2	4	3	1	3	3	3/31/2025
61,691YAJ0	5	4	1	4	4	3/31/2025
5,490TAA0	2	2	—	2	2	3/31/2025
12,654YAA7	2	2	—	2	2	3/31/2025
14,576AAB8	1	1	—	1	1	3/31/2025
86,190BAB0	2	2	—	2	2	3/31/2025
10,901AAA4	2	2	—	2	2	3/31/2025
12,510HAC4	1	1	—	1	1	3/31/2025
86,190BAD6	1	1	—	1	1	3/31/2025
83,162CTG8	1	1	—	1	1	3/31/2025
46,616VAA8	1	1	—	1	1	3/31/2025
67,190AAB2	2	2	—	2	2	3/31/2025
BAE2LRK94-TA	—	—	—	—	—	6/30/2025
BAE1PAJF7-TA	—	—	—	—	—	6/30/2025
BAE2XVVY5-TA	—	—	—	—	—	6/30/2025
12,640WAG5	1	1	—	1	1	6/30/2025
61,762TAH9	1	—	1	—	—	9/30/2025
12,640WAG5	—	—	—	—	—	9/30/2025
98,162JAG1	26	—	26	—	9	9/30/2025
			$37

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The unrealized losses of asset-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2025 and 2024 is as follows:

	2025		2024
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31:
The aggregate amount of unrealized losses	$219	$7	$449	$28
The aggregate related fair value of securities with unrealized losses	2,521	1,089	3,460	1,485

At December 31, 2025 and 2024, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 2,445 and 2,911 securities with a carrying amount of $23,982 and $26,152, and an unrealized loss of $3,826 and $4,923. Of this portfolio, at December 31, 2025 and 2024, 97.8% and 96.9% were investment grade with associated unrealized losses of $3,731 and $4,767, respectively.

At December 31, 2025 and 2024, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 596 and 1,543 securities with a carrying amount of $5,903 and $13,236, and an unrealized loss of $587 and $993. Of this portfolio, at December 31, 2025 and 2024, 97.1% and 97.3% were investment grade with associated unrealized losses of $569 and $977, respectively.

At December 31, 2025 and 2024, there were no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2025 and 2024, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 11 and 5 securities, respectively, with a cost of $48 and $1 and an insignificant unrealized loss.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following table provides the number of 5GI securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5GI Securities	Book / Adjusted Carrying Value	Fair Value
December 31, 2025
Issuer credit obligations, amortized cost	3	$11	$11
Total	3	$11	$11

December 31, 2024
Bond, amortized cost	9	$42	$24
Total	9	$42	$24

The Company did not have any offsetting assets and liabilities at December 31, 2025 and 2024.

During 2025 and 2024, respectively, the Company sold, redeemed or otherwise disposed of 50 and 69 securities as a result of a callable feature which generated investment income of $9 and $16 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements, if applicable.

	Year Ended December 31
	2025	2024	2023

Proceeds	$10,370	$4,303	$7,301

Gross realized gains	$130	$85	$184
Gross realized losses	(482)	(143)	(747)
Net realized capital gains (losses)	$(352)	$(58)	$(563)

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2025, 2024 and 2023 of $88, $42 and $106, respectively.

At December 31, 2025 and 2024, the Company had recorded investments in restructured securities of $28 and $2.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Concentrations of Credit Risk

Credit risk represents the risk that a counterparty will fail to perform on its contractual obligations. The Company’s investment portfolio includes exposures that may be subject to concentrations of credit risk by industry sector and asset class. Such concentrations arise when multiple issuers share similar economic characteristics or are exposed to common industry‑specific, regulatory or macroeconomic factors that could affect their ability to meet contractual obligations.

The Company’s significant concentrations of credit risk are primarily related to corporate fixed‑income investments and structured securities diversified across a range of industries and asset classes.

Communications (Stable)

The Company maintains material exposure to issuers within the communications sector, including cable, media and telecommunications companies. Credit risk within this sector is influenced by competitive pressures, technological change, capital intensity and regulatory considerations that may impact issuer cash flows and overall credit quality.

Consumer Cyclical (Stable)

The Company holds investments in consumer cyclical industries, including retailers, restaurants, gaming entities and lodging and leisure companies. Credit risk within this sector is sensitive to changes in discretionary consumer spending, employment conditions, inflationary pressures and broader economic cycles that may affect revenues and profitability.

Consumer Noncyclical (Mostly Stable)

The Company’s consumer noncyclical exposure includes issuers in the food and beverage, consumer products, supermarkets, tobacco, healthcare and pharmaceutical industries. Credit risk in these sectors is influenced by factors such as pricing power, input cost volatility, regulatory environments, healthcare policy developments, and the relative stability of consumer demand.

Government and Government‑Related Securities (Stable)

The Company also invests in government and government‑related securities, including U.S. Treasury securities, municipal obligations, supranational entities and non‑U.S. sovereign issuers. Credit risk for these investments is largely associated with changes in fiscal conditions, interest rates and geopolitical developments.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Real Estate Investment Trusts (Stable)

The Company holds investments in real estate investment trusts diversified across property types. Credit risk within this sector is influenced by real estate market fundamentals, occupancy levels, rental rate trends, operating cost pressures and access to capital markets.

Structured Securities (Stable)

Beyond corporate fixed‑income securities, the Company holds structured securities, including asset‑backed securities and commercial mortgage‑backed securities. Credit risk related to these investments is primarily influenced by the performance of the underlying collateral, the level of structural credit enhancement and prevailing macroeconomic conditions.

Technology (Stable)

The Company’s technology exposure includes issuers engaged in hardware manufacturing, software development and semiconductor production. Credit risk within this sector is affected by rapid technological advancement, capital investment requirements, product demand cycles and, in certain cases, global supply chain dynamics.

Transportation (Stable)

Transportation‑related exposure includes airlines, automotive manufacturers, railroads and transportation service providers. Credit risk within this sector is affected by fuel and operating costs, labor dynamics, trade and tariff policies, supply chain disruptions and overall economic activity.

Utilities and Infrastructure-Related (Stable)

The Company also maintains exposure to regulated and infrastructure‑oriented issuers, including electric utilities and other utility‑related entities. Credit risk in this sector is influenced by capital expenditure requirements, regulatory frameworks, weather‑related events and sensitivity to interest rate movements.

The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of unrealized losses in each of the above sectors and does not consider those investments to be other-than-temporarily impaired as of December 31, 2025.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2025 and 2024 were as follows:

December 31, 2025
	Farm	Commercial	Total
AAA - AA	$—	$4,506	$4,506
A	26	3,906	3,932
BBB	6	269	275
B	—	105	105
	$32	$8,786	$8,818

December 31, 2024
	Farm	Commercial	Total
AAA - AA	$—	$4,553	$4,553
A	30	3,643	3,673
BBB	3	591	594
BB	—	1	1
B	—	79	79
	$33	$8,867	$8,900

The above tables exclude residential mortgage loans.

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company's mortgage lending process, taking into account such factors as projected future cash flows, net operating income and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2025, the Company issued mortgage loans with a maximum interest rate of 6.57% and a minimum interest rate of 5.07% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2025 at the time of origination was 64%. During 2024, the Company issued mortgage loans with a maximum interest rate of 7.26% and a minimum interest rate of 5.66% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2024 at the time of origination was 68%.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

During 2025 and 2024, the Company issued agricultural loans with both a maximum and minimum interest rate of 0% and 6.55%, respectively.

During 2025 and 2024, the Company did not reduce the interest rate on any outstanding mortgage loans.

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2025 and 2024:

		Commercial
	Farm	All Other	Total
December 31, 2025
Recorded Investment (All)
Current	$29	$8,786	$8,815
180+ Days Past Due	3	—	3

Accruing interest 180+
days past due
Recorded investment	3	—	3

Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$28	$763	$791

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

		Commercial
	Farm	All Other	Total
December 31, 2024
Recorded Investment (All)
Current	$29	$8,848	$8,877
30-59 Days Past Due	4	—	4
60-89 Days Past Due	—	12	12
180+ Days Past Due	—	7	7

Accruing interest 180+
days past due
Recorded investment	—	7	7

Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$29	$795	$824

At December 31, 2025 and 2024, the Company held $3 and $7, respectively, of mortgage loans that were non-income producing for the previous 180 days. There was an insignificant amount of accrued interest related to these mortgage loans at December 31, 2025 and 2024. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2025 and 2024, there were no taxes, assessments and other amounts advanced and not included in the mortgage loan total.

At December 31, 2025 and 2024, the Company held 0 and 2 impaired loans with or without a related allowance for credit losses. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2025 and 2024, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans. There were no average recorded investments in impaired loans during 2025 and 2024.

The Company had an allowance for credit losses on mortgage loans of $0, $15 and $0 at December 31, 2025, 2024, and 2023.

As of December 31, 2025 and 2024, the Company had no mortgage loans derecognized as a result of foreclosure.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2025, 2024 and 2023, the Company has recognized no interest income on impaired loans or on a cash basis.

At December 31, 2025 and 2024, the Company held a mortgage loan loss reserve in the AVR of $103 and $97, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2025	2024		2025	2024

Pacific	27%	29%	Apartment	52%	52%
South Atlantic	21	21	Industrial	24	22
Middle Atlantic	13	12	Office	13	14
E. North Central	11	11	Retail	11	12
Mountain	10	8
W. South Central	8	9
W. North Central	5	5
New England	3	3
E. South Central	2	2

At December 31, 2025 and 2024, the Company had no mortgage loans with a total net admitted asset value that had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2025, 2024 and 2023 related to such restructurings. At December 31, 2025 and 2024, there were no commitments to lend additional funds to debtors owing receivables.

Real Estate

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. There were no impairment losses taken on real estate in 2025, 2024 and 2023 to write the book value down to the current fair value.

As of December 31, 2025 and 2024, there are no properties classified as held for sale. During 2025, there were no properties classified as held for sale disposed, resulting in no net realized gains. During 2024, four properties classified as held for sale were disposed, resulting in an insignificant net realized gain. Any associated gains and losses from these held for sale disposals were included in net realized capital gains (losses) within the Statements of Operations.

The Company disposed of other properties during 2025, 2024 and 2023 resulting in an insignificant amount of net realized gains. These gains and losses were included in net realized capital gains (losses) within the Statements of Operations.

The carrying value of the Company's real estate assets at December 31, 2025 and 2024 was as follows:

	2025	2024
Home office properties	$37	$39
	$37	$39

Accumulated depreciation on real estate at December 31, 2025 and 2024, was $35 and $33, respectively.

Other Invested Assets

The Company recorded impairments of $20, $4 and $0 throughout years 2025, 2024 and 2023, respectively. These impairments were primarily related to private equity funds. The impairments were taken because the decline in fair value of the funds were deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds were not anticipated. These write-downs are included in net realized capital gains (losses) within the Statements of Operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Tax Credits

The Company invests in projects designed to generate federal and state tax credits and other tax benefits through ownership interests in tax credit structures, including partnerships and limited liability entities. These investments primarily relate to affordable housing and historic rehabilitation. The Company’s objective in making these investments is to realize value through the receipt and utilization of tax credits and related tax benefits rather than through operating income or appreciation of the underlying assets.

Tax credits generated by these investments may be transferable or certificated in certain jurisdictions or non‑transferable and usable only against the Company’s income tax liabilities. The investments are accounted for in accordance with SSAP No. 93 and SSAP No. 94, as applicable.

Tax credits generated from these investments are recognized as assets in accordance with SSAP No. 94 and are recorded at amounts expected to be realized through utilization or, where applicable, transfer or sale. The recognition of tax credits impacts the Company’s statutory financial position through the recording of admitted or nonadmitted tax credit assets.

Utilization of tax credits reduces income tax expense and current tax payable, favorably affecting statutory results of operations. Unused tax credits remain recorded as assets and are evaluated for admissibility and recoverability based on expected future taxable income, statutory limitations, and credit expiration provisions. Tax credits not expected to be realized are reduced through nonadmission or impairment, which negatively impacts statutory surplus and results of operations in the period recognized. Tax credit benefits recognized in 2025 and 2024 was $31 and $17, respectively, and other tax benefits recognized was $3 and $3. The balance of the investment recognized as of December 31, 2025 and 2024 is $53 and $58, respectively.

During the year ended December 31, 2025 and 2024, the Company recognized ($13) and ($14), respectively, of investment amortization related to investments generating tax credits and other tax benefits. This amortization was recognized as a component of net investment income.

The Company recognized an insignificant amount of non-income tax related activity associated with these investments as a component of net investment income during 2025 and 2024.

There were no other returns allocated to these investments recognized outside of income tax expense.

The following schedule reflects the aggregate amount of tax credits expected to be generated in each of the subsequent five years and thereafter, disaggregated between transferable/certificated and non‑transferable tax credits:

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Year	Transferable/ Certificated	Nontransferable	Total
2026	$—	$12	$12
2027	—	11	11
2028	—	10	10
2029	—	6	6
2030	—	5	5
2031 and After	—	4	4
	$—	$48	$48

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company has commitments related to investments in tax credit structures, including obligations to make additional capital contributions upon the occurrence of specified events. The table below presents these commitments and the periods in which such amounts are expected to be funded:

Year	Tax Credit
2026	$1
2027	2
2028	—
2029	—
2030	—
2031 and After	—
$3

The Company is not subject to regulatory review for any underlying projects as of December 31, 2025 and 2024.

The Company did not recognize impairment losses on tax credit investments as of December 31, 2025 and 2024.

The following tables provide the carrying value of tax credits, disaggregated by transferable/certificated and non-transferable, gross of any related tax liabilities by jurisdiction and in total as of December 31, 2025 and 2024:

		December 31, 2025
Description of State Transferable and Non-Transferable Tax Credits	Jurisdiction	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$—	$5
Economic Redevelopment and Growth Tax Credits	NJ	—	11
Low-Income Housing Tax Credits	CA	13	30
Low-Income Housing Tax Credits	United States	46	49
Total	XXX	$59	$95

		December 31, 2024
Description of State Transferable and Non-Transferable Tax Credits	Jurisdiction	Carrying Value	Unused Amount
Economic Redevelopment and Growth Tax Credits	NJ	$1	$16
Low-Income Housing Tax Credits	CA	—	15
Low-Income Housing Tax Credits	United States	58	59
Total	XXX	$59	$90

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company did not have any non-transferable state tax credits.

The following tables provide total unused tax credits by jurisdiction, disaggregated by transferable/certificated and non-transferable as of December 31, 2025 and 2024:

December 31, 2025
	Jurisdiction	Transferable/Certificated	Nontransferable	Total
State:
Massachusetts	MA	$5	$—	$5
New Jersey	NJ	11	—	11
California	CA	30	—	30
Federal	XXX	—	49	49
Total	XXX	$46	$49	$95

December 31, 2024
	Jurisdiction	Transferable/Certificated	Nontransferable	Total
State:
New Jersey	NJ	$16	$—	$16
California	CA	15	—	15
Federal	XXX	—	59	59
Total	XXX	$31	$59	$90

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

The following tables identify tax credits by transferable/certificated and non-transferable classifications and identify the admitted and nonadmitted portions of each classification as of December 31, 2025 and 2024:

December 31, 2025
	Total Admitted	Total Nonadmitted
State:
Transferable	$13	$—
Non-transferable	—	—

Federal:
Transferable	$—	$—
Non-transferable	46	—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

December 31, 2024
	Total Admitted	Total Nonadmitted
State:
Transferable	$1	$—
Non-transferable	—	—

Federal:
Transferable	$—	$—
Non-transferable	58	—

Derivatives

Amounts disclosed in this Derivatives section do not include derivatives utilized in the hedging of variable annuity guarantees in accordance with SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees. Please see the subsequent section “Derivatives Hedging Variable Annuity Guarantees” for results associated with those derivatives.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company's behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2025 and 2024 was as follows:

	2025	2024
Fair value - positive	$337	$484
Fair value - negative	(1,330)	(1,926)

At December 31, 2025, 2024 and 2023, the Company has recorded unrealized gains (losses) of ($78), $132 and ($433), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2025, 2024 and 2023 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 18 years for forecasted hedge transactions. At December 31, 2025 and 2024, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2025 and 2024, the Company has no accumulated deferred gains related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2026.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Summary of realized gains (losses) by derivative type for the years ended December 31, 2025, 2024 and 2023:

	2025	2024	2023
Options:
Calls	$(110)	$5	$13
Puts	(4)	1	(1)
Total options	$(114)	$6	$12
Swaps:
Interest rate	$—	$(6)	$—
Credit	3	—	—
Foreign exchange	8	—	—
Total return	(788)	(1,570)	(1,092)
Total swaps	$(777)	$(1,576)	$(1,092)
Futures - net positions	753	442	41
Total realized gains (losses)	$(138)	$(1,128)	$(1,039)

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2025 and 2024:

	Asset(1)		Liability(1)
	2025	2024	2025	2024
Derivative component of RSATs
Credit default swaps	$47	$63	$(4)	$(5)
Interest rate swaps	10	8	—	—
(1) Asset and liability classification is based on the positive (asset) or negative
(liability) book/adjusted carrying value (BACV) of each derivative.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2025 and 2024:

	Asset(1)		Liability(1)
	2025	2024	2025	2024
Derivative component of RSATs
Credit default swaps	$34	$59	$3	$4
Interest rate swaps	11	9	—	—
Total	$45	$68	$3	$4
(1) Asset and liability classification is based on the positive (asset) or negative
(liability) BACV of each derivative.

The Company did not have net realized gains (losses) on derivatives held for other than hedging purposes for the years ended December 31, 2025, 2024 and 2023.

As stated in Note 2, the Company replicates investment grade corporate bonds, sovereign debt, and commercial mortgage backed securities by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2025 and 2024:

		2025
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps(3)		$8	$591	2.0
Credit default swaps referencing indices		—	32	39.4
Subtotal		8	623	3.9
BBB	2
Single name credit default swaps(3)		20	598	2.1
Credit default swaps referencing indices		10	629	2.1
Subtotal		30	1,227	2.1
Total		$38	$1,850	2.7

(1)
The rating agency designations are based on availability and the blending of the applicable ratings among Moody's Investors Service, S&P, and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.
(2)
The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.
(3)
Includes corporate, foreign government and state entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

		2024
Rating Agency Designation of Referenced Credit Obligations	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity(2)
AAA/AA/A	1
Single name credit default swaps(3)		$12	$978	2.2
Credit default swaps referencing indices		—	32	40.4
Subtotal		12	1,010	3.4
BBB	2
Single name credit default swaps (3)		35	1,461	1.9
Credit default swaps referencing indices		16	992	2.6
Subtotal		51	2,453	2.2
BB	3
Single name credit default swaps (3)		—	85	0.9
Subtotal		—	85	0.9
Total		$63	$3,548	2.5
(1)
The rating agency designations are based on availability and the blending of the applicable ratings among Moody's Investors Service, S&P, and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.
(2)
The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.
(3)
Includes corporate, foreign government and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2025 and 2024, there were not any potential future recoveries available to offset the $1,850 and $3,548, respectively, from the table above.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

At December 31, 2025 and 2024, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value
	2025	2024	2025	2024
Derivative assets:
Credit default swaps	$1,530	$3,343	$34	$62
Currency swaps	520	905	66	110
Equity futures	—	—	3	2
Equity swaps	2,801	3,770	43	120
Interest rate swaps	1,594	1,367	24	29
Options	317	314	75	63
Derivative liabilities:
Credit default swaps	609	715	—	(2)
Currency swaps	826	135	9	1
Equity futures	—	—	44	13
Equity swaps	4,233	2,494	102	37
Interest rate swaps	7,754	6,719	986	1,101
Options	(1,079)	(597)	19	5

*Futures are presented in contract format. Swaps and options are presented in notional format.

Derivatives Hedging Variable Annuity Guarantees

The hedged obligation consists of guaranteed benefits on variable annuity contracts and resembles a long dated put option where claim payment is made whenever account value is less than a guaranteed amount, adjusted for applicable fees. Changes in interest rates impact the present value of future product cash flows (discount rate) as well as the value of investments comprising the account value to be assessed against the guarantee. Under this VM-21 compliant clearly defined hedging strategy, interest rate risk may be hedged by a duration matched portfolio of interest sensitive derivatives such as treasury bond forwards, treasury futures, interest rate swaps, interest rate swaptions or treasury future options. With approval of the IID, the guaranteed benefits included are variable annuity contracts with Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit riders, excluding contracts assumed via reinsurance. Total return on the designated portfolio of derivatives remains highly effective in covering the interest rate risk of the hedged obligation. Hedge effectiveness is measured in accordance with the requirements outlined under SSAP No. 108 and entails assessment of the total return on the designated portfolio of derivatives against changes in the fair value of the hedged obligation due to interest rate movements on a cumulative basis.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Scheduled amortization for SSAP No. 108 derivatives as of December 31, 2025 is as follows:

Amortization Year	Deferred Assets	Deferred Liabilities
2026	$(137)	$51
2027	(137)	51
2028	(137)	51
2029	(137)	51
2030	(137)	51
2031	(137)	51
2032	(117)	51
2033	(89)	46
2034	(55)	32
2035	(3)	5
Total	$(1,086)	$440

The following table is a reconciliation of the total deferred balance (net of tax) of SSAP No. 108 derivatives:

Total Deferred Balance
1. Balance at January 1, 2024	$445
2. Amortization	63
3. Deferred Recognition	(501)
4. Balance at December 31, 2024 [1-(2+3)]	$883
5. Amortization	88
6. Deferred Recognition	149
7. Balance at December 31, 2025 [4-(5+6)]	$646

The following tables provide information regarding SSAP No. 108 hedging instruments:

	2025	2024
Amortized cost	$—	$(3)
Fair value	(78)	(672)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

December 31, 2025
	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*
Derivative performance	$(9)	$(467)	$591	$115

SSAP No. 108 Adjustments
Portion of the derivative performance attributed to natural offset	7	83	(16)	74
Deferred	2	384	(575)	(189)
*Totals shown are pre-tax

December 31, 2024
	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*
Derivative performance	$(1)	$409	$(1,524)	$(1,116)

SSAP No. 108 Adjustments
Portion of the derivative performance attributed to natural offset	15	(148)	615	482
Deferred	(14)	(261)	909	634
*Totals shown are pre-tax

	Year Ended December 31
	2025	2024
Prior year fair value of hedged item	$1,663	$630
Current year fair value of hedged item	1,538	1,663
Change in fair value attributable to interest rates	$(125)	$1,033
Portion of the fair value change attributed to the hedged risk	$(124)	$1,032

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2025 and 2024, respectively:

	Gross (Admitted & Nonadmitted) Restricted
	2025
		G/A Supporting
		Separate	Total S/A	S/A Assets
	Total General	Account (S/A)	Restricted	Supporting
Restricted Asset Category	Account (G/A)	Activity	Assets	G/A Activity	Total
Collateral held under security lending agreements	$1,657	$—	$—	$—	$1,657
Subject to repurchase agreements	296	—	—	—	296
FHLB capital stock	39	—	—	—	39
On deposit with states	57	—	—	—	57
Pledged as collateral to FHLB (including assets backing funding agreements)	3,909	—	—	—	3,909
Pledged as collateral not captured in other categories	2,585	—	—	—	2,585
Other restricted assets	5,918	—	—	—	5,918
Collateral assets received and on balance sheet	78	—	—	—	78
Assets held under modco reinsurance agreements	132	—	—	—	132
Assets held under funds withheld reinsurance agreements	4,877	—	—	—	4,877
Total restricted assets	$19,548	$—	$—	$—	$19,548

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	Gross (Admitted & Nonadmitted) Restricted				Percentage
					Gross
					(Admitted &	Admitted
					Nonadmitted)	Restricted to
	Total From		Total	Total	Restricted	Total
	Prior Year	Increase/	Nonadmitted	Admitted	to Total	Admitted
Restricted Asset Category	(2024)	(Decrease)	Restricted	Restricted	Assets	Assets
Collateral held under security lending agreements	$1,667	$(10)	$—	$1,657	0.89%	0.90%
Subject to repurchase agreements	306	(10)	—	296	0.16%	0.16%
FHLB capital stock	77	(38)	—	39	0.02%	0.02%
On deposit with states	57	—	—	57	0.03%	0.03%
Pledged as collateral to FHLB (including assets backing funding agreements)	3,956	(47)	—	3,909	2.11%	2.13%
Pledged as collateral not captured in other categories	3,085	(500)	—	2,585	1.39%	1.41%
Other restricted assets	7,920	(2,002)	—	5,918	3.19%	3.22%
Collateral assets received and on balance sheet	—	78	—	78	0.04%	0.04%
Assets held under modco reinsurance agreements	—	132	—	132	0.07%	0.07%
Assets held under funds withheld reinsurance agreements	—	4,877	—	4,877	2.63%	2.65%
Total restricted assets	$17,068	$2,480	$—	$19,548	10.53%	10.63%

The amounts reported as other restricted assets in the table above represent assets held in trust related to reinsurance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables show the pledged or restricted assets in other categories as of December 31, 2025 and 2024, respectively:

	Gross (Admitted & Nonadmitted) Restricted
	2025
			Total S/A	S/A Assets
		G/A Supporting	Restricted	Supporting G/A
Description of Assets	Total G/A	S/A Activity (a)	Assets	Activity (b)	Total
Derivatives	$2,495	$—	$—	$—	$2,495
Secured funding agreements	58	—	—	—	58
AMBAC	32	—	—	—	32
Total	$2,585	$—	$—	$—	$2,585
Amount of total pledged under derivative contracts	2,495				2,495
Total excluding derivative collateral (total minus amount of total pledged under derivative contracts)	$90	$—	$—	$—	$90

	Gross (Admitted & Nonadmitted) Restricted			Percentage
				Gross
				(Admitted &	Admitted
				Nonadmitted)	Restricted to
	Total From Prior		Total	Restricted	Total
	Year	Increase/	Admitted	to Total	Admitted
Description of Assets	(2024)	(Decrease)	Restricted	Assets	Assets
Derivatives	$3,052	$(557)	$2,495	1.35%	1.36%
Secured funding agreements	1	57	58	0.03%	0.03%
AMBAC	32	—	32	0.02%	0.02%
Total	$3,085	$(500)	$2,585	1.40%	1.41%
Amount of total pledged under derivative contracts	—	2,495	2,495	1.35%	1.36%
Total excluding derivative collateral (total minus amount of total pledged under derivative contracts)	$3,085	$(2,995)	$90	0.05%	0.05%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2025 and 2024:

	2025
	BACV	BACV	BACV	Fair Value	Fair Value
Collateral Assets	Collateral	Modco	FWH	Collateral	Modco
General Account
Cash	$78	$52	$67	$78	$52
Securities lending collateral assets	1,657	—	—	1,657	—
Other	—	81	4,809	—	78
Total collateral assets	$1,735	$133	$4,876	$1,735	$130

	2025
		% of BACV to
		Total Assets	% of BACV to	BACV
	Fair Value	(Admitted and	Total Admitted	FWH Including
Collateral Assets	FWH	Nonadmitted)	Assets	Modco
General Account
Cash	$67	0.26%	0.27%	$119
Securities lending collateral assets	—	2.19%	2.23%	—
Other	4,544	6.45%	6.59%	4,890
Total collateral assets	$4,611	8.90%	9.09%	$5,009

	Amount	% of Liability to Total Liabilities
Recognized obligation to return collateral asset	$1,763	2.53%

	2024
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$94	$94	0.12%	0.12%
Securities lending collateral assets	1,667	1,667	2.16	2.2
Other	2	2	—	—
Total collateral assets	$1,763	$1,763	2.28%	2.32%

	Amount	% of Liability to Total Liabilities
Recognized obligation to return collateral asset	$1,763	2.53%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2025	2024	2023
Income:
Bonds	$2,404	$2,235	$2,170
Preferred stocks	3	4	5
Common stocks	271	481	392
Mortgage loans on real estate	385	384	383
Real estate	9	9	9
Policy loans	114	112	110
Cash, cash equivalents and short-term investments	56	113	95
Derivatives	392	421	403
Other invested assets	144	177	200
Gross investment income	3,778	3,936	3,767
Less: investment expenses	177	180	198
Net investment income before amortization of IMR	3,601	3,756	3,569
Amortization of IMR	(12)	(13)	28
Net investment income	$3,589	$3,743	$3,597

At December 31, 2025 and 2024, the Company excluded investment income due and accrued of $2 and $5, respectively. There was $2 and $0 excluded for mortgage loans or real estate for 2025 and 2024.

The gross, nonadmitted and admitted amounts for interest income due and accrued are presented in the following table:

	Year Ended December 31
	2025	2024
Gross	$615	$674
Nonadmitted	$2	$5
Admitted	$613	$669

At December 31, 2025 and 2024, the Company had cumulative amounts for paid-in-kind interest of $25 and $1, respectively, included in the principle balance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized
	Year Ended December 31
	2025	2024	2023

Bonds	$(440)	$(101)	$(669)
Preferred stocks	1	1	—
Common stocks	2	2	(8)
Mortgage loans on real estate	(19)	(21)	(1)
Cash, cash equivalents and short-term investments	—	—	(1)
Derivatives	(566)	(1,471)	(2,043)
Variable annuity reserve hedge offset	—	—	(44)
Other invested assets	17	46	27
Net realized capital gains (losses), before taxes	(1,005)	(1,544)	(2,739)
Federal income tax effect	4	—	106
Transfer from (to) IMR	426	105	634
Net realized capital gains (losses) on investments	$(575)	$(1,439)	$(1,999)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2025	2024	2023

Bonds	$(30)	$42	$10
Preferred stocks	(1)	—	1
Common stocks	13	(6)	1
Affiliated entities	(157)	(260)	443
Mortgage loans on real estate	15	(15)	—
Cash equivalents and short-term investments	(2)	—	—
Derivatives	223	268	600
Other invested assets	(107)	(104)	327
Change in unrealized capital gains (losses), before taxes	(46)	(75)	1,382
Taxes on unrealized capital gains (losses)	(1)	13	(98)
Change in unrealized capital gains (losses), net of tax*	$(47)	$(62)	$1,284

*2024 variance to Statement of Changes in Capital and Surplus related to an immaterial prior period correction included within the "Other changes - net" line.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Admitted Disallowed IMR

The Company has admitted net negative (disallowed) IMR in accordance with the following criteria:

A.
Fixed income investments generating IMR losses comply with the reporting entity’s documented investment or liability management policies.
B.
IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with a reporting entity’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination.
C.
Any deviation to (a) was either because of a temporary and transitory timing issue or related to a specific event, such as a reinsurance transaction, that mechanically made the cause of IMR losses not reflective of reinvestment activities.
D.
Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures (e.g., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls).

The aggregate net negative (disallowed) IMR allocation is presented in the following table for the years ended December 31, 2025 and 2024:

	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
2025	$347	$347	$—	$—
2024	149	149	—	—

The allocation of the admitted negative (disallowed) IMR is presented in the following table for the years ended December 31, 2025 and 2024:

	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
2025	$347	$347	$—	$—
2024	133	133	—	—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The calculation of adjusted capital and surplus with consideration of the negative (disallowed) IMR is presented in the following table for the years ended December 31, 2025 and 2024:

	2025	2024
Prior period, as of September 30, the most recent statement filed with the IID, general account capital and surplus	$5,647	$5,912
From prior period SAP financials:
Net positive goodwill (admitted)	—	—
EDP equipment & operating system software (admitted)	—	—
Net DTAs (admitted)	741	800
Net negative (disallowed) IMR (admitted)	238	114
Adjusted capital and surplus	$4,668	$4,998

The admitted net negative (disallowed) IMR represents 7.43% and 2.66% of adjusted capital and surplus for 2025 and 2024.

The Company did not have gains/losses associated with derivatives sold allocated to IMR during 2025 and 2024.

6.
Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2025 and 2024 were as follows:

	Year Ended December 31
	2025	2024

Life insurance reserves	$30,386	$35,987
Annuity reserves and supplementary contracts with life contingencies	16,839	14,816
Accident and health reserves (including long term care)	7,184	7,252
Total policy reserves	$54,409	$58,055

Deposit-type contracts	671	693
Policy claims	919	1,048
Total policy reserves, deposit-type contracts and claim liabilities	$55,999	$59,796

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner's Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner's Standard Group Mortality Table, the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 0.75 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioner's Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner's Reserve Valuation Method or Actuarial Guideline XXXVIII. Term insurance issued after July 1, 2017 and Indexed Universal life Insurance issued after January 1, 2020 follow Valuation Manual section 20 (VM-20) reserve requirements.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, reserves are determined by computing the regular reserve for the plan at the true age and holding, in addition, the unearned portion of the extra premium charge for the year. Effective July 1, 2017, for substandard term insurance policies, per VM-20 requirements, the substandard rating is applied to the reserve mortality. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner's Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

As of December 31, 2025 and 2024, the Company had insurance in force aggregating $26,514 and $31,676, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the IID. The Company established policy reserves of $1,272 and $2,055 to cover these deficiencies as of December 31, 2025 and 2024, respectively.

Participating life insurance policies were issued by the Company in prior years which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 0.05% of ordinary life insurance in force at December 31, 2025 and 2024.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.25 to 11.75 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with VM-21. VM-21 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The VM-21 reserve calculation covers all variable annuity products. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of VM-21 is equal to the stochastic reserves plus the additional standard projection amount. The Company establishes a voluntary reserve in addition to the reserve required under VM-21 to help manage volatility associated with unhedged base contract cashflows. The VA voluntary reserve totaled $125 and $0 as of December 31, 2025 and 2024, respectively.

Both the stochastic reserves and the standard projection are determined as the conditional tail expectation (CTE)-70 of the scenario reserves. To determine the CTE-70 values, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and Society of Actuaries. The stochastic reserves uses prudent estimate assumptions based on Company experience, while the standard projection uses the assumptions prescribed in VM-21 for determining the additional standard projection amount.

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

At December 31, 2025 and 2024, the Company had no premium deficiency reserve related to accident and health policies.

The Company’s primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue. Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards. The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2025
2025	$—	$1,249	$508	$741
2024 and prior	2,176	(92)	687	1,397
	2,176	$1,157	$1,195	2,138
Active life reserve	$5,476			$5,414
Total accident and health reserves	$7,652			$7,552

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2024
2024	$—	$1,233	$470	$763
2023 and prior	2,000	54	641	1,413
	2,000	$1,287	$1,111	2,176
Active life reserve	$5,508			$5,476
Total accident and health reserves	$7,508			$7,652

The change in the Company's unpaid claims reserve was ($92) and $54 for the years ended December 31, 2025 and 2024, respectively, for health claims that were incurred prior to those Balance Sheets date. The change in 2025 was due to the closed block Supplemental Health portions running off and reducing reserves. The change in 2024 was due to worse than expected experience primarily due to higher medical claims.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year	Incurred	Paid	Liability End of Year
Year ended December 31, 2025
2025	$—	$36	$19	$17
2024 and prior	44	(10)	1	33
	$44	$26	$20	$50

Year ended December 31, 2024
2024	$—	$38	$22	$16
2023 and prior	42	(12)	2	28
	$42	$26	$24	$44

There was no significant change in the claim adjustment expense provision for insured events of prior years during 2025.

Premium and Annuity Considerations Deferred and Uncollected

Reserves on the Company's traditional life insurance products are computed using mean and interpolated or mid-terminal reserving methodologies. The mean methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. The interpolated methodologies do not require the establishment of such assets, however, it is required to hold unearned premium liabilities. At December 31, 2025 and 2024, the gross premiums and net of loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	2025		2024
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:
Ordinary first-year business	$2	$—	$1	$—
Ordinary renewal business	12	11	24	19
Group life direct business	1	1	10	6
	$15	$12	$35	$25

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Included in the liability for deposit-type contracts at December 31, 2025 and 2024 are approximately $12 and $10, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders. As of December 31, 2025 and 2024, there were no contractual maturities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on annuity and deposit fund products, by withdrawal characteristics, is summarized as follows:

	December 31
	2025
Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$212	$5,093	$—	$5,305	7%
At book value less surrender charge
of 5% or more	902	—	—	902	1
At fair value	5	—	58,930	58,935	82
Total with adjustment or at fair value	1,119	5,093	58,930	65,142	90
At book value without adjustment
(minimal or no charge or adjustment)	5,504	—	—	5,504	8
Not subject to discretionary withdrawal
provision	1,089	—	632	1,721	2
Total individual annuity reserves	7,712	5,093	59,562	72,367	100%
Less reinsurance ceded	4,593	—	—	4,593
Net individual annuities reserves	$3,119	$5,093	$59,562	$67,774
Amount included in book value
less surrender charge above that
will move to book value without
adjustment in the year after the
statement date	$196	$—	$—	$196

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31
	2025
Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$5,615	$8	$—	$5,623	11%
At book value less surrender charge
of 5% or more	15	—	—	15	—
At fair value	—	—	32,153	32,153	63
Total with adjustment or at fair value	5,630	8	32,153	37,791	74
At book value without adjustment
(minimal or no charge or adjustment)	2,146	—	—	2,146	4
Not subject to discretionary withdrawal
provision	11,070	—	74	11,144	22
Total group annuities reserves	18,846	8	32,227	51,081	100%
Less reinsurance ceded	5,251	—	—	5,251
Net group annuities reserves	$13,595	$8	$32,227	$45,830

	December 31
	2025
Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$—	$—	$—	$—	0%
Total with adjustment or at fair value	—	—	—	—	0
At book value without adjustment
(minimal or no charge or adjustment)	198	—	—	198	25
Not subject to discretionary withdrawal
provision	477	99	20	596	75
Total deposit-type contracts	675	99	20	794	100%
Less reinsurance ceded	4	—	—	4
Net deposit-type contracts	$671	$99	$20	$790

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$15,737
Exhibit 5, Supp contracts with life contingencies section, total (net)	977
Exhibit 7, Deposit-type contracts, net balance at the end of the
current year after reinsurance	671
Subtotal	17,385
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	96,227
Exhibit 3, Supp contracts with life contingencies section, total	663
Other contract deposit funds	119
Subtotal	97,009
Combined total	$114,394

	December 31
	2024
Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$286	$2,208	$—	$2,494	4%
At book value less surrender charge
of 5% or more	880	—	—	880	1
At fair value	6	—	58,835	58,841	84
Total with adjustment or at fair value	1,172	2,208	58,835	62,215	89
At book value without adjustment
(minimal or no charge or adjustment)	6,024	—	—	6,024	9
Not subject to discretionary withdrawal
provision	1,043	—	569	1,612	2
Total individual annuity reserves	8,239	2,208	59,404	69,851	100%
Less reinsurance ceded	5,303	—	—	5,303
Net individual annuity reserves	$2,936	$2,208	$59,404	$64,548
Amount included in book value
less surrender charge above that
will move to book value without
adjustment in the year after the
statement date	$160	$—	$—	$160

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31
	2024
Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$4,842	$10	$—	$4,852	12%
At book value less surrender charge
of 5% or more	17	—	—	17	—
At fair value	—	—	29,901	29,901	70
Total with adjustment or at fair value	4,859	10	29,901	34,770	82
At book value without adjustment
(minimal or no charge or adjustment)	2,299	—	—	2,299	5
Not subject to discretionary withdrawal
provision	5,516	—	68	5,584	13
Total group annuity reserves	12,674	10	29,969	42,653	100%
Less reinsurance ceded	794	—	—	794
Net group annuity reserves	$11,880	$10	$29,969	$41,859

	December 31
	2024
Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$—	$—	$—	$—	0%
Total with adjustment or at fair value	—	—	—	—	0
At book value without adjustment
(minimal or no charge or adjustment)	207	—	—	207	26
Not subject to discretionary withdrawal
provision	492	87	18	597	74
Total deposit-type contracts	699	87	18	804	100%
Less reinsurance ceded	6	—	—	6
Net deposit-type contracts	$693	$87	$18	$798

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$13,876
Exhibit 5, Supp contracts with life contingencies section, total (net)	940
Exhibit 7, Deposit-type contracts, net balance at the end of the
current year after reinsurance	693
Subtotal	15,509
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	90,994
Exhibit 3, Supp contracts with life contingencies section, total	597
Other contract deposit funds	105
Subtotal	91,696
Combined total	$107,205

The amount of reserves on life products, by withdrawal characteristics, is summarized as follows:

	December 31
	2025
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies with cash value	$—	$314	$434
Universal life	12,317	12,120	12,536
Universal life with secondary guarantees	5,610	5,190	13,523
Indexed universal life with secondary
guarantees	10,848	7,833	9,006
Other permanent cash value life
insurance	2	4,816	7,169
Variable universal life	954	953	1,039
Not subject to discretionary withdrawal
or no cash values
Term policies without cash value	—	—	7,988
Accidental death benefits	—	—	44
Disability - active lives	—	—	37
Disability - disabled lives	—	—	162
Miscellaneous reserves	—	—	1,381
Total (gross)	29,731	31,226	53,319
Reinsurance ceded	6,967	6,809	22,933
Total (net)	$22,764	$24,417	$30,386

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31
	2025
	Separate Account - Guaranteed
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Variable universal life	$699	$699	$699
Total (net)	$699	$699	$699

	December 31
	2025
	Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Variable universal life	$11,024	$11,023	$11,023
Total (net)	$11,024	$11,023	$11,023

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$29,686
Exhibit 5, Accidental death benefits section total (net)	26
Exhibit 5, Disability - active lives section, total (net)	19
Exhibit 5, Disability - disabled lives section, total (net)	141
Exhibit 5, Miscellaneous reserves section, total (net)	514
Subtotal	30,386
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	11,722
Subtotal	11,722
Combined total	$42,108

	December 31
	2024
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies with cash value	$—	$296	$430
Universal life	12,610	12,060	14,295
Universal life with secondary guarantees	5,479	5,360	16,322
Indexed universal life with secondary
guarantees	9,239	6,513	7,572
Other permanent cash value life
insurance	2	4,797	7,142
Variable universal life	709	708	1,025
Not subject to discretionary withdrawal
or no cash values
Term policies without cash value	—	—	8,007
Accidental death benefits	—	—	46
Disability - active lives	—	—	36
Disability - disabled lives	—	—	159
Miscellaneous reserves	—	—	2,155
Total (gross)	28,039	29,734	57,189
Reinsurance ceded	5,048	4,909	21,202
Total (net)	$22,991	$24,825	$35,987

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31
	2024
	Separate Account - Guaranteed
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Variable universal life	$690	$690	$690
Total (net)	$690	$690	$690

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31
	2024
	Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Variable universal life	$8,906	$8,904	$10,198
Total (net)	$8,906	$8,904	$10,198

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$34,633
Exhibit 5, Accidental death benefits section total (net)	25
Exhibit 5, Disability - active lives section, total (net)	17
Exhibit 5, Disability - disabled lives section, total (net)	136
Exhibit 5, Miscellaneous reserves section, total (net)	1,176
Subtotal	35,987
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	10,888
Subtotal	10,888
Combined total	$46,875

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Separate Accounts

Information regarding the separate accounts of the Company as of and for the years ended December 31, 2025, 2024 and 2023 is as follows:

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total
Premiums, deposits and other
considerations for the year
ended December 31, 2025	$—	$—	$10	$6,601	$6,611

Reserves for separate accounts
as of December 31, 2025 with
assets at:
Fair value	$—	$111	$—	$102,832	$102,943
Amortized cost	5,089	699	—	—	5,788
Total as of December 31, 2025	$5,089	$810	$—	$102,832	$108,731

Reserves for separate accounts by
withdrawal characteristics as of
December 31, 2025:
With fair value adjustment	$5,089	$12	$—	$—	$5,101
At fair value	—	—	—	102,106	102,106
At book value without fair
value adjustment and with
current surrender charge of
less than 5%	—	699	—	—	699
Subtotal	5,089	711	—	102,106	107,906
Not subject to discretionary
withdrawal	—	99	—	726	825
Total separate account reserve
liabilities at December 31, 2025	$5,089	$810	$—	$102,832	$108,731

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total
Premiums, deposits and other
considerations for the year
ended December 31, 2024	$—	$—	$10	$7,999	$8,009

Reserves for separate accounts
as of December 31, 2024 with
assets at:
Fair value	$—	$100	$—	$99,374	$99,474
Amortized cost	2,419	690	—	—	3,109
Total as of December 31, 2024	$2,419	$790	$—	$99,374	$102,583

Reserves for separate accounts by
withdrawal characteristics as of
December 31, 2024:
With fair value adjustment	$2,419	$14	$—	$—	$2,433
At fair value	—	—	—	98,719	98,719
At book value without fair
value adjustment and with
current surrender charge of
less than 5%	—	690	—	—	690
Subtotal	2,419	704	—	98,719	101,842
Not subject to discretionary
withdrawal	—	86	—	655	741
Total separate account reserve
liabilities at December 31, 2024	$2,419	$790	$—	$99,374	$102,583

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total
Premiums, deposits and other
considerations for the year
ended December 31, 2023	$—	$—	$10	$6,075	$6,085

Reserves for separate accounts
as of December 31, 2023 with
assets at:
Fair value	$710	$85	$—	$96,283	$97,078
Amortized cost	—	684	—	—	684
Total as of December 31, 2023	$710	$769	$—	$96,283	$97,762

Reserves for separate accounts by
withdrawal characteristics as of
December 31, 2023:
With fair value adjustment	$710	$18	$—	$—	$728
At fair value	—	—	—	95,712	95,712
At book value without fair
value adjustment and with
current surrender charge of
less than 5%	—	684	—	—	684
Subtotal	710	702	—	95,712	97,124
Not subject to discretionary
withdrawal	—	68	—	571	639
Total separate account reserve
liabilities at December 31, 2023	$710	$770	$—	$96,283	$97,763

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2025	2024	2023
Transfer as reported in the Summary of
Operations of the separate accounts
statement:
Transfers to separate accounts	$6,697	$8,100	$6,167
Transfers from separate accounts	(12,679)	(14,225)	(10,944)
Net transfers from separate accounts	(5,982)	(6,125)	(4,777)
Miscellaneous reconciling adjustments	(29)	(38)	(24)
Net transfers as reported in the Summary
of Operations of the life, accident and health
annual statement	$(6,011)	$(6,163)	$(4,801)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2025 and 2024, the Company’s separate account statement included legally insulated assets of $104,492 and $101,121, respectively. The assets legally insulated from general account claims at December 31, 2025 and 2024 are attributed to the following products:

	2025	2024
Group annuities	$30,371	$28,064
Variable annuities	61,792	61,483
Fixed universal life	735	727
Variable universal life	4,792	9,365
Variable life	6,739	1,367
Modified separate accounts	60	114
Registered market value annuity product - SPL	3	1
Total separate account assets	$104,492	$101,121

At December 31, 2025 and 2024, the Company held separate account assets not legally insulated from the general account in the amount of $5,100 and $2,373, respectively.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To  compensate the general account for the risk taken, the separate account paid risk charges of $521, $551, $570, $584 and $579, to the general account in 2025, 2024, 2023, 2022 and 2021, respectively. During the years ended December 31, 2025, 2024, 2023, 2022 and 2021, the general account of the Company had paid $49, $41, $63, $56 and $45, respectively, toward separate account guarantees.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

At December 31, 2025 and 2024, the Company reported guaranteed separate account assets at amortized cost in the amount of $5,577 and $2,784, respectively, based upon the prescribed practice granted by the State of Iowa as described in Note 2. These assets had a fair value of $5,593 and $2,699 at December 31, 2025 and 2024, respectively, which would have resulted in an unrealized gain/(loss) of $16 and ($86), respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

7.
Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company coinsures up to 100% of select policies or reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Premiums and annuity considerations include the following reinsurance amounts:

	Year Ended December 31
	2025	2024	2023

Direct premiums	$20,078	$19,907	$16,262
Reinsurance assumed - non affiliates	945	886	866
Reinsurance assumed - affiliates	(15)	68	(10)
Reinsurance ceded - non affiliates	(1,483)	(1,503)	(2,547)
Reinsurance ceded - affiliates	(4,493)	(591)	(5,055)
Net premiums earned	$15,032	$18,767	$9,516

The Company received reinsurance recoveries in the amount of $3,349, $3,294 and $3,327 during 2025, 2024 and 2023, respectively. At December 31, 2025 and 2024, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $828 and $858, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2025 and 2024 of $37,863 and $37,420, respectively, of which $17,693 and $16,315 were ceded to affiliates, respectively.

During 2025, 2024 and 2023, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of ($1,228) (($1,030) after tax), $387 ($255 after tax) and $684 ($429 after tax), respectively.

Effective December 9, 2025, the Company entered into a reinsurance agreement with Dawn Re, Inc., an affiliate, to cede universal life with secondary guarantee insurance business. As part of the transaction, the Company paid $3,903 in net reinsurance consideration and ceded $5,884 of reserves. Additionally, a pre-tax IMR asset of $275 was ceded with the transaction. The transaction generated a realized gain of $1,706, which was deferred to equity.

Effective June 30, 2025, the Company, through its subsidiary LIICA Re II which subsequently merged into TLIC effective December 9, 2025, entered into an agreement with Ironwood Re Corp. (IRC) to transfer, by novation, rights and obligations under the coinsurance agreement covering certain universal life insurance policies issued by TLB to IRC. As part of this transaction, the Company (through LIICA Re II) paid consideration of $68 to release reserves of $397, resulting in a net pre-tax income impact of $329.

Effective December 31, 2023, the Company entered into a reinsurance agreement whereby the Company ceded fixed deferred annuity business to an affiliated entity, Transamerica Bermuda Re, Ltd. (TBRe). The Company paid a ceding commission of $138 in addition to reinsurance premiums of $4,394 in the form of a funds withheld payable and ceded $4,394 of statutory reserves. The transaction resulted in a pre-tax loss of $138, which has been included in the Statements of Operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Effective July 1, 2023, the Company ceded universal life with secondary guarantee (SGUL) insurance business to an unaffiliated entity. The Company paid considerations of $1,057 in assets and cash, ceded $1,436 of reserves and $555 of policy loans. After a $199 realized loss, the transaction resulted in a pre-tax gain of $179.

Effective July 1, 2023, the Company recaptured a specific list of policies from an affiliate, LIICA Re II. As a result, the Company received $5 in cash and $114 in policyholder reserves. The transaction resulted in a pre-tax loss of $109 which has been included in the Statements of Operations.

Effective July 1, 2023, the Company recaptured a specific list of policies from an affiliate, TPRe. As a result, the Company received $12 in cash and $33 in policyholder reserves. The transaction resulted in a pre-tax loss of $21 which has been included in the Statements of Operations.

The Company is party to an affiliated coinsurance arrangement, effective July 1, 2022, under which it assumes the remaining in force universal life business from TLB, net of third-party reinsurance. Refer to the preceding table for premiums earned from reinsurance assumed from affiliates, including reinsurance assumed under this agreement.

In January 2018, Scottish Re Group announced a sale and restructuring plan and commenced Chapter 11 (reorganization) procedures for some of its subsidiaries. In December 2018, the Delaware Department of Insurance began oversight procedures of Scottish Re (U.S.), Inc. (SRUS), with whom the Company is a counterparty for some of its reinsurance activities. SRUS was ordered into receivership for the purposes of rehabilitation on March 6, 2019. On May 16, 2019, the IID suspended the certificate of authority for SRUS but later clarified that reserve credit could be taken on reinsurance agreements entered into prior to the revocation date if a recovery analysis could be illustrated. On July 19, 2023, a Motion for Liquidation of SRUS was granted, resulting in any related treaty coverage ending on September 30, 2023. The Company reported gross receivables on billed and unbilled claims of $164 and $261 as of December 31, 2025, respectively, all of which have been fully non-admitted.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

8.
Income Taxes

The net deferred income tax asset at December 31, 2025 and 2024 and the change from the prior year are comprised of the following components:

	December 31, 2025
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$2,072	$275	$2,347
Statutory Valuation Allowance Adjustment	—	—	—
Adjusted Gross Deferred Tax Assets	2,072	275	2,347
Deferred Tax Assets Nonadmitted	863	—	863
Subtotal (Net Deferred Tax Assets)	1,209	275	1,484
Deferred Tax Liabilities	484	311	795
Net Admitted Deferred Tax Assets (Liabilities)	$725	$(36)	$689

	December 31, 2024
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$2,597	$215	$2,812
Statutory Valuation Allowance Adjustment	—	2	2
Adjusted Gross Deferred Tax Assets	2,597	213	2,810
Deferred Tax Assets Nonadmitted	1,169	—	1,169
Subtotal (Net Deferred Tax Assets)	1,428	213	1,641
Deferred Tax Liabilities	542	297	839
Net Admitted Deferred Tax Assets (Liabilities)	$886	$(84)	$802

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$(525)	$60	$(465)
Statutory Valuation Allowance Adjustment	—	(2)	(2)
Adjusted Gross Deferred Tax Assets	(525)	62	(463)
Deferred Tax Assets Nonadmitted	(306)	—	(306)
Subtotal (Net Deferred Tax Assets)	(219)	62	(157)
Deferred Tax Liabilities	(58)	14	(44)
Net Admitted Deferred Tax Assets (Liabilities)	$(161)	$48	$(113)

The Company recognized all of its deferred tax liabilities as of December 31, 2025 and 2024.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2025	2024	Change
Deferred Tax Assets:
Ordinary
Policyholder reserves	$492	$701	$(209)
Investments	227	227	—
Deferred acquisition costs	683	721	(38)
Policyholder dividends accrual	6	6	—
Compensation and benefits accrual	45	43	2
Receivables - nonadmitted	131	147	(16)
Net operating loss carry-forward	48	331	(283)
Tax credit carry-forward	317	340	(23)
Other	123	81	42
Subtotal	2,072	2,597	(525)

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	863	1,169	(306)
Admitted ordinary deferred tax assets	1,209	1,428	(219)

Capital
Investments	179	192	(13)
Net capital loss carry-forward	96	23	73
Other	—	—	—
Subtotal	275	215	60

Statutory valuation allowance adjustment	—	2	(2)
Nonadmitted	—	—	—
Admitted capital deferred tax assets	275	213	62
Admitted deferred tax assets	$1,484	$1,641	$(157)

	Year Ended December 31
	2025	2024	Change
Deferred Tax Liabilities:
Ordinary
Investments	$409	$450	$(41)
Policyholder reserves	6	77	(71)
Other	69	15	54
Subtotal	484	542	(58)
Capital
Investments	310	297	13
Other	1	—	1
Subtotal	311	297	14
Deferred tax liabilities	795	839	(44)
Net admitted deferred tax assets (liabilities)	$689	$802	$(113)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

As a result of the 2017 Tax Cuts and Jobs Act, the Company’s tax reserve deductible temporary difference decreased by ($396). This change results in an offsetting $396 deductible temporary difference that has been fully amortized into taxable income as of December 31, 2025.

At December 31, 2025, the Company removed its valuation allowance of $2 related to capital deferred tax assets in excess of deferred tax liabilities on LIICA Re II. Subsequent to the merger of TLIC, LIICA Re II, and TPRe, the Company now has sufficient capital deferred tax liabilities to offset its capital deferred tax assets and a valuation allowance is no longer required.

On July 4, 2025, the One Big Beautiful Bill (Bill) was passed into US law. The Company has no material tax impacts related to the Bill in its December 31, 2025 results.

The Inflation Reduction Act was enacted during the third quarter 2022 reporting period on August 16, 2022. The act included a provision which subjects high earning corporate taxpayers to the Corporate Alternative Minimum Tax (CAMT). The Company is part of an affiliated group that has determined it is a nonapplicable reporting entity for CAMT in 2023, 2024, or 2025 and has not included any impacts of the CAMT in the financial statements as of December 31, 2025.

As discussed in Note 2, for the years ended December 31, 2025 and 2024, the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

		December 31, 2025
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(2)(a)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks	$—	$—	$—
(2)	Adjusted Gross Deferred Tax Assets Expected to
	be Realized (Excluding The Amount of Deferred
	Tax Assets From 2(a) above) After Application of
	the Threshold Limitation (the Lesser of 2(b)1 and
	2(b)2 below)	641	48	689
	1. Adjusted Gross Deferred Tax Assets
	Expected to be Realized Following the
	Balance Sheet Date	789	59	848
	2. Adjusted Gross Deferred Tax Assets
	Allowed per Limitation Threshold	XXX	XXX	689
(2)(c)	Adjusted Gross Deferred Tax Assets (Excluding
	The Amount Of Deferred Tax Assets From 2(a)
	and 2(b) above) Offset by Gross Deferred Tax
	Liabilities	568	227	795
(2)(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,209	$275	$1,484

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

		December 31, 2024
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(2)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks	$—	$—	$—
(2)(b)	Adjusted Gross Deferred Tax Assets Expected to
	be Realized (Excluding The Amount of Deferred
	Tax Assets From 2(a) above) After Application of
	the Threshold Limitation (the Lesser of 2(b)1 and
	2(b)2 below)	778	24	802
	1. Adjusted Gross Deferred Tax Assets
	Expected to be Realized Following the
	Balance Sheet Date	1,037	32	1,069
	2. Adjusted Gross Deferred Tax Assets
	Allowed per Limitation Threshold	XXX	XXX	768
(2)(c)	Adjusted Gross Deferred Tax Assets (Excluding
	The Amount Of Deferred Tax Assets From 2(a)
	and 2(b) above) Offset by Gross Deferred Tax
	Liabilities	650	189	839
(2)(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,428	$213	$1,641

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

		Change
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(2)(a)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks	$—	$—	$—
(2)(b)	Adjusted Gross Deferred Tax Assets Expected to
	be Realized (Excluding The Amount of Deferred
	Tax Assets From 2(a) above) After Application of
	the Threshold Limitation (the Lesser of 2(b)1 and
	2(b)2 below)	(137)	24	(113)
	1. Adjusted Gross Deferred Tax Assets
	Expected to be Realized Following the
	Balance Sheet Date	(248)	27	(221)
	2. Adjusted Gross Deferred Tax Assets
	Allowed per Limitation Threshold	XXX	XXX	(79)
(2)(c)	Adjusted Gross Deferred Tax Assets (Excluding
	The Amount Of Deferred Tax Assets From 2(a)
	and 2(b) above) Offset by Gross Deferred Tax
	Liabilities	(82)	38	(44)
(2)(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(219)	$62	$(157)

	December 31
	2025	2024
Ratio Percentage Used To Determine Recovery
Period and Threshold Limitation Amount	707%	780%
Amount of Adjusted Capital and Surplus Used To
Determine Recovery Period and Threshold
Limitation in 2(b)2 Above	$4,592	$5,123

The impact of tax planning strategies at December 31, 2025 and 2024 was as follows:

	December 31, 2025
	Ordinary	Capital	Total
	Percent	Percent	Percent
Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31, 2024
	Ordinary	Capital	Total
	Percent	Percent	Percent
Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	2%	0%	2%

The Company's tax planning strategies as of December 31, 2024 include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2025	2024	Change
Current Income Tax

Federal	$(61)	$(37)	$(24)
Subtotal	(61)	(37)	(24)
Federal income tax on net capital gains	(4)	—	(4)
Federal and foreign income taxes incurred	$(65)	$(37)	$(28)

	Year Ended December 31
	2024	2023	Change
Current Income Tax

Federal	$(37)	$75	$(112)
Subtotal	(37)	75	(112)
Federal income tax on net capital gains	—	(106)	106
Federal and foreign income taxes incurred	$(37)	$(31)	$(6)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2025	2024	2023

Current income taxes incurred	$(65)	$(37)	$(31)

Change in deferred income taxes	431	(8)	(149)
(without tax on unrealized gains and losses)
Total income tax reported	$366	$(45)	$(180)

Income before taxes	$916	$784	$312
Federal statutory tax rate	21.00%	21.00%	21.00%
Expected income tax expense (benefit) at
statutory rate	$192	$165	$66

Increase (decrease) in actual tax reported resulting from:

Pre-tax income of disregarded subsidiaries	$(7)	$11	$6
Dividends received deduction	(87)	(128)	(127)
Tax-exempt income	(3)	(4)	(4)
Nondeductible expenses	6	5	3
Pre-tax items reported net of tax	219	(51)	(97)
Tax credits	(26)	(27)	(21)
Prior period tax return adjustment	10	24	(18)
Change in statutory valuation allowance	(2)	1	—
Change in uncertain tax positions	(18)	—	—
Deferred tax change on other items in surplus	77	(38)	13
Other	5	(3)	(1)
Total income tax reported	$366	$(45)	$(180)

The Company's federal income tax return is consolidated with other includible affiliated companies. Please see the listing of companies in Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2025.

The amounts, origination dates and expiration dates of operating loss and tax credit carryforwards available for tax purposes:

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Description	Amount	Origination Dates	Expiration Dates
Operating Loss	$231	12/31/2024	N/A
Operating Loss Total	$231

Foreign Tax Credit	$11	12/31/2024	12/31/2034
Foreign Tax Credit Total	$11

General Business Credit	$2	12/31/2009	12/31/2029
General Business Credit	26	12/31/2011	12/31/2031
General Business Credit	32	12/31/2012	12/31/2032
General Business Credit	40	12/31/2013	12/31/2033
General Business Credit	25	12/31/2014	12/31/2034
General Business Credit	56	12/31/2015	12/31/2035
General Business Credit	7	12/31/2016	12/31/2036
General Business Credit	10	12/31/2017	12/31/2037
General Business Credit	7	12/31/2018	12/31/2038
General Business Credit	8	12/31/2019	12/31/2039
General Business Credit	14	12/31/2020	12/31/2040
General Business Credit	17	12/31/2021	12/31/2041
General Business Credit	19	12/31/2022	12/31/2042
General Business Credit	16	12/31/2023	12/31/2043
General Business Credit	15	12/31/2024	12/31/2044
General Business Credit	14	12/31/2025	12/31/2045
General Business Credit Total	$308

The Company has net capital loss carryforwards which expire as follows: 2028: $76, 2029: $30 and 2030: $354.

The Company did not have any income tax expense available for recoupment in the event of future losses for December 31, 2025, 2024 and 2023.

The Company did not have any deposits admitted under Internal Revenue Code Section 6603 for December 31, 2025 and 2024.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The total amount of the unrecognized tax benefits that if recognized would affect the effective income tax rate:

Unrecognized Tax Benefits
Balance at January 1, 2024	$18
Tax positions taken during prior period	—
Balance at December 31, 2024	$18
Tax positions taken during prior period	(18)
Balance at December 31, 2025	$—

The Company is not subject to the repatriation transition tax.

The Company did not have any alternative minimum tax credit carryovers as of December 31, 2025 and 2024.

The Company classifies interest and penalties related to income taxes as income tax expense. The amount of interest and penalties accrued on the Balance Sheets as income taxes includes the following:

	Interest	Penalties	Total payable (receivable)
Balance at January 1, 2023	$2	$—	$2
Interest expense (benefit)	2	—	2
Cash received (paid)	(1)	—	(1)
Balance at December 31, 2023	$3	$—	$3
Interest expense (benefit)	1	—	1
Cash received (paid)	(2)	—	(2)
Balance at December 31, 2024	$2	$—	$2
Interest expense (benefit)	(2)	—	(2)
Cash received (paid)	—	—	—
Balance at December 31, 2025	$—	$—	$—

The IRS has completed its examination of 2014 - 2017 with an expected refund for 2014 pending Joint Committee on Taxation approval. The 2018 amended tax return remains under audit, and the IRS opened exam on the 2019 tax return. Federal income tax returns filed in 2020 through 2024 remain open, subject to potential future examination. The statute of limitations for all other tax years have been closed. The Company believes there are adequate defenses against, or sufficient provisions established related to any open or contested tax positions.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

9.
Capital and Surplus

The Company has authorized 1,000,000 common stock shares at $10 per share par value, of which 676,190 shares were issued and outstanding at December 31, 2025 and 2024.

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends and other distributions to its parent companies. Total distributions, within the preceding 12-month period, are generally limited to the greater of (a) 10 percent of surplus as regards to policyholders as of the preceding December 31 (excluding any reported special surplus), or (b) statutory net gain from operations for the preceding year. Dividend payments are further limited by the availability of unassigned funds at the time of the payment. Iowa law grants the Commissioner authority to approve, or in some cases non-disapprove, distributions requested in excess of these limitations.

On December 21, 2022, the Company purchased 250,000 shares of TBRe to become its sole shareholder. TBRe received additional capital contributions from the Company of $490 on December 29, 2023.

The Company received regulatory approval to recharacterize its gross paid‑in and contributed surplus to unassigned surplus pursuant to the quasi‑reorganization provisions of SSAP No. 72, Surplus and Quasi-Reorganizations, effective December 9, 2025. This restatement does not impact total surplus, net income, dividends to stockholders or the valuation of any assets or liabilities.

	Change in Year Surplus	Change in Gross Paid-in and Contributed Surplus
2025	$824	$(824)

On November 28, 2025, the Company received a capital contribution of $425 from CGC.

On June 24, 2025, the Company paid an ordinary common stock dividend of $200 to CGC.

On December 19, 2024, the Company paid an ordinary common stock dividend of $150 to CGC.

On June 20, 2024, the Company paid an ordinary common stock dividend of $265 to CGC.

On December 14, 2023, the Company paid an ordinary common stock dividend of $300 to CGC.

On November 9, 2023, the Company received a return of capital of $267 from TLB.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

On September 29, 2023, the Company paid an ordinary common stock dividend of $200 to CGC.

On June 21, 2023, the Company paid an ordinary common stock dividend of $300 to CGC.

On March 30, 2023, the Company paid an ordinary common stock dividend of $58 to CGC.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2025 and 2024, the Company met the minimum RBC requirements.

The Company held special surplus funds in the amount of $645 and $883, as of December 31, 2025 and 2024, respectively, for derivatives hedging variable annuity guarantees as required under SSAP No. 108.

The Company held special surplus funds in the amount of $382 and $193, as of December 31, 2025 and 2024, respectively, for admitted disallowed IMR as required under INT 23-01.

10.
Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2025 and 2024, respectively, securities with a fair value of $1,611 and $1,394 were on loan under securities lending agreements. At December 31, 2025 and 2024, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $1,657 and $1,667 at December 31, 2025 and 2024, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value
	2025	2024
Open	$1,657	$1,667
Total collateral received	$1,657	$1,667

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	2025		2024
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open	$79	$79	$130	$130
30 days or less	540	540	658	658
31 to 60 days	285	285	263	263
61 to 90 days	190	190	318	318
91 to 120 days	120	120	105	105
121 to 180 days	129	129	150	150
181 to 365 days	200	200	43	43
2 to 3 years	35	35	—	—
Greater than 3 years	79	79	—	—
Total	1,657	1,657	1,667	1,667
Securities received	—	—	—	—
Total collateral reinvested	$1,657	$1,657	$1,667	$1,667

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $1,659 (fair value of $1,657) that are currently tradable securities that could be sold and used to pay for the $1,657 in collateral calls that could come due under a worst-case scenario.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following table presents collateral associated with securities lending transactions that extend beyond one year for 2025 and 2024:

Description of collateral	2025	2024
ABS credit cards	$26	$—
ABS autos	54	—
ABS other non-housing	35	—
Total collateral extending beyond one year of the reporting date	$115	$—

11.
Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by Transamerica Corporation (TA Corp) which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will contribute an amount up to four percent of the participant's eligible earnings per the plan's matching formula. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974 (ERISA), as amended. Benefits expense of $21, $21 and $18 was allocated to the Company for the years ended December 31, 2025, 2024 and 2023, respectively.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on the employee’s eligible compensation. The plan provides benefits based on a cash balance formula. The plan is subject to the reporting and disclosure requirements of the ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory. The benefits are based on the employee's eligible compensation. The plans provide benefits based on a cash balance formula. The plans are unfunded and nonqualified under the IRS Code.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $13, $13 and $11 for the years ended December 31, 2025, 2024 and 2023, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plans. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses was $2, $2 and $4 for the years ended December 31, 2025, 2024 and 2023, respectively.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2025, 2024 and 2023 was insignificant.

12.
Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a shared services and cost sharing agreement among and between the Transamerica companies, under which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company and an affiliate, Transamerica Financial Life Insurance Company (TFLIC), are parties to a Shared Services and Cost Sharing Agreement whereby both provide accounting, administrative, and other advisory services in accordance with the agreement. The net amount received by the Company as a result of being a party to these agreements was $1,421, $436 and $2 during 2025, 2024 and 2023, respectively. Fees charged between affiliates approximate their cost.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors (AURA), LLC whereby AURA serves as the administrator and advisor for the Company’s mortgage loan operations. The Company paid $31, $29 and $30 for these services during 2025, 2024 and 2023, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company is party to an Investment Management Agreement with AEGON USA Investment Management (AUIM), LLC whereby AUIM acts as a discretionary investment manager for the Company. The Company paid $109, $98 and $98 for these services during 2025, 2024 and 2023, respectively.

The Company has an administration service agreement with Transamerica Asset Management to provide administrative services to the Transamerica Series Trust. The Company received $109, $119 and $115 for these services during 2025, 2024 and 2023, respectively.

Transamerica Capital, LLC provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $432, $23 and $10 for the years ended December 31, 2025, 2024 and 2023, respectively.

During 2025, the Company purchased $43 of other invested assets from a modified separate account of the Company. In addition, the Company sold $150 of other invested assets to TFLIC and a modified separate account of the Company for $130 and $20, respectively.

Receivables from (payables to) affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2025, 2024 and 2023, the Company received (paid) net interest of $26, $28 and $21 from (to) affiliates, respectively. At December 31, 2025 and 2024, respectively, the Company reported net receivables (payables) from (to) affiliates of $641 and $256. Terms of settlement require that these amounts are settled within 90 days of quarter-end per the requirements of SSAP No. 25, Affiliates and Other Related Parties.

At December 31, 2025, the Company has outstanding intercompany notes receivables of $500, as shown below:

Receivable from	Amount	Due By	Interest Rate
TA Corp	$175	March 27, 2026	4.34%
TA Corp	25	April 25, 2026	4.34
TA Corp	75	June 20, 2026	4.32
TA Corp	75	June 25, 2026	4.32
TA Corp	150	June 30, 2026	4.32

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

At December 31, 2024, the Company had outstanding intercompany notes receivables of $550, as shown below:

Receivable from	Amount	Due By	Interest Rate
TA Corp	$275	March 27, 2025	5.33%
TA Corp	25	April 26, 2025	5.33
TA Corp	75	June 21, 2025	5.30
TA Corp	75	June 25, 2025	5.30
ULI Funding LLC	100	December 30, 2025	4.70

At December 31, 2025 and 2024, the Company had no short-term intercompany notes payable.

The Company utilizes the look-through approach in valuing its investment in the following entities.

Book Adjusted Carrying Value
Real Estate Alternatives Portfolio 3, LLC	$13
Real Estate Alternatives Portfolio 4 HR, LLC	147
Real Estate Alternatives Portfolio 4 MR, LLC	9
Aegon Workforce Housing Fund 2, L.P.	140
Natural Resources Alternatives Portfolio I, LLC	308
Natural Resources Alternatives Portfolio II, LLC	138
Natural Resources Alternatives Portfolio 3, LLC	213
TA Private Equity Assets LLC	317
Zero Beta Fund, LLC	4
TA-APOP I, LLC	263
TA-APOP I-A, LLC	109

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables show the disclosures for all SCA investments, except 8bi entities, Balance Sheets value (admitted and nonadmitted) and the NAIC responses for the SCA filings as of December 31, 2025 and 2024:

December 31, 2025
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$—	$—	$—
AEGON Financial Services Group	100	—	—	—
Garnet Assurance Corporation	100	—	—	—
Garnet Assurance Corporation III	100	—	—	—
Life Investors Alliance LLC	100	—	—	—
Real Estate Alternatives Portfolio 3A, Inc.	91	—	—	—
Transamerica Asset Management, Inc.	77	155	155	—
Transamerica Fund Services, Inc.	44	—	—	—
Total SSAP No. 97 8b(iii) Entities	XXX	$155	$155	$—
SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	100%	$520	$520	$—
Total SSAP No. 97 8b(iv) Entities	XXX	$520	$520	$—
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$675	$675	$—
Aggregate Total	XXX	$675	$675	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

December 31, 2024
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$—	$—	$—
AEGON Financial Services Group	100	—	—	—
Garnet Assurance Corporation	100	—	—	—
Garnet Assurance Corporation III	100	—	—	—
Life Investors Alliance LLC	100	—	—	—
Real Estate Alternatives Portfolio 3A, Inc.	91	—	—	—
Transamerica Asset Management, Inc.	77	149	149	—
Transamerica Fund Services, Inc.	44	—	—	—
Total SSAP No. 97 8b(iii) Entities	XXX	$149	$149	$—
SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	100%	$434	$434	$—
Total SSAP No. 97 8b(iv) Entities	XXX	$434	$434	$—
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$583	$583	$—
Aggregate Total	XXX	$583	$583	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2025

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount (1)	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—
Total SSAP No. 97 8a Entities	—	—	$—	—	—	—
SSAP No. 97 8b(ii) Entities
None			$—
Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—
SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$—	—	—	I
AEGON Financial Services Group	NA		—	—	—	I
Garnet Assurance Corporation	NA		—	—	—	I
Garnet Assurance Corporation III	NA		—	—	—	I
Life Investors Alliance LLC	NA		—	—	—	I
Real Estate Alternatives Portfolio 3A, Inc.	NA		—	—	—	I
Transamerica Asset Management, Inc.	S2	10/14/2025	123	Y	N	I
Transamerica Fund Services, Inc.	NA			—	—	I
Total SSAP No. 97 8b(iii) Entities	—	—	$123	—	—	—
SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	S2	10/14/2025	$514	Y	N	I
Total SSAP No. 97 8b(iv) Entities	—	—	$514	—	—	—
Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$637	—	—	—
Aggregate Total	—	—	$637	—	—	—
*S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing
** I - Immaterial or M - Material
(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

December 31, 2024

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount (1)	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—
Total SSAP No. 97 8a Entities	—	—	$—	—	—	—
SSAP No. 97 8b(ii) Entities
None			$—
Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—
SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$—	—	—	I
AEGON Financial Services Group	NA		—	—	—	I
Garnet Assurance Corporation	NA		—	—	—	I
Garnet Assurance Corporation III	NA		—	—	—	I
Life Investors Alliance LLC	NA		—	—	—	I
Real Estate Alternatives Portfolio 3A, Inc.	NA		—	—	—	I
Transamerica Asset Management, Inc.	S2	11/4/2024	136	Y	N	I
Transamerica Fund Services, Inc.	NA			—	—	I
Total SSAP No. 97 8b(iii) Entities	—	—	$136	—	—	—
SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	S2	11/4/2024	$502	Y	N	I
Total SSAP No. 97 8b(iv) Entities	—	—	$502	—	—	—
Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$638	—	—	—
Aggregate Total	—	—	$638	—	—	—
*S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing
** I - Immaterial or M - Material
(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company has two Limited Purpose Subsidiaries (LPS) with prescribed practices whereby under Iowa Administrative Code 191-99.11(3), the LPS are entitled to admit the following assets that would not be admissible under the NAIC SAP:

TLIC Oakbrook Reinsurance, Inc. (TORI)	Credit linked note
TLIC Watertree Reinsurance, Inc. (TWRI)	Excess of loss reinsurance asset

The monetary effect on net income and surplus as a result of using an accounting practice that differed from NAIC SAP, the amount of the investment in the insurance SCA per reported statutory equity, and amount of the investment if the insurance SCA has completed statutory financial statements in accordance with the NAIC SAP. The SCAs are valued in the Company’s financial statements at zero in accordance with SSAP No. 97.

	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity (Investments in Insurance SCA Entities)	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Reported Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*
TORI	$—	$(3,053)	$841	$—
TWRI	—	(1,384)	631	—

*Per AP&P Manual (without permitted or prescribed practices)

Had the above SCA entities not been permitted to recognize the credit linked note or the excess of loss reinsurance asset as admitted assets in the financial statements, the risk-based capital would have been below the control level which would have triggered a regulatory event.

Information regarding the Company's affiliated reinsurance transactions is available in Note 7.

Information regarding the Company’s affiliated guarantees is available in Note 14.

13.
Managing General Agents and Third-Party Administrators

The Company utilizes managing general agents (MGA) and third-party administrators (TPA) in its operation. There were no MGA's/TPA's that wrote premiums in excess of 5% of the Company's surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

14.
Commitments and Contingencies

At December 31, 2025 and 2024, the Company has mortgage loan commitments of $43 and $179, respectively.

The Company has contingent commitments of $835 and $812, as of December 31, 2025 and 2024, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $3 and $2, respectively.

The Company leases office buildings and equipment under various non-cancelable operating lease agreements. Rental expense for the years 2025 and 2024 was $9 and $13, respectively.

At December 31, 2025, the minimum aggregate rental commitments are as follows:

Year	Amount
2026	$10
2027	9
2028	8
2029	4
2030	2

Private placement commitments outstanding as of December 31, 2025 and 2024 were $328 and $238, respectively.

The Company did not sell any “to-be-announced” (TBA) securities as of December 31, 2025 and 2024.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2025 and 2024, respectively, was $531 and $466.

At December 31, 2025 and 2024, securities in the amount of $51 and $114, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company's Balance Sheets as the Company does not have the ability to sell or repledge the collateral.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following table provides the nature and circumstances of guarantee as of December 31, 2025 and 2024:

Nature and Circumstances of Guarantee	Liability Recognition of Guarantee	Ultimate Financial Statement Impact if Action Under the Guarantee is Required	Maximum Potential Amount of Future Payments (Undiscounted) the Guarantor Could be Required to Make Under the Guarantee	Current Status of Payment or Performance Risk of Guarantees
The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the low income housing tax credit partnerships.  Guarantee payments arise if low income housing tax credit partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-18 years.
	$ —	Payment would impact Investment Expenses, which will ultimately roll up to Net investment income.	$ —	No payments required as of December 31, 2025. Current assessment of risk of making payments under guarantees is remote.

The Company has guaranteed to the Hong Kong Insurance Authority that it will provide the financial support to TLB for maintaining TLB’s solvency at all times so as to enable TLB to promptly meet its obligations and liabilities. If at any time the value of TLB’s assets do not exceed its liabilities by the prevailing acceptable level of solvency, the Company will increase the paid up share capital of TLB or provide financial assistance to TLB to maintain the acceptable level of solvency. An acceptable level of solvency is net assets at one hundred and fifty percent of the required margin of solvency as stipulated under the Insurance Companies (Margin of Solvency) Regulation.
	Exempt. Guarantee is on behalf of a wholly owned subsidiary.	None. Capital contributions to wholly owned subsidiaries would not affect the Company's financial position.	Unlimited	None pending as of December 31, 2025. The current assessment of risk of making payments under these guarantees is remote.

The Company has guaranteed that TLB will (1) maintain tangible net worth of at least equal to the greater of 165% of S&P’s Risk-Based Capital and the minimum required by regulatory authorities in all jurisdictions in which TLB operates, (2) have, at all times, sufficient cash to pay all contractual obligations in a timely manner and (3) have a maximum operating leverage ratio of 20 times. The Company can terminate this agreement upon thirty days written notice, but not until TLB attains a rating from S&P’s the same as without the support from this agreement, or the entire book of TLB business is transferred provided that it is transferred to an entity with a rating from S&P that is the same as or better than the Company’s then current rating or AA, whichever is lower.
	Exempt. Guarantee is on behalf of a wholly owned subsidiary.	None. Capital contributions to wholly owned subsidiaries would not affect the Company's financial position.	Unlimited	None pending as of December 31, 2025. The current assessment of risk of making payments under these guarantees is remote.

The Company has provided a guarantee to TLB’s Hong Kong and Singapore Branch policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim.	Exempt. Guarantee is on behalf of a wholly owned subsidiary.	None. Capital contributions to wholly owned subsidiaries would not affect the Company's financial position.	274	None pending as of December 31, 2025. The current assessment of risk of making payments under these guarantees is remote.

Total	$ —		$ 274

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2025 and 2024:

	December 31
	2025	2024
Aggregate maximum potential of future payments of all guarantees (undiscounted)	$274	$268
Current liability recognized in financial statements:
Noncontingent liabilities	—	—
Contingent liabilities	—	—
Ultimate financial statement impact if action required:
Investments in SCA	274	268
Total impact if action required	$274	$268

During 2019, the Company entered into an agreement with AURA, LLC to commit to purchase certain tax credit investments up to a maximum of $100. Under the terms of the agreement, the Company provides certain commitments to purchase tax credit investments that are part of tax credit funds in the event certain conditions are met. The Company acquired five tax credit investments during 2025 or 2024 under this agreement. As of December 31, 2025 and 2024, there is $46 and $48 committed to these purchases.

The Company is a member of the FHLB of Des Moines. Through its membership, the Company establishes the option to access funds through secured borrowing arrangements with the FHLB. It is part of the Company's strategy to utilize these funds for asset and liability management and other strategic initiatives. The Company has determined the actual/estimated long-term maximum borrowing capacity as $5,255 and $5,320 at December 31, 2025 and 2024, respectively. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

At December 31, 2025 and 2024, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2025	2024
Membership Stock:
Class A	$—	$—
Class B	10	10
Activity Stock	29	68
Excess Stock	—	—
Total	$39	$78

At December 31, 2025 and 2024, membership stock (Class A and B) eligible for redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
December 31, 2025
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10
Total	$—	$—	$—	$10

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
December 31, 2024
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10
Total	$—	$—	$—	$10

At December 31, 2025 and 2024, the amount of collateral pledged and the maximum amount pledged to the FHLB was as follows:

	Fair Value	Carry Value
December 31, 2025
Total Collateral Pledged	$3,524	$3,909
Maximum Collateral Pledged	3,526	3,977

	Fair Value	Carry Value
December 31, 2024
Total Collateral Pledged	$3,433	$3,956
Maximum Collateral Pledged	3,995	4,603

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

At December 31, 2025 and 2024, the borrowings from the FHLB were as follows:

	December 31,
	2025	2024
	General Account	General Account

Debt [1]	$650	$1,500
Total	$650	$1,500

1 The maximum amount of borrowing during 2025 and 2024 was $1,650 and $1,725, respectively.

As of December 31, 2025, the weighted average interest rate on FHLB advances was 4.162% with a weighted average term of 3.9 years. As of December 31, 2024, the weighted average interest rate on FHLB advances was 4.415% with a weighted average term of 0.9 years.

At December 31, 2025 and 2024, the borrowings from the FHLB were not subject to prepayment penalties.

The Company has issued synthetic GIC primarily to tax-qualified institutional entities such as 401(k) plans and other retirement plans and college savings plans with a book value totaling $26,256 and $32,000 as of December 31, 2025 and 2024, respectively. In a synthetic GIC, the Company generally guarantees book value withdrawals by plan participants from plan-owned assets by paying the difference between book value and the fair value of those assets in the event the book value exceeds fair value upon termination. The Company mitigates the related investment risk through certain contractual provisions and approval of the investment guidelines applicable to the plan-owned assets. Funding requirements to date have been minimal and management does not anticipate future funding requirements having a material financial impact. There were no related reserves as of December 31, 2025 and 2024.

The Company may be a party to legal proceedings involving a variety of issues incidental to its business, including class action lawsuits. Lawsuits may be brought in any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company's legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not material to the Company's financial position.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company was named in a class action lawsuit alleging that certain monthly deduction rate increases on universal life insurance products in 2022 and 2023 were improper. The Company has entered into a settlement agreement in the amount of $57, pending approval by the court.

The Company was named in a class action lawsuit alleging that policyholders were entitled to persistency bonuses on certain Direct Recognition Life policies. Plaintiffs have issued a best‑and‑final settlement demand of $115, which will be submitted for internal governance approval and is also subject to court approval.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s Balance Sheets. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $12 and $14 and an offsetting premium tax benefit $7 and $9 at December 31, 2025 and 2024, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $2, $10 and $0 for the years ended December 31, 2025, 2024 and 2023, respectively.

15.
Sales, Transfers, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company is party to municipal repurchase agreements which were established via bilateral trades and accounted for as secured borrowings. For municipal repurchase agreements, the Company rigorously manages asset/liability risks via an integrated risk management framework. The Company’s liquidity position is monitored constantly, and factors heavily in the management of the asset portfolio. Projections comparing liquidity needs to available resources in both adverse and routine scenarios are refreshed monthly. The results of these projections on time horizons ranging from 16 months to 24 months are the basis for the near-term liquidity planning. This liquidity model excludes new business (non-applicable for the spread business), renewals and other sources of cash and assumes all liabilities are paid off on the earliest dates required. Interest rate risk is carefully managed, in part through rigorously defined and monitored derivatives programs.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables provide information on the securities sold under the municipal repurchase agreements for four quarters of 2025 and 2024:

December 31, 2025
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
BACV	XXX	XXX	XXX	$301
Fair Value	$460	$245	$327	$310

Ending Balance
BACV	XXX	XXX	XXX	$313
Fair Value	$460	$245	$327	$321

December 31, 2024
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
BACV	XXX	XXX	XXX	$315
Fair Value	$200	$266	$323	$320

Ending Balance
BACV	XXX	XXX	XXX	$306
Fair Value	$200	$266	$323	$308

	2025			2024
	NAIC 1	NAIC 2	Total	NAIC 1	NAIC 2	Total
ICO - BACV	$276	$38	$314	$257	$49	$306
ICO - FV	283	38	321	259	50	309

These securities have maturity dates that range from January 15, 2026 to November 15, 2079.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following table provides information on the cash collateral received and liability to return collateral under the municipal repurchase agreements for four quarters of 2025 and 2024:

December 31, 2025
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
Cash	$311	$207	$232	$117

Ending Balance (1)
Cash	$311	$207	$81	$117
(1) The remaining collateral held was greater than 90 days from contractual maturity.

December 31, 2024
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
Cash	$154	$197	$221	$113

Ending Balance(1)
Cash	$154	$197	$80	$113
(1) The remaining collateral held was greater than 90 days from contractual maturity.

The Company does not maintain or utilize dollar repurchase agreements.

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The Company did not sell or reacquire any securities with an NAIC designation of 3 or below during 2025.

16.
Subsequent Events

The financial statements are adjusted to reflect events that occurred between the Balance Sheets date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the Balance Sheets date (Type I). Events that are indicative of conditions that arose after the Balance Sheets date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2025 through April 9, 2026.

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2025

Entity Name	FEIN

Transamerica Corporation	42-1484983
AEGON Direct Marketing Services Inc	42-1470697
AEGON Financial Services Group Inc	41-1479568
AEGON Institutional Markets Inc	61-1085329
AEGON Management Company	35-1113520
AEGON USA Real Estate Services Inc	61-1098396
AEGON USA Realty Advisors of CA	20-5023693
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Ironwood Re Corp	47-1703149
LIICA RE II	20-5927773
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Stonebridge Benefit Services Inc	75-2548428
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Watertree Reinsurance, Inc.	81-3715574
Transamerica Affordable Housing Inc	94-3252196
Transamerica Asset Management	59-3403585
Transamerica Bermuda Re, Ltd	98-1701849
Transamerica Casualty Insurance Company	31-4423946
Transamerica Corporation (OREGON)	98-6021219
Transamerica Finance Corporation	95-1077235
Transamerica Financial Life Insurance Company	36-6071399

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2025

Entity Name	FEIN

Transamerica Fund Services Inc	59-3403587
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Re, Inc.	85-1028131
Transamerica Resources Inc	52-1525601
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Trust Company	42-0947998
Transamerica United Financial Services LLC	52-1263786
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial
Statement Schedules

Report of Independent Auditors

To the Board of Directors of
Transamerica Life Insurance Company

We have audited the statutory-basis financial statements of Transamerica Life Insurance Company (the Company) as of December 31, 2025 and 2024 and for the years then ended, and have issued our report thereon dated April 9, 2026. Our audit of the statutory-basis financial statements included the financial statement supplementary information, which includes Schedule I Summary of Investments – Other Than Investments in Related Parties, Schedule III – Supplementary Insurance Information, and Schedule IV - Reinsurance (the “supplementary information”). These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s supplementary information based on our audit.

In our opinion, the supplementary information present fairly, in all material respects, the information set forth therein when considered in conjunction with the statutory-basis financial statements.

/s/ Ernst & Young LLP
April 9, 2026
Philadelphia, PA

Transamerica Life Insurance Company

Summary of Investments – Other Than
Investments in Related Parties
(Dollars in Millions)

December 31, 2025

SCHEDULE I
Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$4,098	$3,605	$4,739
States, municipalities and political subdivisions	2,042	1,733	2,042
Foreign governments	791	735	791
Hybrid securities	—	—	—
All other corporate bonds	41,625	39,695	41,624
Preferred stocks	42	40	40
Total fixed maturities	48,598	45,808	49,236

Equity securities
Common stocks:
Industrial, miscellaneous and all other	58	73	73
Total equity securities	58	73	73

Mortgage loans on real estate	8,818		8,818
Real estate	37		37
Policy loans	2,376		2,376
Other long-term investments	1,002		1,002
Receivable for securities	10		10
Receivable for derivative cash collateral posted to counterparty	531		531
Securities lending	1,657		1,657
Cash, cash equivalents and short-term investments	1,103		1,103
Total investments	$64,190		$64,843
 (1) Equity securities are reported at original cost. Fixed maturities are reported at original cost reduced by repayments and adjusted for amortization of premiums and accrual of discounts.
(2) Bonds of $31 are held at fair value rather than amortized cost. Preferred stock of $40 are held at fair value.

Transamerica Life Insurance Company

Supplementary Insurance Information
(Dollars in Millions)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2025
Individual life	$28,785	$—	$478	$(365)	$1,914	$(1,718)	$1,815
Individual health	6,273	98	267	595	397	789	169
Group life and health	2,397	17	136	836	130	587	299
Annuity	16,839	—	38	13,966	1,148	20,686	(4,740)
	$54,294	$115	$919	$15,032	$3,589	$20,344	$(2,457)

Year ended December 31, 2024
Individual life	$34,414	$—	$576	$3,467	$1,983	$4,960	$1,418
Individual health	6,304	100	306	625	391	943	196
Group life and health	2,404	17	130	833	158	517	345
Annuity	14,816	—	36	13,842	1,211	19,311	(5,173)
	$57,938	$117	$1,048	$18,767	$3,743	$25,731	$(3,214)

Year ended December 31, 2023
Individual life	$29,961	$—	$493	$2,410	$1,882	$2,870	$1,808
Individual health	6,083	105	317	665	382	807	221
Group life and health	2,455	19	124	788	134	520	370
Annuity	13,873	—	49	5,653	1,199	10,215	(4,060)
	$52,372	$124	$983	$9,516	$3,597	$14,412	$(1,661)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company

Reinsurance
(Dollars in Millions)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2025
Life insurance in force	$820,838	$459,377	$203,762	$565,223	36%

Premiums:
Individual life	$4,592	$5,879	$922	$(365)	(253)%
Individual health	643	52	4	595	1
Group life and health	867	32	1	836	0
Annuity	13,976	13	3	13,966	0
	$20,078	$5,976	$930	$15,032	6%

Year ended December 31, 2024
Life insurance in force	$805,576	$494,708	$234,794	$545,662	43%

Premiums:
Individual life	$4,495	$1,971	$943	$3,467	27%
Individual health	673	53	5	625	1
Group life and health	886	54	1	833	0
Annuity	13,853	16	5	13,842	0
	$19,907	$2,094	$954	$18,767	5%

Year ended December 31, 2023
Life insurance in force	$798,119	$540,679	$262,185	$519,625	50%

Premiums:
Individual life	$4,598	$3,029	$841	$2,410	35%
Individual health	717	58	6	665	1
Group life and health	898	112	2	788	0
Annuity	10,049	4,403	7	5,653	0
	$16,262	$7,602	$856	$9,516	9%

FINANCIAL STATEMENTS
Transamerica Life Insurance Company
WRL Series Life Account G
Years Ended December 31, 2025 and 2024

Transamerica Life Insurance Company
WRL Series Life Account G
Financial Statements
Years Ended December 31, 2025 and 2024

2

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Life Insurance Company and
Contract Owners of WRL Series Life Account G
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the table below that comprise WRL Series Life Account G (the Separate Account), as of December 31, 2025, the related statements of operations and changes in net assets for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, the results of its operations and changes in its net assets for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Subaccounts
AB Balanced Hedged Allocation Class B Shares (1)	TA Aegon Core Bond Initial Class (1)
Fidelity® VIP Index 500 Service Class 2 (1)	TA Aegon High Yield Bond Initial Class (1)
Franklin Allocation Class 4 Shares (1)	TA Aegon Sustainable Equity Income Initial Class (1)
ProFund Access VP High Yield (1)	TA Aegon U.S. Government Securities Initial Class (1)
ProFund VP Asia 30 (1)	TA BlackRock Government Money Market Initial Class (1)
ProFund VP Bull (1)	TA BlackRock iShares Active Asset Allocation - Conservative Initial Class (1)
ProFund VP Communication Services (1)	TA BlackRock iShares Active Asset Allocation - Moderate Initial Class (1)
ProFund VP Consumer Discretionary (1)	TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class (1)
ProFund VP Emerging Markets (1)	TA BlackRock iShares Edge 40 Initial Class (1)
ProFund VP Energy (1)	TA BlackRock iShares Tactical - Balanced Initial Class (1)
ProFund VP Europe 30 (1)	TA BlackRock iShares Tactical - Conservative Initial Class (1)
ProFund VP Falling U.S. Dollar (1)	TA BlackRock iShares Tactical - Growth Initial Class (1)
ProFund VP Financials (1)	TA BlackRock Real Estate Securities Initial Class (1)
ProFund VP Government Money Market (1)	TA BlackRock Tactical Allocation Initial Class (1)
ProFund VP International (1)	TA Goldman Sachs Managed Risk - Balanced ETF Initial Class (1)
ProFund VP Japan (1)	TA Goldman Sachs Managed Risk - Growth ETF Initial Class (1)
ProFund VP Materials (1)	TA International Focus Initial Class (1)
ProFund VP Mid-Cap (1)	TA Janus Balanced Initial Class (1)
ProFund VP NASDAQ-100 (1)	TA Janus Mid-Cap Growth Initial Class (1)
ProFund VP Pharmaceuticals (1)	TA JPMorgan Asset Allocation - Conservative Initial Class (1)
ProFund VP Precious Metals (1)	TA JPMorgan Asset Allocation - Moderate Initial Class (1)
ProFund VP Short Emerging Markets (1)	TA JPMorgan Asset Allocation - Moderate Growth Initial Class (1)
ProFund VP Short International (1)	TA JPMorgan Diversified Equity Allocation Initial Class (1)
ProFund VP Short NASDAQ-100 (1)	TA JPMorgan Enhanced Index Initial Class (1)
ProFund VP Short Small-Cap (1)	TA JPMorgan International Moderate Growth Initial Class (1)
ProFund VP Small-Cap (1)	TA JPMorgan Tactical Allocation Initial Class (1)
ProFund VP Small-Cap Value (1)	TA Morgan Stanley Capital Growth Initial Class (1)
ProFund VP U.S. Government Plus (1)	TA Morgan Stanley Global Allocation Initial Class (1)
ProFund VP UltraNASDAQ-100 (1)	TA Multi-Managed Balanced Initial Class (1)
ProFund VP UltraSmall-Cap (1)	TA Small/Mid Cap Value Initial Class (1)
ProFund VP Utilities (1)	TA T. Rowe Price Small Cap Initial Class (1)
TA Aegon Bond Initial Class (1)	TA WMC US Growth Initial Class (1)
(1) Statements of operations and changes in net assets for the years ended December 31, 2025 and 2024

Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Ernst & Young LLP
We have served as the auditor of the Separate Account since 2024.

Chicago, IL
April 24, 2026

3

Transamerica Life Insurance Company
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2025

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
AB Balanced Hedged Allocation Class B Shares	3,647.205	$37,180	$35,852	$(1)	$35,851	1,059	$33.862910	$33.862910
Fidelity® VIP Index 500 Service Class 2	1,659.646	702,305	1,079,118	(50)	1,079,068	18,270	59.063607	59.063607
Franklin Allocation Class 4 Shares	6,092.990	38,162	35,217	-	35,217	995	35.391051	35.391051
ProFund Access VP High Yield	0.336	9	9	(9)	-	-	22.481878	22.481878
ProFund VP Asia 30	1.995	95	93	(1)	92	8	12.166005	12.166005
ProFund VP Bull	198.305	10,217	12,699	1	12,700	286	44.406629	44.406629
ProFund VP Communication Services	-	-	-	-	-	-	26.055094	26.055094
ProFund VP Consumer Discretionary	-	-	-	-	-	-	55.547886	55.547886
ProFund VP Emerging Markets	325.327	13,217	13,140	(2)	13,138	1,088	12.071469	12.071469
ProFund VP Energy	131.042	4,883	4,816	(3)	4,813	392	12.271807	12.271807
ProFund VP Europe 30	195.909	6,163	6,138	-	6,138	373	16.459216	16.459216
ProFund VP Falling U.S. Dollar	-	-	-	-	-	-	5.541820	5.541820
ProFund VP Financials	18.194	1,011	1,074	-	1,074	40	26.969191	26.969191
ProFund VP Government Money Market	255,024.330	255,024	255,024	(68)	254,956	24,141	10.561028	10.561028
ProFund VP International	0.075	2	2	(2)	-	-	12.954692	12.954692
ProFund VP Japan	88.095	6,168	6,170	(4)	6,166	216	28.489202	28.489202
ProFund VP Materials	0.083	6	6	(6)	-	-	19.264587	19.264587
ProFund VP Mid-Cap	254.344	4,792	4,619	(1)	4,618	149	30.923426	30.923426
ProFund VP NASDAQ-100	3,802.498	266,710	264,312	(5)	264,307	2,698	97.953270	97.953270
ProFund VP Pharmaceuticals	538.549	20,751	22,010	2	22,012	640	34.412682	34.412682
ProFund VP Precious Metals	52.641	2,188	3,379	1	3,380	231	14.635614	14.635614
ProFund VP Short Emerging Markets	-	-	-	-	-	-	1.449175	1.449175
ProFund VP Short International	-	-	-	-	-	-	1.978765	1.978765
ProFund VP Short NASDAQ-100	-	-	-	-	-	-	0.284112	0.284112
ProFund VP Short Small-Cap	-	-	-	-	-	-	0.691818	0.691818
ProFund VP Small-Cap	722.691	29,530	29,356	-	29,356	1,016	28.895327	28.895327
ProFund VP Small-Cap Value	660.122	29,514	29,620	-	29,620	982	30.174059	30.174059
ProFund VP U.S. Government Plus	-	-	-	-	-	-	10.784847	10.784847
ProFund VP UltraNASDAQ-100	269,649.887	8,791,892	13,749,448	44	13,749,492	43,604	315.326527	315.326527
ProFund VP UltraSmall-Cap	-	-	-	-	-	-	30.819440	30.819440
ProFund VP Utilities	638.014	32,154	32,016	(2)	32,014	1,149	27.860145	27.860145
TA Aegon Bond Initial Class	12,095.119	116,511	114,904	-	114,904	7,364	15.604322	15.604322
TA Aegon Core Bond Initial Class	-	-	-	-	-	-	16.261588	16.261588
TA Aegon High Yield Bond Initial Class	7,117.600	50,947	50,179	(2)	50,177	1,930	25.996474	25.996474
TA Aegon Sustainable Equity Income Initial Class	2,287.455	49,217	51,834	-	51,834	1,968	26.341759	26.341759
TA Aegon U.S. Government Securities Initial Class	3,400.909	34,545	30,506	1	30,507	3,458	8.821710	13.733623
TA BlackRock Government Money Market Initial Class	31,005.370	31,005	31,005	(104)	30,901	2,820	7.137135	11.248985
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	404.489	4,360	4,025	-	4,025	242	16.619860	16.619860
TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	-	$-	$-	$-	$-	-	$17.588506	$17.588506

See accompanying notes.

4

Transamerica Life Insurance Company
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2025

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	2,381.799	27,300	29,701	-	29,701	1,644	18.071078	18.071078
TA BlackRock iShares Edge 40 Initial Class	2,003.395	17,490	18,471	-	18,471	1,592	11.602068	16.899373
TA BlackRock iShares Tactical - Balanced Initial Class	-	-	-	-	-	-	20.086152	20.086152
TA BlackRock iShares Tactical - Conservative Initial Class	-	-	-	-	-	-	17.903120	17.903120
TA BlackRock iShares Tactical - Growth Initial Class	-	-	-	-	-	-	22.706772	22.706772
TA BlackRock Real Estate Securities Initial Class	2,666.842	30,186	27,655	(1)	27,654	1,760	15.707955	15.707955
TA BlackRock Tactical Allocation Initial Class	6,098.046	45,881	36,100	1	36,101	1,533	23.542534	23.542534
TA Goldman Sachs Managed Risk - Balanced ETF Initial Class	-	-	-	-	-	-	22.259597	22.259597
TA Goldman Sachs Managed Risk - Growth ETF Initial Class	3,834.908	40,753	46,134	2	46,136	1,727	26.716773	26.716773
TA International Focus Initial Class	-	-	-	-	-	-	18.320853	18.320853
TA Janus Balanced Initial Class	-	-	-	-	-	-	32.073817	32.073817
TA Janus Mid-Cap Growth Initial Class	4,668.220	151,256	147,376	6	147,382	3,978	26.674579	42.092141
TA JPMorgan Asset Allocation - Conservative Initial Class	405.960	4,392	3,853	(1)	3,852	201	19.182802	19.182802
TA JPMorgan Asset Allocation - Moderate Initial Class	-	-	-	-	-	-	22.195378	22.195378
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	4,532.778	51,608	55,209	-	55,209	2,146	25.721560	25.721560
TA JPMorgan Diversified Equity Allocation Initial Class	20,499.695	253,744	274,286	(1)	274,285	8,184	33.515410	33.515410
TA JPMorgan Enhanced Index Initial Class	7,807.299	199,746	228,207	(22)	228,185	3,701	61.651062	61.651062
TA JPMorgan International Moderate Growth Initial Class	-	-	-	-	-	-	17.241280	17.241280
TA JPMorgan Tactical Allocation Initial Class	1,168.193	15,390	15,362	-	15,362	885	17.356657	17.356657
TA Morgan Stanley Capital Growth Initial Class	74,710.023	739,387	720,205	(1)	720,204	9,475	76.007831	76.007831
TA Morgan Stanley Global Allocation Initial Class	-	-	-	-	-	-	22.080879	22.080879
TA Multi-Managed Balanced Initial Class	34,932.421	538,795	562,412	3	562,415	22,037	25.456584	38.993761
TA Small/Mid Cap Value Initial Class	6,499.232	123,843	125,565	3	125,568	3,222	30.256122	40.958798
TA T. Rowe Price Small Cap Initial Class	8,473.241	98,478	98,459	(2)	98,457	1,740	56.577798	56.577798
TA WMC US Growth Initial Class	5,426.146	210,795	227,138	6	227,144	3,864	41.359140	62.746447

See accompanying notes.

5

Transamerica Life Insurance Company
WRL Series Life Account G
Statements of Operations and Changes in Net Assets
Years Ended December 31, 2025 and 2024

	AB Balanced Hedged Allocation Class B Shares	Fidelity® VIP Index 500 Service Class 2	Franklin Allocation Class 4 Shares	ProFund Access VP High Yield
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 28,861	$ 719,705	$ 29,476	$ 152,037

Investment Income:
Reinvested Dividends	542	9,075	579	8,282
Investment Expense:
Mortality and Expense Risk and Administrative Charges	152	4,211	156	784
Net Investment Income (Loss)	390	4,864	423	7,498

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	624	538	-	-
Realized Gain (Loss) on Investments	(124)	13,043	(140)	42
Net Realized Capital Gains (Losses) on Investments	500	13,581	(140)	42
Net Change in Unrealized Appreciation (Depreciation)	1,422	157,520	2,171	1,233
Net Gain (Loss) on Investment	1,922	171,101	2,031	1,275

Net Increase (Decrease) in Net Assets Resulting from Operations	2,312	175,965	2,454	8,773

Increase (Decrease) in Net Assets from Contract Transactions	(232)	25,297	(233)	(647)

Total Increase (Decrease) in Net Assets	2,080	201,262	2,221	8,126

Net Assets as of December 31, 2024:	$ 30,941	$ 920,967	$ 31,697	$ 160,163

Investment Income:
Reinvested Dividends	634	9,207	586	1,629
Investment Expense:
Mortality and Expense Risk and Administrative Charges	166	4,917	166	205
Net Investment Income (Loss)	468	4,290	420	1,424

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,757	5,077	1,308	-
Realized Gain (Loss) on Investments	(107)	37,572	(130)	2,431
Net Realized Capital Gains (Losses) on Investments	1,650	42,649	1,178	2,431
Net Change in Unrealized Appreciation (Depreciation)	3,052	111,722	2,179	(4,238)
Net Gain (Loss) on Investment	4,702	154,371	3,357	(1,807)

Net Increase (Decrease) in Net Assets Resulting from Operations	5,170	158,661	3,777	(383)

Increase (Decrease) in Net Assets from Contract Transactions	(260)	(560)	(257)	(159,780)

Total Increase (Decrease) in Net Assets	4,910	158,101	3,520	(160,163)

Net Assets as of December 31, 2025:	$ 35,851	$ 1,079,068	$ 35,217	$ -

See Accompanying Notes.
(1)See Footnote 1

6

Transamerica Life Insurance Company
WRL Series Life Account G
Statements of Operations and Changes in Net Assets
Years Ended December 31, 2025 and 2024

	ProFund VP Asia 30	ProFund VP Bull	ProFund VP Communication Services	ProFund VP Consumer Discretionary
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 159	$ -	$ -	$ -

Investment Income:
Reinvested Dividends	208	69	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	15	47	-	-
Net Investment Income (Loss)	193	22	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	459	-	-
Realized Gain (Loss) on Investments	(1,480)	39	-	-
Net Realized Capital Gains (Losses) on Investments	(1,480)	498	-	-
Net Change in Unrealized Appreciation (Depreciation)	(14)	1,440	-	-
Net Gain (Loss) on Investment	(1,494)	1,938	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,301)	1,960	-	-

Increase (Decrease) in Net Assets from Contract Transactions	1,308	8,797	-	-

Total Increase (Decrease) in Net Assets	7	10,757	-	-

Net Assets as of December 31, 2024:	$ 166	$ 10,757	$ -	$ -

Investment Income:
Reinvested Dividends	958	46	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	91	58	-	-
Net Investment Income (Loss)	867	(12)	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	586	-	-
Realized Gain (Loss) on Investments	1,869	60	-	-
Net Realized Capital Gains (Losses) on Investments	1,869	646	-	-
Net Change in Unrealized Appreciation (Depreciation)	6	1,042	-	-
Net Gain (Loss) on Investment	1,875	1,688	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	2,742	1,676	-	-

Increase (Decrease) in Net Assets from Contract Transactions	(2,816)	267	-	-

Total Increase (Decrease) in Net Assets	(74)	1,943	-	-

Net Assets as of December 31, 2025:	$ 92	$ 12,700	$ -	$ -

See Accompanying Notes.
(1)See Footnote 1

7

Transamerica Life Insurance Company
WRL Series Life Account G
Statements of Operations and Changes in Net Assets
Years Ended December 31, 2025 and 2024

	ProFund VP Emerging Markets	ProFund VP Energy	ProFund VP Europe 30	ProFund VP Falling U.S. Dollar
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 17,455	$ 222	$ -	$ -

Investment Income:
Reinvested Dividends	411	96	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	45	21	-	-
Net Investment Income (Loss)	366	75	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	209	-	-
Realized Gain (Loss) on Investments	414	(426)	-	-
Net Realized Capital Gains (Losses) on Investments	414	(217)	-	-
Net Change in Unrealized Appreciation (Depreciation)	(1,068)	(364)	-	-
Net Gain (Loss) on Investment	(654)	(581)	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	(288)	(506)	-	-

Increase (Decrease) in Net Assets from Contract Transactions	(16,957)	9,663	-	-

Total Increase (Decrease) in Net Assets	(17,245)	9,157	-	-

Net Assets as of December 31, 2024:	$ 210	$ 9,379	$ -	$ -

Investment Income:
Reinvested Dividends	307	4	-	424
Investment Expense:
Mortality and Expense Risk and Administrative Charges	121	12	52	14
Net Investment Income (Loss)	186	(8)	(52)	410

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	23	-	-
Realized Gain (Loss) on Investments	6,451	(249)	2,087	(745)
Net Realized Capital Gains (Losses) on Investments	6,451	(226)	2,087	(745)
Net Change in Unrealized Appreciation (Depreciation)	(64)	300	(25)	-
Net Gain (Loss) on Investment	6,387	74	2,062	(745)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,573	66	2,010	(335)

Increase (Decrease) in Net Assets from Contract Transactions	6,355	(4,632)	4,128	335

Total Increase (Decrease) in Net Assets	12,928	(4,566)	6,138	-

Net Assets as of December 31, 2025:	$ 13,138	$ 4,813	$ 6,138	$ -

See Accompanying Notes.
(1)See Footnote 1

8

Transamerica Life Insurance Company
WRL Series Life Account G
Statements of Operations and Changes in Net Assets
Years Ended December 31, 2025 and 2024

	ProFund VP Financials	ProFund VP Government Money Market	ProFund VP International	ProFund VP Japan
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 65	$ 3,801	$ 123	$ -

Investment Income:
Reinvested Dividends	-	1,005	4	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	116	7	7
Net Investment Income (Loss)	-	889	(3)	(7)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	8	-	(437)	(846)
Net Realized Capital Gains (Losses) on Investments	8	-	(437)	(846)
Net Change in Unrealized Appreciation (Depreciation)	(6)	-	(15)	-
Net Gain (Loss) on Investment	2	-	(452)	(846)

Net Increase (Decrease) in Net Assets Resulting from Operations	2	889	(455)	(853)

Increase (Decrease) in Net Assets from Contract Transactions	(67)	187,297	442	853

Total Increase (Decrease) in Net Assets	(65)	188,186	(13)	-

Net Assets as of December 31, 2024:	$ -	$ 191,987	$ 110	$ -

Investment Income:
Reinvested Dividends	-	5,055	4	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	794	16	68
Net Investment Income (Loss)	-	4,261	(12)	(68)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	1
Realized Gain (Loss) on Investments	-	-	225	5,501
Net Realized Capital Gains (Losses) on Investments	-	-	225	5,502
Net Change in Unrealized Appreciation (Depreciation)	63	-	9	3
Net Gain (Loss) on Investment	63	-	234	5,505

Net Increase (Decrease) in Net Assets Resulting from Operations	63	4,261	222	5,437

Increase (Decrease) in Net Assets from Contract Transactions	1,011	58,708	(332)	729

Total Increase (Decrease) in Net Assets	1,074	62,969	(110)	6,166

Net Assets as of December 31, 2025:	$ 1,074	$ 254,956	$ -	$ 6,166

See Accompanying Notes.
(1)See Footnote 1

9

Transamerica Life Insurance Company
WRL Series Life Account G
Statements of Operations and Changes in Net Assets
Years Ended December 31, 2025 and 2024

	ProFund VP Materials	ProFund VP Mid-Cap	ProFund VP NASDAQ-100	ProFund VP Pharmaceuticals
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 12,537	$ 18,851	$ 116,963	$ 14,181

Investment Income:
Reinvested Dividends	47	240	653	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	76	85	844	72
Net Investment Income (Loss)	(29)	155	(191)	(72)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	8	-	19,266	1,477
Realized Gain (Loss) on Investments	2,083	2,829	24,005	(75)
Net Realized Capital Gains (Losses) on Investments	2,091	2,829	43,271	1,402
Net Change in Unrealized Appreciation (Depreciation)	(788)	(924)	(16,809)	(917)
Net Gain (Loss) on Investment	1,303	1,905	26,462	485

Net Increase (Decrease) in Net Assets Resulting from Operations	1,274	2,060	26,271	413

Increase (Decrease) in Net Assets from Contract Transactions	(366)	(13,645)	13,787	(257)

Total Increase (Decrease) in Net Assets	908	(11,585)	40,058	156

Net Assets as of December 31, 2024:	$ 13,445	$ 7,266	$ 157,021	$ 14,337

Investment Income:
Reinvested Dividends	-	222	925	33
Investment Expense:
Mortality and Expense Risk and Administrative Charges	6	33	1,301	76
Net Investment Income (Loss)	(6)	189	(376)	(43)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	9	-	16,172	-
Realized Gain (Loss) on Investments	(735)	(187)	37,981	(58)
Net Realized Capital Gains (Losses) on Investments	(726)	(187)	54,153	(58)
Net Change in Unrealized Appreciation (Depreciation)	344	(259)	1,067	4,443
Net Gain (Loss) on Investment	(382)	(446)	55,220	4,385

Net Increase (Decrease) in Net Assets Resulting from Operations	(388)	(257)	54,844	4,342

Increase (Decrease) in Net Assets from Contract Transactions	(13,057)	(2,391)	52,442	3,333

Total Increase (Decrease) in Net Assets	(13,445)	(2,648)	107,286	7,675

Net Assets as of December 31, 2025:	$ -	$ 4,618	$ 264,307	$ 22,012

See Accompanying Notes.
(1)See Footnote 1

10

Transamerica Life Insurance Company
WRL Series Life Account G
Statements of Operations and Changes in Net Assets
Years Ended December 31, 2025 and 2024

	ProFund VP Precious Metals	ProFund VP Short Emerging Markets	ProFund VP Short International	ProFund VP Short NASDAQ-100
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 1,473	$ -	$ -	$ 3,774

Investment Income:
Reinvested Dividends	51	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	8	-	-	6
Net Investment Income (Loss)	43	-	-	(6)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	13	-	-	(1,581)
Net Realized Capital Gains (Losses) on Investments	13	-	-	(1,581)
Net Change in Unrealized Appreciation (Depreciation)	38	-	-	1,562
Net Gain (Loss) on Investment	51	-	-	(19)

Net Increase (Decrease) in Net Assets Resulting from Operations	94	-	-	(25)

Increase (Decrease) in Net Assets from Contract Transactions	(109)	-	-	(3,749)

Total Increase (Decrease) in Net Assets	(15)	-	-	(3,774)

Net Assets as of December 31, 2024:	$ 1,458	$ -	$ -	$ -

Investment Income:
Reinvested Dividends	97	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	13	1	-	7
Net Investment Income (Loss)	84	(1)	-	(7)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	1,246	(153)	-	(1,632)
Net Realized Capital Gains (Losses) on Investments	1,246	(153)	-	(1,632)
Net Change in Unrealized Appreciation (Depreciation)	1,060	-	-	-
Net Gain (Loss) on Investment	2,306	(153)	-	(1,632)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,390	(154)	-	(1,639)

Increase (Decrease) in Net Assets from Contract Transactions	(468)	154	-	1,639

Total Increase (Decrease) in Net Assets	1,922	-	-	-

Net Assets as of December 31, 2025:	$ 3,380	$ -	$ -	$ -

See Accompanying Notes.
(1)See Footnote 1

11

Transamerica Life Insurance Company
WRL Series Life Account G
Statements of Operations and Changes in Net Assets
Years Ended December 31, 2025 and 2024

	ProFund VP Short Small-Cap	ProFund VP Small-Cap	ProFund VP Small-Cap Value	ProFund VP U.S. Government Plus
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 4,433	$ 17,552	$ 22,820	$ 14,515

Investment Income:
Reinvested Dividends	-	-	-	63
Investment Expense:
Mortality and Expense Risk and Administrative Charges	7	32	32	10
Net Investment Income (Loss)	(7)	(32)	(32)	53

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	(304)	17	453	(1,673)
Net Realized Capital Gains (Losses) on Investments	(304)	17	453	(1,673)
Net Change in Unrealized Appreciation (Depreciation)	484	(713)	(1,523)	(24)
Net Gain (Loss) on Investment	180	(696)	(1,070)	(1,697)

Net Increase (Decrease) in Net Assets Resulting from Operations	173	(728)	(1,102)	(1,644)

Increase (Decrease) in Net Assets from Contract Transactions	(4,606)	(9,006)	(13,868)	(12,871)

Total Increase (Decrease) in Net Assets	(4,433)	(9,734)	(14,970)	(14,515)

Net Assets as of December 31, 2024:	$ -	$ 7,818	$ 7,850	$ -

Investment Income:
Reinvested Dividends	-	-	-	69
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	27	26	12
Net Investment Income (Loss)	-	(27)	(26)	57

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	-	(141)	(130)	(984)
Net Realized Capital Gains (Losses) on Investments	-	(141)	(130)	(984)
Net Change in Unrealized Appreciation (Depreciation)	-	447	582	2
Net Gain (Loss) on Investment	-	306	452	(982)

Net Increase (Decrease) in Net Assets Resulting from Operations	-	279	426	(925)

Increase (Decrease) in Net Assets from Contract Transactions	-	21,259	21,344	925

Total Increase (Decrease) in Net Assets	-	21,538	21,770	-

Net Assets as of December 31, 2025:	$ -	$ 29,356	$ 29,620	$ -

See Accompanying Notes.
(1)See Footnote 1

12

Transamerica Life Insurance Company
WRL Series Life Account G
Statements of Operations and Changes in Net Assets
Years Ended December 31, 2025 and 2024

	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	ProFund VP Utilities	TA Aegon Bond Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 7,291,183	$ 4,965	$ -	$ 51,480

Investment Income:
Reinvested Dividends	27,234	-	216	4,484
Investment Expense:
Mortality and Expense Risk and Administrative Charges	45,148	-	53	351
Net Investment Income (Loss)	(17,914)	-	163	4,133

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	(1,587,735)	28	1,229	2,466
Net Realized Capital Gains (Losses) on Investments	(1,587,735)	28	1,229	2,466
Net Change in Unrealized Appreciation (Depreciation)	4,608,835	(372)	1,253	(4,925)
Net Gain (Loss) on Investment	3,021,100	(344)	2,482	(2,459)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,003,186	(344)	2,645	1,674

Increase (Decrease) in Net Assets from Contract Transactions	(69,445)	(4,621)	10,827	32,967

Total Increase (Decrease) in Net Assets	2,933,741	(4,965)	13,472	34,641

Net Assets as of December 31, 2024:	$ 10,224,924	$ -	$ 13,472	$ 86,121

Investment Income:
Reinvested Dividends	26,744	-	156	3,844
Investment Expense:
Mortality and Expense Risk and Administrative Charges	57,037	-	111	376
Net Investment Income (Loss)	(30,293)	-	45	3,468

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,174,728	-	5	-
Realized Gain (Loss) on Investments	744,396	-	4,008	(191)
Net Realized Capital Gains (Losses) on Investments	1,919,124	-	4,013	(191)
Net Change in Unrealized Appreciation (Depreciation)	1,218,845	-	(1,391)	201
Net Gain (Loss) on Investment	3,137,969	-	2,622	10

Net Increase (Decrease) in Net Assets Resulting from Operations	3,107,676	-	2,667	3,478

Increase (Decrease) in Net Assets from Contract Transactions	416,892	-	15,875	25,305

Total Increase (Decrease) in Net Assets	3,524,568	-	18,542	28,783

Net Assets as of December 31, 2025:	$ 13,749,492	$ -	$ 32,014	$ 114,904

See Accompanying Notes.
(1)See Footnote 1

13

Transamerica Life Insurance Company
WRL Series Life Account G
Statements of Operations and Changes in Net Assets
Years Ended December 31, 2025 and 2024

	TA Aegon Core Bond Initial Class	TA Aegon High Yield Bond Initial Class	TA Aegon Sustainable Equity Income Initial Class	TA Aegon U.S. Government Securities Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ -	$ 42,592	$ 29,459	$ 211,702

Investment Income:
Reinvested Dividends	-	2,231	707	1,263
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	219	177	4,155
Net Investment Income (Loss)	-	2,012	530	(2,892)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	-	(76)	2,932	(58,708)
Net Realized Capital Gains (Losses) on Investments	-	(76)	2,932	(58,708)
Net Change in Unrealized Appreciation (Depreciation)	-	983	2,150	57,682
Net Gain (Loss) on Investment	-	907	5,082	(1,026)

Net Increase (Decrease) in Net Assets Resulting from Operations	-	2,919	5,612	(3,918)

Increase (Decrease) in Net Assets from Contract Transactions	-	(445)	125	(177,774)

Total Increase (Decrease) in Net Assets	-	2,474	5,737	(181,692)

Net Assets as of December 31, 2024:	$ -	$ 45,066	$ 35,196	$ 30,010

Investment Income:
Reinvested Dividends	-	3,253	712	1,202
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	233	220	960
Net Investment Income (Loss)	-	3,020	492	242

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	407	-
Realized Gain (Loss) on Investments	-	(64)	3,211	(370)
Net Realized Capital Gains (Losses) on Investments	-	(64)	3,618	(370)
Net Change in Unrealized Appreciation (Depreciation)	-	625	(767)	899
Net Gain (Loss) on Investment	-	561	2,851	529

Net Increase (Decrease) in Net Assets Resulting from Operations	-	3,581	3,343	771

Increase (Decrease) in Net Assets from Contract Transactions	-	1,530	13,295	(274)

Total Increase (Decrease) in Net Assets	-	5,111	16,638	497

Net Assets as of December 31, 2025:	$ -	$ 50,177	$ 51,834	$ 30,507

See Accompanying Notes.
(1)See Footnote 1

14

Transamerica Life Insurance Company
WRL Series Life Account G
Statements of Operations and Changes in Net Assets
Years Ended December 31, 2025 and 2024

	TA BlackRock Government Money Market Initial Class	TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	TA BlackRock iShares Active Asset Allocation - Moderate Initial Class
	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 33,834	$ 4,038	$ -

Investment Income:
Reinvested Dividends	1,735	101	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	214	21	-
Net Investment Income (Loss)	1,521	80	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-
Realized Gain (Loss) on Investments	-	(67)	-
Net Realized Capital Gains (Losses) on Investments	-	(67)	-
Net Change in Unrealized Appreciation (Depreciation)	-	232	-
Net Gain (Loss) on Investment	-	165	-

Net Increase (Decrease) in Net Assets Resulting from Operations	1,521	245	-

Increase (Decrease) in Net Assets from Contract Transactions	(3,606)	(282)	-

Total Increase (Decrease) in Net Assets	(2,085)	(37)	-

Net Assets as of December 31, 2024:	$ 31,749	$ 4,001	$ -

Investment Income:
Reinvested Dividends	2,422	112	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	338	20	-
Net Investment Income (Loss)	2,084	92	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-
Realized Gain (Loss) on Investments	-	(58)	-
Net Realized Capital Gains (Losses) on Investments	-	(58)	-
Net Change in Unrealized Appreciation (Depreciation)	-	293	-
Net Gain (Loss) on Investment	-	235	-

Net Increase (Decrease) in Net Assets Resulting from Operations	2,084	327	-

Increase (Decrease) in Net Assets from Contract Transactions	(2,932)	(303)	-

Total Increase (Decrease) in Net Assets	(848)	24	-

Net Assets as of December 31, 2025:	$ 30,901	$ 4,025	$ -

See Accompanying Notes.
(1)See Footnote 1

15

Transamerica Life Insurance Company
WRL Series Life Account G
Statements of Operations and Changes in Net Assets
Years Ended December 31, 2025 and 2024

	TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	TA BlackRock iShares Edge 40 Initial Class	TA BlackRock iShares Tactical - Balanced Initial Class	TA BlackRock iShares Tactical - Conservative Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 40,520	$ 17,819	$ 5,834	$ -

Investment Income:
Reinvested Dividends	1,042	488	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	249	569	-	-
Net Investment Income (Loss)	793	(81)	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	272	-	-
Realized Gain (Loss) on Investments	201	99	(580)	-
Net Realized Capital Gains (Losses) on Investments	201	371	(580)	-
Net Change in Unrealized Appreciation (Depreciation)	4,903	305	485	-
Net Gain (Loss) on Investment	5,104	676	(95)	-

Net Increase (Decrease) in Net Assets Resulting from Operations	5,897	595	(95)	-

Increase (Decrease) in Net Assets from Contract Transactions	8,359	(643)	(5,739)	-

Total Increase (Decrease) in Net Assets	14,256	(48)	(5,834)	-

Net Assets as of December 31, 2024:	$ 54,776	$ 17,771	$ -	$ -

Investment Income:
Reinvested Dividends	1,297	563	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	275	571	-	-
Net Investment Income (Loss)	1,022	(8)	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	654	-	-
Realized Gain (Loss) on Investments	7,909	134	-	-
Net Realized Capital Gains (Losses) on Investments	7,909	788	-	-
Net Change in Unrealized Appreciation (Depreciation)	(3,295)	643	-	-
Net Gain (Loss) on Investment	4,614	1,431	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	5,636	1,423	-	-

Increase (Decrease) in Net Assets from Contract Transactions	(30,711)	(723)	-	-

Total Increase (Decrease) in Net Assets	(25,075)	700	-	-

Net Assets as of December 31, 2025:	$ 29,701	$ 18,471	$ -	$ -

See Accompanying Notes.
(1)See Footnote 1

16

Transamerica Life Insurance Company
WRL Series Life Account G
Statements of Operations and Changes in Net Assets
Years Ended December 31, 2025 and 2024

	TA BlackRock iShares Tactical - Growth Initial Class	TA BlackRock Real Estate Securities Initial Class	TA BlackRock Tactical Allocation Initial Class	TA Goldman Sachs Managed Risk - Balanced ETF Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ -	$ 25,635	$ 29,304	$ -

Investment Income:
Reinvested Dividends	-	559	1,469	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	128	158	-
Net Investment Income (Loss)	-	431	1,311	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	-	(136)	(380)	-
Net Realized Capital Gains (Losses) on Investments	-	(136)	(380)	-
Net Change in Unrealized Appreciation (Depreciation)	-	(109)	2,630	-
Net Gain (Loss) on Investment	-	(245)	2,250	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	186	3,561	-

Increase (Decrease) in Net Assets from Contract Transactions	-	(255)	(224)	-

Total Increase (Decrease) in Net Assets	-	(69)	3,337	-

Net Assets as of December 31, 2024:	$ -	$ 25,566	$ 32,641	$ -

Investment Income:
Reinvested Dividends	-	490	2,126	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	133	170	-
Net Investment Income (Loss)	-	357	1,956	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	-	(96)	(365)	-
Net Realized Capital Gains (Losses) on Investments	-	(96)	(365)	-
Net Change in Unrealized Appreciation (Depreciation)	-	2,025	2,107	-
Net Gain (Loss) on Investment	-	1,929	1,742	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	2,286	3,698	-

Increase (Decrease) in Net Assets from Contract Transactions	-	(198)	(238)	-

Total Increase (Decrease) in Net Assets	-	2,088	3,460	-

Net Assets as of December 31, 2025:	$ -	$ 27,654	$ 36,101	$ -

See Accompanying Notes.
(1)See Footnote 1

17

Transamerica Life Insurance Company
WRL Series Life Account G
Statements of Operations and Changes in Net Assets
Years Ended December 31, 2025 and 2024

	TA Goldman Sachs Managed Risk - Growth ETF Initial Class	TA International Focus Initial Class	TA Janus Balanced Initial Class	TA Janus Mid-Cap Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 36,630	$ -	$ 63	$ 393,224

Investment Income:
Reinvested Dividends	816	-	-	167
Investment Expense:
Mortality and Expense Risk and Administrative Charges	199	-	-	5,864
Net Investment Income (Loss)	617	-	-	(5,697)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	481	-	-	7,457
Realized Gain (Loss) on Investments	47	-	6	8,464
Net Realized Capital Gains (Losses) on Investments	528	-	6	15,921
Net Change in Unrealized Appreciation (Depreciation)	3,595	-	(3)	20,450
Net Gain (Loss) on Investment	4,123	-	3	36,371

Net Increase (Decrease) in Net Assets Resulting from Operations	4,740	-	3	30,674

Increase (Decrease) in Net Assets from Contract Transactions	(82)	-	(66)	(246,687)

Total Increase (Decrease) in Net Assets	4,658	-	(63)	(216,013)

Net Assets as of December 31, 2024:	$ 41,288	$ -	$ -	$ 177,211

Investment Income:
Reinvested Dividends	939	-	-	12
Investment Expense:
Mortality and Expense Risk and Administrative Charges	214	-	-	1,721
Net Investment Income (Loss)	725	-	-	(1,709)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,603	-	-	15,902
Realized Gain (Loss) on Investments	55	-	-	8,876
Net Realized Capital Gains (Losses) on Investments	2,658	-	-	24,778
Net Change in Unrealized Appreciation (Depreciation)	1,539	-	-	(11,928)
Net Gain (Loss) on Investment	4,197	-	-	12,850

Net Increase (Decrease) in Net Assets Resulting from Operations	4,922	-	-	11,141

Increase (Decrease) in Net Assets from Contract Transactions	(74)	-	-	(40,970)

Total Increase (Decrease) in Net Assets	4,848	-	-	(29,829)

Net Assets as of December 31, 2025:	$ 46,136	$ -	$ -	$ 147,382

See Accompanying Notes.
(1)See Footnote 1

18

Transamerica Life Insurance Company
WRL Series Life Account G
Statements of Operations and Changes in Net Assets
Years Ended December 31, 2025 and 2024

	TA JPMorgan Asset Allocation - Conservative Initial Class	TA JPMorgan Asset Allocation - Moderate Initial Class	TA JPMorgan Asset Allocation - Moderate Growth Initial Class	TA JPMorgan Diversified Equity Allocation Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 3,850	$ -	$ 47,723	$ 208,873

Investment Income:
Reinvested Dividends	78	-	588	3,009
Investment Expense:
Mortality and Expense Risk and Administrative Charges	19	-	245	1,122
Net Investment Income (Loss)	59	-	343	1,887

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	4,196
Realized Gain (Loss) on Investments	(90)	-	(1,383)	(1,161)
Net Realized Capital Gains (Losses) on Investments	(90)	-	(1,383)	3,035
Net Change in Unrealized Appreciation (Depreciation)	227	-	5,785	26,859
Net Gain (Loss) on Investment	137	-	4,402	29,894

Net Increase (Decrease) in Net Assets Resulting from Operations	196	-	4,745	31,781

Increase (Decrease) in Net Assets from Contract Transactions	(271)	-	(2,999)	(7,753)

Total Increase (Decrease) in Net Assets	(75)	-	1,746	24,028

Net Assets as of December 31, 2024:	$ 3,775	$ -	$ 49,469	$ 232,901

Investment Income:
Reinvested Dividends	150	-	1,414	3,939
Investment Expense:
Mortality and Expense Risk and Administrative Charges	19	-	257	1,280
Net Investment Income (Loss)	131	-	1,157	2,659

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	7,493
Realized Gain (Loss) on Investments	(80)	-	(184)	671
Net Realized Capital Gains (Losses) on Investments	(80)	-	(184)	8,164
Net Change in Unrealized Appreciation (Depreciation)	315	-	5,229	34,994
Net Gain (Loss) on Investment	235	-	5,045	43,158

Net Increase (Decrease) in Net Assets Resulting from Operations	366	-	6,202	45,817

Increase (Decrease) in Net Assets from Contract Transactions	(289)	-	(462)	(4,433)

Total Increase (Decrease) in Net Assets	77	-	5,740	41,384

Net Assets as of December 31, 2025:	$ 3,852	$ -	$ 55,209	$ 274,285

See Accompanying Notes.
(1)See Footnote 1

19

Transamerica Life Insurance Company
WRL Series Life Account G
Statements of Operations and Changes in Net Assets
Years Ended December 31, 2025 and 2024

	TA JPMorgan Enhanced Index Initial Class	TA JPMorgan International Moderate Growth Initial Class	TA JPMorgan Tactical Allocation Initial Class	TA Morgan Stanley Capital Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 154,438	$ -	$ -	$ 395,292

Investment Income:
Reinvested Dividends	1,189	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	898	-	9	2,251
Net Investment Income (Loss)	291	-	(9)	(2,251)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	5,859	-	-	-
Realized Gain (Loss) on Investments	(951)	-	462	(95,235)
Net Realized Capital Gains (Losses) on Investments	4,908	-	462	(95,235)
Net Change in Unrealized Appreciation (Depreciation)	31,780	-	-	276,436
Net Gain (Loss) on Investment	36,688	-	462	181,201

Net Increase (Decrease) in Net Assets Resulting from Operations	36,979	-	453	178,950

Increase (Decrease) in Net Assets from Contract Transactions	3,079	-	(453)	16,270

Total Increase (Decrease) in Net Assets	40,058	-	-	195,220

Net Assets as of December 31, 2024:	$ 194,496	$ -	$ -	$ 590,512

Investment Income:
Reinvested Dividends	1,486	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,032	-	22	3,346
Net Investment Income (Loss)	454	-	(22)	(3,346)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	24,894	-	-	-
Realized Gain (Loss) on Investments	543	-	(172)	(48,914)
Net Realized Capital Gains (Losses) on Investments	25,437	-	(172)	(48,914)
Net Change in Unrealized Appreciation (Depreciation)	5,344	-	(28)	167,868
Net Gain (Loss) on Investment	30,781	-	(200)	118,954

Net Increase (Decrease) in Net Assets Resulting from Operations	31,235	-	(222)	115,608

Increase (Decrease) in Net Assets from Contract Transactions	2,454	-	15,584	14,084

Total Increase (Decrease) in Net Assets	33,689	-	15,362	129,692

Net Assets as of December 31, 2025:	$ 228,185	$ -	$ 15,362	$ 720,204

See Accompanying Notes.
(1)See Footnote 1

20

Transamerica Life Insurance Company
WRL Series Life Account G
Statements of Operations and Changes in Net Assets
Years Ended December 31, 2025 and 2024

	TA Morgan Stanley Global Allocation Initial Class	TA Multi-Managed Balanced Initial Class	TA Small/Mid Cap Value Initial Class	TA T. Rowe Price Small Cap Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ -	$ 1,645,805	$ 364,114	$ 49,996

Investment Income:
Reinvested Dividends	-	9,906	1,151	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	37,998	5,400	405
Net Investment Income (Loss)	-	(28,092)	(4,249)	(405)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	21,591	3,853	3,563
Realized Gain (Loss) on Investments	-	326,142	13,915	10,909
Net Realized Capital Gains (Losses) on Investments	-	347,733	17,768	14,472
Net Change in Unrealized Appreciation (Depreciation)	-	(182,860)	9,548	(3,699)
Net Gain (Loss) on Investment	-	164,873	27,316	10,773

Net Increase (Decrease) in Net Assets Resulting from Operations	-	136,781	23,067	10,368

Increase (Decrease) in Net Assets from Contract Transactions	-	(1,254,092)	(268,053)	21,367

Total Increase (Decrease) in Net Assets	-	(1,117,311)	(244,986)	31,735

Net Assets as of December 31, 2024:	$ -	$ 528,494	$ 119,128	$ 81,731

Investment Income:
Reinvested Dividends	-	11,308	1,573	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	16,774	1,076	368
Net Investment Income (Loss)	-	(5,466)	497	(368)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	66,971	13,174	8,334
Realized Gain (Loss) on Investments	-	720	119	(2,083)
Net Realized Capital Gains (Losses) on Investments	-	67,691	13,293	6,251
Net Change in Unrealized Appreciation (Depreciation)	-	(12,943)	(3,101)	531
Net Gain (Loss) on Investment	-	54,748	10,192	6,782

Net Increase (Decrease) in Net Assets Resulting from Operations	-	49,282	10,689	6,414

Increase (Decrease) in Net Assets from Contract Transactions	-	(15,361)	(4,249)	10,312

Total Increase (Decrease) in Net Assets	-	33,921	6,440	16,726

Net Assets as of December 31, 2025:	$ -	$ 562,415	$ 125,568	$ 98,457

See Accompanying Notes.
(1)See Footnote 1

21

Transamerica Life Insurance Company
WRL Series Life Account G
Statements of Operations and Changes in Net Assets
Years Ended December 31, 2025 and 2024

TA WMC US Growth Initial Class
Subaccount

Net Assets as of December 31, 2023:	$ 169,978

Investment Income:
Reinvested Dividends	21
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,650
Net Investment Income (Loss)	(1,629)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	17,404
Realized Gain (Loss) on Investments	790
Net Realized Capital Gains (Losses) on Investments	18,194
Net Change in Unrealized Appreciation (Depreciation)	31,165
Net Gain (Loss) on Investment	49,359

Net Increase (Decrease) in Net Assets Resulting from Operations	47,730

Increase (Decrease) in Net Assets from Contract Transactions	5,310

Total Increase (Decrease) in Net Assets	53,040

Net Assets as of December 31, 2024:	$ 223,018

Investment Income:
Reinvested Dividends	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,795
Net Investment Income (Loss)	(1,795)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	36,413
Realized Gain (Loss) on Investments	23,827
Net Realized Capital Gains (Losses) on Investments	60,240
Net Change in Unrealized Appreciation (Depreciation)	(26,600)
Net Gain (Loss) on Investment	33,640

Net Increase (Decrease) in Net Assets Resulting from Operations	31,845

Increase (Decrease) in Net Assets from Contract Transactions	(27,719)

Total Increase (Decrease) in Net Assets	4,126

Net Assets as of December 31, 2025:	$ 227,144

See Accompanying Notes.
(1)See Footnote 1

22

Transamerica Life Insurance Company
WRL Series Life Account G
Notes to Financial Statements
December 31, 2025

1. Organization

WRL Series Life Account G (the Separate Account) is a segregated investment account of Transamerica Life Insurance Company (TLIC), an indirect wholly owned subsidiary of Aegon Ltd., a holding company organized under the laws of the Bermuda.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TLIC's other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of WRL Asset Advisor, WRL Benefactor, and WRL Evolution.

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
AB Variable Products Series Fund, Inc.	AB Variable Products Series Fund, Inc.
AB Balanced Hedged Allocation Class B Shares	AB Balanced Hedged Allocation Portfolio Class B Shares
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund
Fidelity® VIP Index 500 Service Class 2	Fidelity® VIP Index 500 Portfolio Service Class 2
Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust
Franklin Allocation Class 4 Shares	Franklin Allocation Fund Class 4 Shares
ProFunds	ProFunds
ProFund Access VP High Yield	ProFund Access VP High Yield Fund
ProFund VP Asia 30	ProFund VP Asia 30
ProFund VP Bull	ProFund VP Bull
ProFund VP Communication Services	ProFund VP Communication Services
ProFund VP Consumer Discretionary	ProFund VP Consumer Discretionary
ProFund VP Emerging Markets	ProFund VP Emerging Markets
ProFund VP Energy	ProFund VP Energy
ProFund VP Europe 30	ProFund VP Europe 30
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar
ProFund VP Financials	ProFund VP Financials
ProFund VP Government Money Market	ProFund VP Government Money Market
ProFund VP International	ProFund VP International
ProFund VP Japan	ProFund VP Japan
ProFund VP Materials	ProFund VP Materials
ProFund VP Mid-Cap	ProFund VP Mid-Cap
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals
ProFund VP Precious Metals	ProFund VP Precious Metals
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets
ProFund VP Short International	ProFund VP Short International
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap
ProFund VP Small-Cap	ProFund VP Small-Cap
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus

23

Transamerica Life Insurance Company
WRL Series Life Account G
Notes to Financial Statements
December 31, 2025

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
ProFunds	ProFunds
ProFund VP UltraNASDAQ-100	ProFund VP UltraNASDAQ-100
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap
ProFund VP Utilities	ProFund VP Utilities
Transamerica Series Trust	Transamerica Series Trust
TA Aegon Bond Initial Class	Transamerica Aegon Bond VP Initial Class
TA Aegon Core Bond Initial Class	Transamerica Aegon Core Bond VP Initial Class
TA Aegon High Yield Bond Initial Class	Transamerica Aegon High Yield Bond VP Initial Class
TA Aegon Sustainable Equity Income Initial Class	Transamerica Aegon Sustainable Equity Income VP Initial Class
TA Aegon U.S. Government Securities Initial Class	Transamerica Aegon U.S. Government Securities VP Initial Class
TA BlackRock Government Money Market Initial Class	Transamerica BlackRock Government Money Market VP Initial Class
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	Transamerica BlackRock iShares Active Asset Allocation - Conservative VP Initial Class
TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	Transamerica BlackRock iShares Active Asset Allocation - Moderate VP Initial Class
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP Initial Class
TA BlackRock iShares Edge 40 Initial Class	Transamerica BlackRock iShares Edge 40 VP Initial Class
TA BlackRock iShares Tactical - Balanced Initial Class	Transamerica BlackRock iShares Tactical - Balanced VP Initial Class
TA BlackRock iShares Tactical - Conservative Initial Class	Transamerica BlackRock iShares Tactical - Conservative VP Initial Class
TA BlackRock iShares Tactical - Growth Initial Class	Transamerica BlackRock iShares Tactical - Growth VP Initial Class
TA BlackRock Real Estate Securities Initial Class	Transamerica BlackRock Real Estate Securities VP Initial Class
TA BlackRock Tactical Allocation Initial Class	Transamerica BlackRock Tactical Allocation VP Initial Class
TA Goldman Sachs Managed Risk - Balanced ETF Initial Class	Transamerica Goldman Sachs Managed Risk - Balanced ETF VP Service Class
TA Goldman Sachs Managed Risk - Growth ETF Initial Class	Transamerica Goldman Sachs Managed Risk - Growth ETF VP Service Class
TA International Focus Initial Class	Transamerica International Focus VP Initial Class
TA Janus Balanced Initial Class	Transamerica Janus Balanced VP Initial Class
TA Janus Mid-Cap Growth Initial Class	Transamerica Janus Mid-Cap Growth VP Initial Class
TA JPMorgan Asset Allocation - Conservative Initial Class	Transamerica JPMorgan Asset Allocation - Conservative VP Initial Class
TA JPMorgan Asset Allocation - Moderate Initial Class	Transamerica JPMorgan Asset Allocation - Moderate VP Initial Class
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	Transamerica JPMorgan Asset Allocation - Moderate Growth VP Initial Class
TA JPMorgan Diversified Equity Allocation Initial Class	Transamerica JPMorgan Diversified Equity Allocation VP Initial Class
TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class
TA JPMorgan International Moderate Growth Initial Class	Transamerica JPMorgan International Moderate Growth Fund VP Initial Class
TA JPMorgan Tactical Allocation Initial Class	Transamerica JPMorgan Tactical Allocation VP Initial Class
TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class
TA Morgan Stanley Global Allocation Initial Class	Transamerica Morgan Stanley Global Allocation VP Initial Class
TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class
TA Small/Mid Cap Value Initial Class	Transamerica Small/Mid Cap Value VP Initial Class
TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class
TA WMC US Growth Initial Class	Transamerica WMC US Growth VP Initial Class

24

Transamerica Life Insurance Company
WRL Series Life Account G
Notes to Financial Statements
December 31, 2025

1. Organization (continued)

The following subaccount name changes were made effective during the fiscal year ended December 31, 2025:

Subaccount	Formerly
TA JPMorgan Diversified Equity Allocation Initial Class	TA JPMorgan Asset Allocation - Growth Initial Class

25

Transamerica Life Insurance Company
WRL Series Life Account G
Notes to Financial Statements
December 31, 2025

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable life separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2025.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.
Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)  Quoted prices for similar assets or liabilities in active markets
b)  Quoted prices for identical or similar assets or liabilities in non-active markets
c)  Inputs other than quoted market prices that are observable
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2025.

26

Transamerica Life Insurance Company
WRL Series Life Account G
Notes to Financial Statements
December 31, 2025

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2025 were as follows:

Subaccount	Purchases	Sales
AB Balanced Hedged Allocation Class B Shares	$2,391	$426
Fidelity® VIP Index 500 Service Class 2	85,859	76,993
Franklin Allocation Class 4 Shares	1,895	423
ProFund Access VP High Yield	1,629	159,984
ProFund VP Asia 30	40,588	42,536
ProFund VP Bull	1,189	351
ProFund VP Communication Services	-	-
ProFund VP Consumer Discretionary	-	-
ProFund VP Emerging Markets	72,268	65,724
ProFund VP Energy	16,754	21,370
ProFund VP Europe 30	38,679	34,603
ProFund VP Falling U.S. Dollar	32,363	31,618
ProFund VP Financials	1,016	5
ProFund VP Government Money Market	3,378,150	3,315,179
ProFund VP International	38,068	38,411
ProFund VP Japan	77,298	76,635
ProFund VP Materials	12,236	25,290
ProFund VP Mid-Cap	8,288	10,490
ProFund VP NASDAQ-100	2,343,190	2,274,951
ProFund VP Pharmaceuticals	3,573	282
ProFund VP Precious Metals	2,343	2,728
ProFund VP Short Emerging Markets	2,377	2,224
ProFund VP Short International	-	-
ProFund VP Short NASDAQ-100	13,071	11,439
ProFund VP Short Small-Cap	-	-
ProFund VP Small-Cap	32,746	11,514
ProFund VP Small-Cap Value	32,969	11,652
ProFund VP U.S. Government Plus	26,492	25,532
ProFund VP UltraNASDAQ-100	4,626,600	3,065,283
ProFund VP UltraSmall-Cap	-	-
ProFund VP Utilities	62,169	46,243
TA Aegon Bond Initial Class	132,317	103,544
TA Aegon Core Bond Initial Class	-	-
TA Aegon High Yield Bond Initial Class	5,252	701
TA Aegon Sustainable Equity Income Initial Class	40,239	26,046
TA Aegon U.S. Government Securities Initial Class	$1,202	$1,235

27

Transamerica Life Insurance Company
WRL Series Life Account G
Notes to Financial Statements
December 31, 2025

3. Investments (continued)

Subaccount	Purchases	Sales
TA BlackRock Government Money Market Initial Class	182,420	183,173
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	112	323
TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	-	-
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	12,279	41,969
TA BlackRock iShares Edge 40 Initial Class	1,217	1,295
TA BlackRock iShares Tactical - Balanced Initial Class	-	-
TA BlackRock iShares Tactical - Conservative Initial Class	-	-
TA BlackRock iShares Tactical - Growth Initial Class	-	-
TA BlackRock Real Estate Securities Initial Class	490	331
TA BlackRock Tactical Allocation Initial Class	2,126	408
TA Goldman Sachs Managed Risk - Balanced ETF Initial Class	-	-
TA Goldman Sachs Managed Risk - Growth ETF Initial Class	3,543	288
TA International Focus Initial Class	-	-
TA Janus Balanced Initial Class	-	-
TA Janus Mid-Cap Growth Initial Class	101,773	128,551
TA JPMorgan Asset Allocation - Conservative Initial Class	151	308
TA JPMorgan Asset Allocation - Moderate Initial Class	-	-
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	1,414	719
TA JPMorgan Diversified Equity Allocation Initial Class	45,177	39,458
TA JPMorgan Enhanced Index Initial Class	45,845	18,031
TA JPMorgan International Moderate Growth Initial Class	-	-
TA JPMorgan Tactical Allocation Initial Class	32,441	16,879
TA Morgan Stanley Capital Growth Initial Class	27,711	16,972
TA Morgan Stanley Global Allocation Initial Class	-	-
TA Multi-Managed Balanced Initial Class	82,902	36,759
TA Small/Mid Cap Value Initial Class	28,745	19,322
TA T. Rowe Price Small Cap Initial Class	163,486	145,207
TA WMC US Growth Initial Class	99,251	92,352

28

Transamerica Life Insurance Company
WRL Series Life Account G
Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2025			Year Ended December 31, 2024
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
AB Balanced Hedged Allocation Class B Shares	-	(8)	(8)	-	(8)	(8)
Fidelity® VIP Index 500 Service Class 2	1,337	(1,295)	42	1,074	(504)	570
Franklin Allocation Class 4 Shares	-	(8)	(8)	-	(7)	(7)
ProFund Access VP High Yield	-	(7,531)	(7,531)	-	(31)	(31)
ProFund VP Asia 30	3,476	(3,485)	(9)	2,920	(2,921)	(1)
ProFund VP Bull	15	(8)	7	287	(8)	279
ProFund VP Communication Services	-	-	-	-	-	-
ProFund VP Consumer Discretionary	-	-	-	-	-	-
ProFund VP Emerging Markets	6,829	(5,765)	1,064	3,611	(5,689)	(2,078)
ProFund VP Energy	1,366	(1,779)	(413)	1,570	(785)	785
ProFund VP Europe 30	2,716	(2,343)	373	-	-	-
ProFund VP Falling U.S. Dollar	5,708	(5,708)	-	-	-	-
ProFund VP Financials	40	-	40	2	(5)	(3)
ProFund VP Government Money Market	323,746	(318,285)	5,461	197,112	(178,816)	18,296
ProFund VP International	3,092	(3,103)	(11)	1,575	(1,576)	(1)
ProFund VP Japan	3,370	(3,154)	216	837	(837)	-
ProFund VP Materials	630	(1,380)	(750)	1,175	(1,110)	65
ProFund VP Mid-Cap	260	(356)	(96)	1,344	(1,802)	(458)
ProFund VP NASDAQ-100	27,228	(26,422)	806	20,144	(19,983)	161
ProFund VP Pharmaceuticals	111	(7)	104	1	(11)	(10)
ProFund VP Precious Metals	242	(259)	(17)	-	(18)	(18)
ProFund VP Short Emerging Markets	1,226	(1,226)	-	-	-	-
ProFund VP Short International	-	-	-	-	-	-
ProFund VP Short NASDAQ-100	35,230	(35,230)	-	-	(9,279)	(9,279)
ProFund VP Short Small-Cap	-	-	-	-	(5,333)	(5,333)
ProFund VP Small-Cap	1,133	(415)	718	936	(1,368)	(432)
ProFund VP Small-Cap Value	1,101	(391)	710	850	(1,410)	(560)

29

Transamerica Life Insurance Company
WRL Series Life Account G
Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2025			Year Ended December 31, 2024
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
ProFund VP U.S. Government Plus	2,337	(2,337)	-	998	(2,173)	(1,175)
ProFund VP UltraNASDAQ-100	13,386	(11,486)	1,900	7,325	(7,464)	(139)
ProFund VP UltraSmall-Cap	-	-	-	-	(199)	(199)
ProFund VP Utilities	2,306	(1,705)	601	1,075	(527)	548
TA Aegon Bond Initial Class	8,402	(6,921)	1,481	9,523	(7,214)	2,309
TA Aegon Core Bond Initial Class	-	-	-	-	-	-
TA Aegon High Yield Bond Initial Class	78	(19)	59	-	(19)	(19)
TA Aegon Sustainable Equity Income Initial Class	1,551	(1,062)	489	1,131	(1,092)	39
TA Aegon U.S. Government Securities Initial Class	-	(31)	(31)	272	(20,708)	(20,436)
TA BlackRock Government Money Market Initial Class	16,344	(16,517)	(173)	996	(1,326)	(330)
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	-	(19)	(19)	-	(19)	(19)
TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	-	-	-	-	-	-
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	656	(2,356)	(1,700)	1,229	(661)	568
TA BlackRock iShares Edge 40 Initial Class	-	(65)	(65)	-	(61)	(61)
TA BlackRock iShares Tactical - Balanced Initial Class	-	-	-	-	(355)	(355)
TA BlackRock iShares Tactical - Conservative Initial Class	-	-	-	-	-	-
TA BlackRock iShares Tactical - Growth Initial Class	-	-	-	-	-	-
TA BlackRock Real Estate Securities Initial Class	-	(14)	(14)	3	(21)	(18)
TA BlackRock Tactical Allocation Initial Class	-	(11)	(11)	-	(11)	(11)
TA Goldman Sachs Managed Risk - Balanced ETF Initial Class	-	-	-	-	-	-
TA Goldman Sachs Managed Risk - Growth ETF Initial Class	-	(3)	(3)	-	(3)	(3)
TA International Focus Initial Class	-	-	-	-	-	-
TA Janus Balanced Initial Class	-	-	-	2	(5)	(3)
TA Janus Mid-Cap Growth Initial Class	2,140	(3,168)	(1,028)	3,033	(13,165)	(10,132)
TA JPMorgan Asset Allocation - Conservative Initial Class	-	(16)	(16)	-	(15)	(15)
TA JPMorgan Asset Allocation - Moderate Initial Class	-	-	-	-	-	-
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	-	(19)	(19)	-	(143)	(143)

30

Transamerica Life Insurance Company
WRL Series Life Account G
Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2025			Year Ended December 31, 2024
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA JPMorgan Diversified Equity Allocation Initial Class	1,101	(1,177)	(76)	-	(317)	(317)
TA JPMorgan Enhanced Index Initial Class	341	(288)	53	376	(309)	67
TA JPMorgan International Moderate Growth Initial Class	-	-	-	-	-	-
TA JPMorgan Tactical Allocation Initial Class	1,929	(1,044)	885	1,524	(1,524)	-
TA Morgan Stanley Capital Growth Initial Class	391	(208)	183	762	(397)	365
TA Morgan Stanley Global Allocation Initial Class	-	-	-	-	-	-
TA Multi-Managed Balanced Initial Class	126	(719)	(593)	236	(56,480)	(56,244)
TA Small/Mid Cap Value Initial Class	380	(490)	(110)	1,373	(10,631)	(9,258)
TA T. Rowe Price Small Cap Initial Class	2,790	(2,635)	155	2,235	(1,738)	497
TA WMC US Growth Initial Class	1,072	(1,605)	(533)	1,129	(1,028)	101

31

Transamerica Life Insurance Company
WRL Series Life Account G
Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2025			Year Ended December 31, 2024
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
AB Balanced Hedged Allocation Class B Shares	$-	$(260)	$(260)	$-	$(232)	$(232)
Fidelity® VIP Index 500 Service Class 2	71,575	(72,135)	(560)	49,025	(23,728)	25,297
Franklin Allocation Class 4 Shares	-	(257)	(257)	-	(233)	(233)
ProFund Access VP High Yield	-	(159,780)	(159,780)	-	(647)	(647)
ProFund VP Asia 30	39,639	(42,455)	(2,816)	27,344	(26,036)	1,308
ProFund VP Bull	560	(293)	267	9,094	(297)	8,797
ProFund VP Communication Services	-	-	-	-	-	-
ProFund VP Consumer Discretionary	-	-	-	-	-	-
ProFund VP Emerging Markets	71,972	(65,617)	6,355	31,436	(48,393)	(16,957)
ProFund VP Energy	16,727	(21,359)	(4,632)	19,354	(9,691)	9,663
ProFund VP Europe 30	38,679	(34,551)	4,128	-	-	-
ProFund VP Falling U.S. Dollar	31,939	(31,604)	335	-	-	-
ProFund VP Financials	1,015	(4)	1,011	40	(107)	(67)
ProFund VP Government Money Market	3,373,155	(3,314,447)	58,708	2,013,572	(1,826,275)	187,297
ProFund VP International	38,064	(38,396)	(332)	16,730	(16,288)	442
ProFund VP Japan	77,302	(76,573)	729	18,397	(17,544)	853
ProFund VP Materials	12,226	(25,283)	(13,057)	21,262	(21,628)	(366)
ProFund VP Mid-Cap	8,066	(10,457)	(2,391)	38,201	(51,846)	(13,645)
ProFund VP NASDAQ-100	2,326,472	(2,274,030)	52,442	1,584,745	(1,570,958)	13,787
ProFund VP Pharmaceuticals	3,539	(206)	3,333	40	(297)	(257)
ProFund VP Precious Metals	2,246	(2,714)	(468)	-	(109)	(109)
ProFund VP Short Emerging Markets	2,377	(2,223)	154	-	-	-
ProFund VP Short International	-	-	-	-	-	-
ProFund VP Short NASDAQ-100	13,071	(11,432)	1,639	-	(3,749)	(3,749)
ProFund VP Short Small-Cap	-	-	-	-	(4,606)	(4,606)
ProFund VP Small-Cap	32,746	(11,487)	21,259	24,979	(33,985)	(9,006)
ProFund VP Small-Cap Value	32,972	(11,628)	21,344	24,444	(38,312)	(13,868)

32

Transamerica Life Insurance Company
WRL Series Life Account G
Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2025			Year Ended December 31, 2024
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
ProFund VP U.S. Government Plus	26,431	(25,506)	925	12,137	(25,008)	(12,871)
ProFund VP UltraNASDAQ-100	$3,443,993	$(3,027,101)	$416,892	$1,621,686	$(1,691,131)	$(69,445)
ProFund VP UltraSmall-Cap	-	-	-	-	(4,621)	(4,621)
ProFund VP Utilities	62,008	(46,133)	15,875	23,005	(12,178)	10,827
TA Aegon Bond Initial Class	128,532	(103,227)	25,305	138,535	(105,568)	32,967
TA Aegon Core Bond Initial Class	-	-	-	-	-	-
TA Aegon High Yield Bond Initial Class	2,001	(471)	1,530	-	(445)	(445)
TA Aegon Sustainable Equity Income Initial Class	39,140	(25,845)	13,295	24,421	(24,296)	125
TA Aegon U.S. Government Securities Initial Class	-	(274)	(274)	3,621	(181,395)	(177,774)
TA BlackRock Government Money Market Initial Class	180,000	(182,932)	(2,932)	10,590	(14,196)	(3,606)
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	-	(303)	(303)	-	(282)	(282)
TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	-	-	-	-	-	-
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	11,000	(41,711)	(30,711)	19,213	(10,854)	8,359
TA BlackRock iShares Edge 40 Initial Class	-	(723)	(723)	-	(643)	(643)
TA BlackRock iShares Tactical - Balanced Initial Class	-	-	-	-	(5,739)	(5,739)
TA BlackRock iShares Tactical - Conservative Initial Class	-	-	-	-	-	-
TA BlackRock iShares Tactical - Growth Initial Class	-	-	-	-	-	-
TA BlackRock Real Estate Securities Initial Class	-	(198)	(198)	40	(295)	(255)
TA BlackRock Tactical Allocation Initial Class	-	(238)	(238)	-	(224)	(224)
TA Goldman Sachs Managed Risk - Balanced ETF Initial Class	-	-	-	-	-	-
TA Goldman Sachs Managed Risk - Growth ETF Initial Class	-	(74)	(74)	-	(82)	(82)
TA International Focus Initial Class	-	-	-	-	-	-
TA Janus Balanced Initial Class	-	-	-	40	(106)	(66)
TA Janus Mid-Cap Growth Initial Class	85,955	(126,925)	(40,970)	115,417	(362,104)	(246,687)
TA JPMorgan Asset Allocation - Conservative Initial Class	-	(289)	(289)	-	(271)	(271)

33

Transamerica Life Insurance Company
WRL Series Life Account G
Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2025			Year Ended December 31, 2024
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
TA JPMorgan Asset Allocation - Moderate Initial Class	-	-	-	-	-	-
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	$-	$(462)	$(462)	$-	$(2,999)	$(2,999)
TA JPMorgan Diversified Equity Allocation Initial Class	33,775	(38,208)	(4,433)	-	(7,753)	(7,753)
TA JPMorgan Enhanced Index Initial Class	19,465	(17,011)	2,454	17,692	(14,613)	3,079
TA JPMorgan International Moderate Growth Initial Class	-	-	-	-	-	-
TA JPMorgan Tactical Allocation Initial Class	32,442	(16,858)	15,584	23,222	(23,675)	(453)
TA Morgan Stanley Capital Growth Initial Class	28,310	(14,226)	14,084	35,186	(18,916)	16,270
TA Morgan Stanley Global Allocation Initial Class	-	-	-	-	-	-
TA Multi-Managed Balanced Initial Class	4,668	(20,029)	(15,361)	8,244	(1,262,336)	(1,254,092)
TA Small/Mid Cap Value Initial Class	14,060	(18,309)	(4,249)	49,917	(317,970)	(268,053)
TA T. Rowe Price Small Cap Initial Class	155,196	(144,884)	10,312	109,301	(87,934)	21,367
TA WMC US Growth Initial Class	63,079	(90,798)	(27,719)	55,144	(49,834)	5,310

34

Transamerica Life Insurance Company
WRL Series Life Account G
Notes to Financial Statements
December 31, 2025

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance. These charges are discussed in more detail in the individual's policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

AB Balanced Hedged Allocation Class B Shares
12/31/2025	1,059	$33.86	to	$33.86	$ 35,851	1.90%	0.50%	to	0.50%	16.78%	to	16.78%
12/31/2024	1,067	29.00	to	29.00	30,941	1.78	0.50	to	0.50	8.03	to	8.03
12/31/2023	1,075	26.84	to	26.84	28,861	0.91	0.50	to	0.50	12.10	to	12.10
12/31/2022	1,084	23.94	to	23.94	25,954	3.01	0.50	to	0.50	(19.57)	to	(19.57)
12/31/2021	1,184	29.77	to	29.77	35,247	0.26	0.50	to	0.50	12.80	to	12.80
Fidelity® VIP Index 500 Service Class 2
12/31/2025	18,270	59.06	to	59.06	1,079,068	0.93	0.50	to	0.50	16.90	to	16.90
12/31/2024	18,228	50.53	to	50.53	920,967	1.08	0.50	to	0.50	23.96	to	23.96
12/31/2023	17,658	40.76	to	40.76	719,705	1.28	0.50	to	0.50	25.26	to	25.26
12/31/2022	17,239	32.54	to	32.54	560,954	1.23	0.50	to	0.50	(18.82)	to	(18.82)
12/31/2021	17,454	40.09	to	40.09	699,663	1.20	0.50	to	0.50	27.62	to	27.62
Franklin Allocation Class 4 Shares
12/31/2025	995	35.39	to	35.39	35,217	1.76	0.50	to	0.50	11.97	to	11.97
12/31/2024	1,003	31.61	to	31.61	31,697	1.86	0.50	to	0.50	8.34	to	8.34
12/31/2023	1,010	29.17	to	29.17	29,476	1.30	0.50	to	0.50	14.05	to	14.05
12/31/2022	1,018	25.58	to	25.58	26,050	1.50	0.50	to	0.50	(16.61)	to	(16.61)
12/31/2021	1,026	30.67	to	30.67	31,467	1.57	0.50	to	0.50	10.98	to	10.98
ProFund Access VP High Yield
12/31/2025	-	22.48	to	22.48	-	4.06	0.50	to	0.50	5.71	to	5.71
12/31/2024	7,531	21.27	to	21.27	160,163	5.29	0.50	to	0.50	5.78	to	5.78
12/31/2023	7,562	20.10	to	20.10	152,037	6.94	0.50	to	0.50	9.88	to	9.88
12/31/2022	-	18.30	to	18.30	-	3.30	0.50	to	0.50	(8.42)	to	(8.42)
12/31/2021	-	19.98	to	19.98	-	2.44	0.50	to	0.50	(0.23)	to	(0.23)
ProFund VP Asia 30
12/31/2025	8	12.17	to	12.17	92	5.18	0.50	to	0.50	23.51	to	23.51
12/31/2024	17	9.85	to	9.85	166	7.06	0.50	to	0.50	11.00	to	11.00
12/31/2023	18	8.87	to	8.87	159	-	0.50	to	0.50	3.80	to	3.80
12/31/2022	1,811	8.55	to	8.55	15,482	0.03	0.50	to	0.50	(24.80)	to	(24.80)
12/31/2021	71	11.37	to	11.37	806	-	0.50	to	0.50	(18.93)	to	(18.93)
ProFund VP Bull
12/31/2025	286	44.41	to	44.41	12,700	0.39	0.50	to	0.50	14.99	to	14.99
12/31/2024	279	38.62	to	38.62	10,757	0.73	0.50	to	0.50	21.88	to	21.88
12/31/2023	-	31.68	to	31.68	-	-	0.50	to	0.50	23.13	to	23.13
12/31/2022	-	25.73	to	25.73	-	-	0.50	to	0.50	(20.13)	to	(20.13)
12/31/2021	-	32.22	to	32.22	-	-	0.50	to	0.50	25.71	to	25.71
ProFund VP Communication Services
12/31/2025	-	26.06	to	26.06	-	-	0.50	to	0.50	20.31	to	20.31
12/31/2024	-	21.66	to	21.66	-	-	0.50	to	0.50	31.98	to	31.98
12/31/2023	-	16.41	to	16.41	-	-	0.50	to	0.50	31.16	to	31.16
12/31/2022	-	12.51	to	12.51	-	-	0.50	to	0.50	(21.61)	to	(21.61)
12/31/2021	-	15.96	to	15.96	-	-	0.50	to	0.50	17.82	to	17.82
ProFund VP Consumer Discretionary
12/31/2025	-	55.55	to	55.55	-	-	0.50	to	0.50	4.99	to	4.99
12/31/2024	-	52.91	to	52.91	-	-	0.50	to	0.50	23.81	to	23.81
12/31/2023	-	42.73	to	42.73	-	-	0.50	to	0.50	31.40	to	31.40
12/31/2022	-	32.52	to	32.52	-	-	0.50	to	0.50	(31.87)	to	(31.87)
12/31/2021	4	47.74	to	47.74	200	-	0.50	to	0.50	9.68	to	9.68

35

Transamerica Life Insurance Company
WRL Series Life Account G
Notes to Financial Statements
December 31, 2025

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

ProFund VP Emerging Markets
12/31/2025	1,088	$12.07	to	$12.07	$ 13,138	1.24%	0.50%	to	0.50%	35.45%	to	35.45%
12/31/2024	24	8.91	to	8.91	210	4.62	0.50	to	0.50	7.31	to	7.31
12/31/2023	2,102	8.30	to	8.30	17,455	0.69	0.50	to	0.50	14.74	to	14.74
12/31/2022	3,927	7.24	to	7.24	28,423	0.03	0.50	to	0.50	(16.61)	to	(16.61)
12/31/2021	50	8.68	to	8.68	430	-	0.50	to	0.50	(18.42)	to	(18.42)
ProFund VP Energy
12/31/2025	392	12.27	to	12.27	4,813	0.17	0.50	to	0.50	5.33	to	5.33
12/31/2024	805	11.65	to	11.65	9,379	2.24	0.50	to	0.50	3.25	to	3.25
12/31/2023	20	11.28	to	11.28	222	1.16	0.50	to	0.50	(2.98)	to	(2.98)
12/31/2022	194	11.63	to	11.63	2,259	1.04	0.50	to	0.50	58.64	to	58.64
12/31/2021	371	7.33	to	7.33	2,720	2.30	0.50	to	0.50	51.17	to	51.17
ProFund VP Europe 30
12/31/2025	373	16.46	to	16.46	6,138	-	0.50	to	0.50	28.95	to	28.95
12/31/2024	-	12.76	to	12.76	-	-	0.50	to	0.50	3.83	to	3.83
12/31/2023	-	12.29	to	12.29	-	-	0.50	to	0.50	16.89	to	16.89
12/31/2022	-	10.52	to	10.52	-	1.69	0.50	to	0.50	(8.22)	to	(8.22)
12/31/2021	-	11.46	to	11.46	-	-	0.50	to	0.50	23.91	to	23.91
ProFund VP Falling U.S. Dollar
12/31/2025	-	5.54	to	5.54	-	15.26	0.50	to	0.50	10.26	to	10.26
12/31/2024	-	5.03	to	5.03	-	-	0.50	to	0.50	(5.60)	to	(5.60)
12/31/2023	-	5.32	to	5.32	-	-	0.50	to	0.50	2.73	to	2.73
12/31/2022	-	5.18	to	5.18	-	-	0.50	to	0.50	(9.21)	to	(9.21)
12/31/2021	-	5.71	to	5.71	-	-	0.50	to	0.50	(8.49)	to	(8.49)
ProFund VP Financials
12/31/2025	40	26.97	to	26.97	1,074	-	0.50	to	0.50	12.34	to	12.34
12/31/2024	-	24.01	to	24.01	-	-	0.50	to	0.50	27.80	to	27.80
12/31/2023	3	18.78	to	18.78	65	0.44	0.50	to	0.50	13.32	to	13.32
12/31/2022	124	16.58	to	16.58	2,060	0.05	0.50	to	0.50	(15.56)	to	(15.56)
12/31/2021	-	19.63	to	19.63	-	-	0.50	to	0.50	29.46	to	29.46
ProFund VP Government Money Market
12/31/2025	24,141	10.56	to	10.56	254,956	3.19	0.50	to	0.50	2.76	to	2.76
12/31/2024	18,680	10.28	to	10.28	191,987	4.00	0.50	to	0.50	3.78	to	3.78
12/31/2023	384	9.90	to	9.90	3,801	3.83	0.50	to	0.50	3.63	to	3.63
12/31/2022	1,538	9.56	to	9.56	14,694	0.16	0.50	to	0.50	0.54	to	0.54
12/31/2021	479,592	9.51	to	9.51	4,558,602	0.01	0.50	to	0.50	(0.49)	to	(0.49)
ProFund VP International
12/31/2025	-	12.95	to	12.95	-	0.11	0.50	to	0.50	27.34	to	27.34
12/31/2024	11	10.17	to	10.17	110	0.27	0.50	to	0.50	0.37	to	0.37
12/31/2023	12	10.14	to	10.14	123	-	0.50	to	0.50	14.98	to	14.98
12/31/2022	3,098	8.82	to	8.82	27,310	-	0.50	to	0.50	(16.86)	to	(16.86)
12/31/2021	28	10.60	to	10.60	300	-	0.50	to	0.50	8.28	to	8.28
ProFund VP Japan
12/31/2025	216	28.49	to	28.49	6,166	0.00	0.50	to	0.50	30.04	to	30.04
12/31/2024	-	21.91	to	21.91	-	0.01	0.50	to	0.50	21.61	to	21.61
12/31/2023	-	18.02	to	18.02	-	-	0.50	to	0.50	33.84	to	33.84
12/31/2022	1,993	13.46	to	13.46	26,820	-	0.50	to	0.50	(10.37)	to	(10.37)
12/31/2021	-	15.02	to	15.02	-	-	0.50	to	0.50	3.38	to	3.38

36

Transamerica Life Insurance Company
WRL Series Life Account G
Notes to Financial Statements
December 31, 2025

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

ProFund VP Materials
12/31/2025	-	$19.26	to	$19.26	$ -	0.01%	0.50%	to	0.50%	7.51%	to	7.51%
12/31/2024	750	17.92	to	17.92	13,445	0.31	0.50	to	0.50	(2.04)	to	(2.04)
12/31/2023	685	18.29	to	18.29	12,537	0.61	0.50	to	0.50	11.82	to	11.82
12/31/2022	4	16.36	to	16.36	66	0.35	0.50	to	0.50	(9.59)	to	(9.59)
12/31/2021	411	18.09	to	18.09	7,443	0.14	0.50	to	0.50	25.00	to	25.00
ProFund VP Mid-Cap
12/31/2025	149	30.92	to	30.92	4,618	3.42	0.50	to	0.50	4.26	to	4.26
12/31/2024	245	29.66	to	29.66	7,266	1.42	0.50	to	0.50	10.58	to	10.58
12/31/2023	703	26.82	to	26.82	18,851	-	0.50	to	0.50	13.26	to	13.26
12/31/2022	826	23.68	to	23.68	19,555	-	0.50	to	0.50	(15.34)	to	(15.34)
12/31/2021	4,853	27.97	to	27.97	135,757	-	0.50	to	0.50	21.60	to	21.60
ProFund VP NASDAQ-100
12/31/2025	2,698	97.95	to	97.95	264,307	0.35	0.50	to	0.50	18.03	to	18.03
12/31/2024	1,892	82.99	to	82.99	157,021	0.39	0.50	to	0.50	22.81	to	22.81
12/31/2023	1,731	67.57	to	67.57	116,963	-	0.50	to	0.50	51.42	to	51.42
12/31/2022	827	44.63	to	44.63	36,913	-	0.50	to	0.50	(34.24)	to	(34.24)
12/31/2021	4,672	67.86	to	67.86	317,062	-	0.50	to	0.50	24.18	to	24.18
ProFund VP Pharmaceuticals
12/31/2025	640	34.41	to	34.41	22,012	0.22	0.50	to	0.50	28.70	to	28.70
12/31/2024	536	26.74	to	26.74	14,337	-	0.50	to	0.50	2.89	to	2.89
12/31/2023	546	25.99	to	25.99	14,181	0.53	0.50	to	0.50	(5.96)	to	(5.96)
12/31/2022	674	27.63	to	27.63	18,625	0.08	0.50	to	0.50	(6.60)	to	(6.60)
12/31/2021	557	29.59	to	29.59	16,469	0.19	0.50	to	0.50	10.65	to	10.65
ProFund VP Precious Metals
12/31/2025	231	14.64	to	14.64	3,380	3.77	0.50	to	0.50	149.07	to	149.07
12/31/2024	248	5.88	to	5.88	1,458	3.29	0.50	to	0.50	6.05	to	6.05
12/31/2023	266	5.54	to	5.54	1,473	-	0.50	to	0.50	0.97	to	0.97
12/31/2022	514	5.49	to	5.49	2,819	-	0.50	to	0.50	(11.46)	to	(11.46)
12/31/2021	300	6.20	to	6.20	1,858	-	0.50	to	0.50	(9.39)	to	(9.39)
ProFund VP Short Emerging Markets
12/31/2025	-	1.45	to	1.45	-	-	0.50	to	0.50	(26.52)	to	(26.52)
12/31/2024	-	1.97	to	1.97	-	-	0.50	to	0.50	(5.13)	to	(5.13)
12/31/2023	-	2.08	to	2.08	-	-	0.50	to	0.50	(12.22)	to	(12.22)
12/31/2022	3,331	2.37	to	2.37	7,888	-	0.50	to	0.50	6.16	to	6.16
12/31/2021	5,369	2.23	to	2.23	11,976	-	0.50	to	0.50	9.41	to	9.41
ProFund VP Short International
12/31/2025	-	1.98	to	1.98	-	-	0.50	to	0.50	(21.21)	to	(21.21)
12/31/2024	-	2.51	to	2.51	-	-	0.50	to	0.50	2.98	to	2.98
12/31/2023	-	2.44	to	2.44	-	-	0.50	to	0.50	(10.74)	to	(10.74)
12/31/2022	-	2.73	to	2.73	-	-	0.50	to	0.50	11.89	to	11.89
12/31/2021	-	2.44	to	2.44	-	-	0.50	to	0.50	(13.83)	to	(13.83)
ProFund VP Short NASDAQ-100
12/31/2025	-	0.28	to	0.28	-	-	0.50	to	0.50	(16.22)	to	(16.22)
12/31/2024	-	0.34	to	0.34	-	-	0.50	to	0.50	(16.63)	to	(16.63)
12/31/2023	9,279	0.41	to	0.41	3,774	-	0.50	to	0.50	(32.74)	to	(32.74)
12/31/2022	265,419	0.60	to	0.60	160,507	-	0.50	to	0.50	34.39	to	34.39
12/31/2021	-	0.45	to	0.45	-	-	0.50	to	0.50	(25.50)	to	(25.50)

37

Transamerica Life Insurance Company
WRL Series Life Account G
Notes to Financial Statements
December 31, 2025

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

ProFund VP Short Small-Cap
12/31/2025	-	$0.69	to	$0.69	$ -	-%	0.50%	to	0.50%	(10.53)%	to	(10.53)%
12/31/2024	-	0.77	to	0.77	-	-	0.50	to	0.50	(6.98)	to	(6.98)
12/31/2023	5,333	0.83	to	0.83	4,433	0.33	0.50	to	0.50	(11.32)	to	(11.32)
12/31/2022	36,831	0.94	to	0.94	34,522	-	0.50	to	0.50	17.22	to	17.22
12/31/2021	-	0.80	to	0.80	-	-	0.50	to	0.50	(19.45)	to	(19.45)
ProFund VP Small-Cap
12/31/2025	1,016	28.90	to	28.90	29,356	-	0.50	to	0.50	10.31	to	10.31
12/31/2024	298	26.19	to	26.19	7,818	-	0.50	to	0.50	8.91	to	8.91
12/31/2023	730	24.05	to	24.05	17,552	-	0.50	to	0.50	14.34	to	14.34
12/31/2022	-	21.03	to	21.03	-	-	0.50	to	0.50	(22.24)	to	(22.24)
12/31/2021	-	27.05	to	27.05	-	-	0.50	to	0.50	12.32	to	12.32
ProFund VP Small-Cap Value
12/31/2025	982	30.17	to	30.17	29,620	-	0.50	to	0.50	4.47	to	4.47
12/31/2024	272	28.88	to	28.88	7,850	-	0.50	to	0.50	5.34	to	5.34
12/31/2023	832	27.42	to	27.42	22,820	0.02	0.50	to	0.50	12.38	to	12.38
12/31/2022	219	24.40	to	24.40	5,353	-	0.50	to	0.50	(12.85)	to	(12.85)
12/31/2021	793	27.99	to	27.99	22,194	0.10	0.50	to	0.50	27.92	to	27.92
ProFund VP U.S. Government Plus
12/31/2025	-	10.78	to	10.78	-	2.91	0.50	to	0.50	0.67	to	0.67
12/31/2024	-	10.71	to	10.71	-	3.63	0.50	to	0.50	(13.26)	to	(13.26)
12/31/2023	1,175	12.35	to	12.35	14,515	3.95	0.50	to	0.50	(0.45)	to	(0.45)
12/31/2022	-	12.41	to	12.41	-	-	0.50	to	0.50	(41.99)	to	(41.99)
12/31/2021	-	21.39	to	21.39	-	-	0.50	to	0.50	(7.55)	to	(7.55)
ProFund VP UltraNASDAQ-100
12/31/2025	43,604	315.33	to	315.33	13,749,492	0.23	0.50	to	0.50	28.61	to	28.61
12/31/2024	41,704	245.18	to	245.18	10,224,924	0.30	0.50	to	0.50	40.71	to	40.71
12/31/2023	41,843	174.25	to	174.25	7,291,183	-	0.50	to	0.50	114.39	to	114.39
12/31/2022	40,237	81.28	to	81.28	3,270,315	-	0.50	to	0.50	(61.12)	to	(61.12)
12/31/2021	4,339	209.07	to	209.07	907,236	-	0.50	to	0.50	51.75	to	51.75
ProFund VP UltraSmall-Cap
12/31/2025	-	30.82	to	30.82	-	-	0.50	to	0.50	12.37	to	12.37
12/31/2024	-	27.43	to	27.43	-	-	0.50	to	0.50	10.14	to	10.14
12/31/2023	199	24.90	to	24.90	4,965	-	0.50	to	0.50	21.82	to	21.82
12/31/2022	161	20.44	to	20.44	3,293	-	0.50	to	0.50	(43.97)	to	(43.97)
12/31/2021	575	36.48	to	36.48	20,973	-	0.50	to	0.50	22.69	to	22.69
ProFund VP Utilities
12/31/2025	1,149	27.86	to	27.86	32,014	0.70	0.50	to	0.50	13.41	to	13.41
12/31/2024	548	24.57	to	24.57	13,472	2.03	0.50	to	0.50	20.67	to	20.67
12/31/2023	-	20.36	to	20.36	-	-	0.50	to	0.50	(9.05)	to	(9.05)
12/31/2022	56	22.38	to	22.38	1,263	1.18	0.50	to	0.50	(0.75)	to	(0.75)
12/31/2021	765	22.55	to	22.55	17,245	2.01	0.50	to	0.50	14.83	to	14.83
TA Aegon Bond Initial Class
12/31/2025	7,364	15.60	to	15.60	114,904	5.11	0.50	to	0.50	6.59	to	6.59
12/31/2024	5,883	14.64	to	14.64	86,121	6.39	0.50	to	0.50	1.63	to	1.63
12/31/2023	3,574	14.40	to	14.40	51,480	0.48	0.50	to	0.50	5.92	to	5.92
12/31/2022	4,858	13.60	to	13.60	66,062	2.82	0.50	to	0.50	(15.26)	to	(15.26)
12/31/2021	4,157	16.05	to	16.05	66,713	1.60	0.50	to	0.50	(1.37)	to	(1.37)

38

Transamerica Life Insurance Company
WRL Series Life Account G
Notes to Financial Statements
December 31, 2025

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

TA Aegon Core Bond Initial Class
12/31/2025	-	$16.26	to	$16.26	$ -	-%	0.50%	to	0.50%	6.46%	to	6.46%
12/31/2024	-	15.28	to	15.28	-	-	0.50	to	0.50	0.88	to	0.88
12/31/2023	-	15.14	to	15.14	-	-	0.50	to	0.50	5.51	to	5.51
12/31/2022	-	14.35	to	14.35	-	-	0.50	to	0.50	(13.20)	to	(13.20)
12/31/2021	-	16.53	to	16.53	-	3.20	0.50	to	0.50	(1.52)	to	(1.52)
TA Aegon High Yield Bond Initial Class
12/31/2025	1,930	26.00	to	26.00	50,177	6.96	0.50	to	0.50	7.92	to	7.92
12/31/2024	1,871	24.09	to	24.09	45,066	5.11	0.50	to	0.50	6.89	to	6.89
12/31/2023	1,890	22.53	to	22.53	42,592	4.57	0.50	to	0.50	10.56	to	10.56
12/31/2022	1,911	20.38	to	20.38	38,944	5.76	0.50	to	0.50	(11.56)	to	(11.56)
12/31/2021	13,761	23.05	to	23.05	317,177	4.18	0.50	to	0.50	5.82	to	5.82
TA Aegon Sustainable Equity Income Initial Class
12/31/2025	1,968	26.34	to	26.34	51,834	1.60	0.50	to	0.50	10.70	to	10.70
12/31/2024	1,479	23.79	to	23.79	35,196	2.00	0.50	to	0.50	16.34	to	16.34
12/31/2023	1,440	20.45	to	20.45	29,459	3.63	0.50	to	0.50	5.75	to	5.75
12/31/2022	2,525	19.34	to	19.34	48,834	1.77	0.50	to	0.50	(12.07)	to	(12.07)
12/31/2021	3,036	21.99	to	21.99	66,774	2.20	0.50	to	0.50	21.81	to	21.81
TA Aegon U.S. Government Securities Initial Class
12/31/2025	3,458	13.73	to	8.82	30,507	3.94	0.50	to	3.20	5.32	to	2.57
12/31/2024	3,489	13.04	to	8.60	30,010	0.97	0.50	to	3.20	(0.17)	to	(2.80)
12/31/2023	23,925	13.06	to	8.85	211,702	1.78	0.50	to	3.20	3.48	to	0.78
12/31/2022	23,925	12.62	to	8.78	210,060	1.07	0.50	to	3.20	(13.46)	to	(15.72)
12/31/2021	23,958	14.59	to	10.42	249,581	2.15	0.50	to	3.20	(2.88)	to	(5.42)
TA BlackRock Government Money Market Initial Class
12/31/2025	2,820	11.25	to	7.14	30,901	4.01	0.50	to	3.20	3.55	to	0.84
12/31/2024	2,993	10.86	to	7.08	31,749	4.93	0.50	to	3.20	4.51	to	1.77
12/31/2023	3,323	10.39	to	6.95	33,834	4.76	0.50	to	3.20	4.34	to	1.62
12/31/2022	3,458	9.96	to	6.84	33,802	2.74	0.50	to	3.20	0.90	to	(1.73)
12/31/2021	210	9.87	to	6.96	1,464	-	0.50	to	3.20	(0.49)	to	(3.10)
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class
12/31/2025	242	16.62	to	16.62	4,025	2.80	0.50	to	0.50	8.48	to	8.48
12/31/2024	261	15.32	to	15.32	4,001	2.48	0.50	to	0.50	6.18	to	6.18
12/31/2023	280	14.43	to	14.43	4,038	1.74	0.50	to	0.50	9.66	to	9.66
12/31/2022	298	13.16	to	13.16	3,927	1.61	0.50	to	0.50	(15.48)	to	(15.48)
12/31/2021	315	15.57	to	15.57	4,905	1.30	0.50	to	0.50	5.45	to	5.45
TA BlackRock iShares Active Asset Allocation - Moderate Initial Class
12/31/2025	-	17.59	to	17.59	-	-	0.50	to	0.50	9.15	to	9.15
12/31/2024	-	16.11	to	16.11	-	-	0.50	to	0.50	8.90	to	8.90
12/31/2023	-	14.80	to	14.80	-	-	0.50	to	0.50	12.99	to	12.99
12/31/2022	-	13.10	to	13.10	-	-	0.50	to	0.50	(17.28)	to	(17.28)
12/31/2021	-	15.83	to	15.83	-	1.30	0.50	to	0.50	7.98	to	7.98
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class
12/31/2025	1,644	18.07	to	18.07	29,701	2.35	0.50	to	0.50	10.32	to	10.32
12/31/2024	3,344	16.38	to	16.38	54,776	2.09	0.50	to	0.50	12.23	to	12.23
12/31/2023	2,776	14.60	to	14.60	40,520	1.76	0.50	to	0.50	17.36	to	17.36
12/31/2022	2,081	12.44	to	12.44	25,886	1.71	0.50	to	0.50	(18.56)	to	(18.56)
12/31/2021	1,601	15.27	to	15.27	24,448	0.80	0.50	to	0.50	7.40	to	7.40

39

Transamerica Life Insurance Company
WRL Series Life Account G
Notes to Financial Statements
December 31, 2025

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

TA BlackRock iShares Edge 40 Initial Class
12/31/2025	1,592	$16.90	to	$11.60	$ 18,471	3.11%	0.50%	to	3.20%	11.09%	to	8.18%
12/31/2024	1,657	15.21	to	10.72	17,771	2.72	0.50	to	3.20	6.17	to	3.38
12/31/2023	1,718	14.33	to	10.37	17,819	2.30	0.50	to	3.20	8.91	to	6.06
12/31/2022	1,754	13.16	to	9.78	17,153	1.91	0.50	to	3.20	(14.67)	to	(16.90)
12/31/2021	1,794	15.42	to	11.77	21,118	1.76	0.50	to	3.20	5.56	to	2.80
TA BlackRock iShares Tactical - Balanced Initial Class
12/31/2025	-	20.09	to	20.09	-	-	0.50	to	0.50	12.67	to	12.67
12/31/2024	-	17.83	to	17.83	-	-	0.50	to	0.50	8.35	to	8.35
12/31/2023	355	16.45	to	16.45	5,834	1.34	0.50	to	0.50	10.44	to	10.44
12/31/2022	306	14.90	to	14.90	4,552	0.89	0.50	to	0.50	(19.82)	to	(19.82)
12/31/2021	1,130	18.58	to	18.58	21,003	-	0.50	to	0.50	6.09	to	6.09
TA BlackRock iShares Tactical - Conservative Initial Class
12/31/2025	-	17.90	to	17.90	-	-	0.50	to	0.50	10.48	to	10.48
12/31/2024	-	16.21	to	16.21	-	-	0.50	to	0.50	5.89	to	5.89
12/31/2023	-	15.30	to	15.30	-	-	0.50	to	0.50	7.03	to	7.03
12/31/2022	-	14.30	to	14.30	-	-	0.50	to	0.50	(17.53)	to	(17.53)
12/31/2021	-	17.34	to	17.34	-	-	0.50	to	0.50	3.91	to	3.91
TA BlackRock iShares Tactical - Growth Initial Class
12/31/2025	-	22.71	to	22.71	-	-	0.50	to	0.50	15.24	to	15.24
12/31/2024	-	19.70	to	19.70	-	-	0.50	to	0.50	11.39	to	11.39
12/31/2023	-	17.69	to	17.69	-	-	0.50	to	0.50	13.69	to	13.69
12/31/2022	-	15.56	to	15.56	-	-	0.50	to	0.50	(18.20)	to	(18.20)
12/31/2021	-	19.02	to	19.02	-	-	0.50	to	0.50	8.97	to	8.97
TA BlackRock Real Estate Securities Initial Class
12/31/2025	1,760	15.71	to	15.71	27,654	1.83	0.50	to	0.50	8.97	to	8.97
12/31/2024	1,774	14.42	to	14.42	25,566	2.18	0.50	to	0.50	0.75	to	0.75
12/31/2023	1,792	14.31	to	14.31	25,635	6.07	0.50	to	0.50	12.76	to	12.76
12/31/2022	1,858	12.69	to	12.69	23,576	3.44	0.50	to	0.50	(28.55)	to	(28.55)
12/31/2021	1,972	17.76	to	17.76	35,021	2.49	0.50	to	0.50	25.60	to	25.60
TA BlackRock Tactical Allocation Initial Class
12/31/2025	1,533	23.54	to	23.54	36,101	6.24	0.50	to	0.50	11.38	to	11.38
12/31/2024	1,544	21.14	to	21.14	32,641	4.67	0.50	to	0.50	12.19	to	12.19
12/31/2023	1,555	18.84	to	18.84	29,304	6.54	0.50	to	0.50	14.74	to	14.74
12/31/2022	1,568	16.42	to	16.42	25,742	8.02	0.50	to	0.50	(16.47)	to	(16.47)
12/31/2021	1,579	19.66	to	19.66	31,046	5.16	0.50	to	0.50	7.37	to	7.37
TA Goldman Sachs Managed Risk - Balanced ETF Initial Class
12/31/2025	-	22.26	to	22.26	-	-	0.50	to	0.50	10.61	to	10.61
12/31/2024	-	20.12	to	20.12	-	-	0.50	to	0.50	8.84	to	8.84
12/31/2023	-	18.49	to	18.49	-	-	0.50	to	0.50	12.85	to	12.85
12/31/2022	-	16.38	to	16.38	-	-	0.50	to	0.50	(14.50)	to	(14.50)
12/31/2021	-	19.16	to	19.16	-	-	0.50	to	0.50	9.11	to	9.11
TA Goldman Sachs Managed Risk - Growth ETF Initial Class
12/31/2025	1,727	26.72	to	26.72	46,136	2.19	0.50	to	0.50	11.93	to	11.93
12/31/2024	1,730	23.87	to	23.87	41,288	2.06	0.50	to	0.50	12.95	to	12.95
12/31/2023	1,733	21.13	to	21.13	36,630	1.69	0.50	to	0.50	17.50	to	17.50
12/31/2022	1,738	17.98	to	17.98	31,252	1.70	0.50	to	0.50	(14.74)	to	(14.74)
12/31/2021	1,742	21.09	to	21.09	36,751	1.13	0.50	to	0.50	13.68	to	13.68

40

Transamerica Life Insurance Company
WRL Series Life Account G
Notes to Financial Statements
December 31, 2025

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

TA International Focus Initial Class
12/31/2025	-	$18.32	to	$18.32	$ -	-%	0.50%	to	0.50%	5.94%	to	5.94%
12/31/2024	-	17.29	to	17.29	-	-	0.50	to	0.50	(1.55)	to	(1.55)
12/31/2023	-	17.56	to	17.56	-	-	0.50	to	0.50	11.98	to	11.98
12/31/2022	-	15.69	to	15.69	-	-	0.50	to	0.50	(20.44)	to	(20.44)
12/31/2021	2,027	19.72	to	19.72	39,971	1.83	0.50	to	0.50	10.27	to	10.27
TA Janus Balanced Initial Class
12/31/2025	-	32.07	to	32.07	-	-	0.50	to	0.50	13.15	to	13.15
12/31/2024	-	28.35	to	28.35	-	-	0.50	to	0.50	14.58	to	14.58
12/31/2023	3	24.74	to	24.74	63	1.91	0.50	to	0.50	14.66	to	14.66
12/31/2022	37	21.58	to	21.58	798	0.64	0.50	to	0.50	(16.92)	to	(16.92)
12/31/2021	-	25.97	to	25.97	-	1.54	0.50	to	0.50	15.14	to	15.14
TA Janus Mid-Cap Growth Initial Class
12/31/2025	3,978	42.09	to	26.67	147,382	0.01	0.50	to	3.20	7.57	to	4.76
12/31/2024	5,006	39.13	to	25.46	177,211	0.06	0.50	to	3.20	13.81	to	10.82
12/31/2023	15,138	34.38	to	22.98	393,224	-	0.50	to	3.20	16.46	to	13.43
12/31/2022	13,547	29.52	to	20.26	296,206	-	0.50	to	3.20	(17.13)	to	(19.30)
12/31/2021	14,404	35.62	to	25.10	394,448	0.29	0.50	to	3.20	16.72	to	13.66
TA JPMorgan Asset Allocation - Conservative Initial Class
12/31/2025	201	19.18	to	19.18	3,852	3.96	0.50	to	0.50	10.08	to	10.08
12/31/2024	217	17.43	to	17.43	3,775	2.02	0.50	to	0.50	5.19	to	5.19
12/31/2023	232	16.57	to	16.57	3,850	2.25	0.50	to	0.50	6.52	to	6.52
12/31/2022	248	15.55	to	15.55	3,857	5.63	0.50	to	0.50	(15.78)	to	(15.78)
12/31/2021	262	18.47	to	18.47	4,835	2.35	0.50	to	0.50	5.37	to	5.37
TA JPMorgan Asset Allocation - Moderate Initial Class
12/31/2025	-	22.20	to	22.20	-	-	0.50	to	0.50	11.34	to	11.34
12/31/2024	-	19.94	to	19.94	-	-	0.50	to	0.50	7.48	to	7.48
12/31/2023	-	18.55	to	18.55	-	-	0.50	to	0.50	8.56	to	8.56
12/31/2022	-	17.08	to	17.08	-	-	0.50	to	0.50	(16.49)	to	(16.49)
12/31/2021	-	20.46	to	20.46	-	-	0.50	to	0.50	8.64	to	8.64
TA JPMorgan Asset Allocation - Moderate Growth Initial Class
12/31/2025	2,146	25.72	to	25.72	55,209	2.74	0.50	to	0.50	12.57	to	12.57
12/31/2024	2,165	22.85	to	22.85	49,469	1.20	0.50	to	0.50	10.49	to	10.49
12/31/2023	2,308	20.68	to	20.68	47,723	2.00	0.50	to	0.50	11.66	to	11.66
12/31/2022	2,318	18.52	to	18.52	42,940	6.05	0.50	to	0.50	(17.76)	to	(17.76)
12/31/2021	6,759	22.52	to	22.52	152,227	3.14	0.50	to	0.50	13.38	to	13.38
TA JPMorgan Diversified Equity Allocation Initial Class
12/31/2025	8,184	33.52	to	33.52	274,285	1.53	0.50	to	0.50	18.86	to	18.86
12/31/2024	8,260	28.20	to	28.20	232,901	1.34	0.50	to	0.50	15.79	to	15.79
12/31/2023	8,577	24.35	to	24.35	208,873	1.74	0.50	to	0.50	19.74	to	19.74
12/31/2022	8,596	20.34	to	20.34	174,805	6.04	0.50	to	0.50	(22.95)	to	(22.95)
12/31/2021	9,236	26.40	to	26.40	243,791	1.85	0.50	to	0.50	19.05	to	19.05
TA JPMorgan Enhanced Index Initial Class
12/31/2025	3,701	61.65	to	61.65	228,185	0.72	0.50	to	0.50	15.64	to	15.64
12/31/2024	3,648	53.31	to	53.31	194,496	0.66	0.50	to	0.50	23.61	to	23.61
12/31/2023	3,581	43.13	to	43.13	154,438	0.82	0.50	to	0.50	27.03	to	27.03
12/31/2022	3,151	33.95	to	33.95	106,992	0.69	0.50	to	0.50	(18.76)	to	(18.76)
12/31/2021	3,416	41.79	to	41.79	142,745	1.25	0.50	to	0.50	29.47	to	29.47

41

Transamerica Life Insurance Company
WRL Series Life Account G
Notes to Financial Statements
December 31, 2025

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

TA JPMorgan International Moderate Growth Initial Class
12/31/2025	-	$17.24	to	$17.24	$ -	-%	0.50%	to	0.50%	17.43%	to	17.43%
12/31/2024	-	14.68	to	14.68	-	-	0.50	to	0.50	1.52	to	1.52
12/31/2023	-	14.46	to	14.46	-	-	0.50	to	0.50	8.62	to	8.62
12/31/2022	-	13.31	to	13.31	-	-	0.50	to	0.50	(17.69)	to	(17.69)
12/31/2021	-	16.18	to	16.18	-	-	0.50	to	0.50	8.71	to	8.71
TA JPMorgan Tactical Allocation Initial Class
12/31/2025	885	17.36	to	17.36	15,362	-	0.50	to	0.50	8.55	to	8.55
12/31/2024	-	15.99	to	15.99	-	-	0.50	to	0.50	3.75	to	3.75
12/31/2023	-	15.41	to	15.41	-	7.46	0.50	to	0.50	8.36	to	8.36
12/31/2022	1,399	14.22	to	14.22	19,894	1.05	0.50	to	0.50	(15.23)	to	(15.23)
12/31/2021	1,731	16.78	to	16.78	29,037	1.92	0.50	to	0.50	4.38	to	4.38
TA Morgan Stanley Capital Growth Initial Class
12/31/2025	9,475	76.01	to	76.01	720,204	-	0.50	to	0.50	19.60	to	19.60
12/31/2024	9,292	63.55	to	63.55	590,512	-	0.50	to	0.50	43.52	to	43.52
12/31/2023	8,927	44.28	to	44.28	395,292	-	0.50	to	0.50	45.98	to	45.98
12/31/2022	8,777	30.33	to	30.33	266,241	-	0.50	to	0.50	(60.04)	to	(60.04)
12/31/2021	9,442	75.91	to	75.91	716,750	-	0.50	to	0.50	(1.03)	to	(1.03)
TA Morgan Stanley Global Allocation Initial Class
12/31/2025	-	22.08	to	22.08	-	-	0.50	to	0.50	17.27	to	17.27
12/31/2024	-	18.83	to	18.83	-	-	0.50	to	0.50	6.73	to	6.73
12/31/2023	-	17.64	to	17.64	-	-	0.50	to	0.50	13.33	to	13.33
12/31/2022	-	15.57	to	15.57	-	-	0.50	to	0.50	(17.92)	to	(17.92)
12/31/2021	-	18.97	to	18.97	-	1.42	0.50	to	0.50	7.88	to	7.88
TA Multi-Managed Balanced Initial Class
12/31/2025	22,037	38.99	to	25.46	562,415	2.11	0.50	to	3.20	12.50	to	9.56
12/31/2024	22,630	34.66	to	23.24	528,494	0.83	0.50	to	3.20	14.37	to	11.36
12/31/2023	78,874	30.31	to	20.87	1,645,805	1.59	0.50	to	3.20	18.14	to	15.06
12/31/2022	79,086	25.65	to	18.14	1,434,249	1.19	0.50	to	3.20	(16.70)	to	(18.87)
12/31/2021	79,655	30.80	to	22.35	1,780,610	1.15	0.50	to	3.20	16.46	to	13.41
TA Small/Mid Cap Value Initial Class
12/31/2025	3,222	40.96	to	30.26	125,568	1.27	0.50	to	3.20	9.27	to	6.41
12/31/2024	3,332	37.49	to	28.43	119,128	0.44	0.50	to	3.20	8.31	to	5.46
12/31/2023	12,590	34.61	to	26.96	364,114	1.04	0.50	to	3.20	11.84	to	8.92
12/31/2022	12,531	30.94	to	24.75	329,570	0.59	0.50	to	3.20	(8.76)	to	(11.15)
12/31/2021	13,358	33.92	to	27.86	395,719	0.64	0.50	to	3.20	27.49	to	24.15
TA T. Rowe Price Small Cap Initial Class
12/31/2025	1,740	56.58	to	56.58	98,457	-	0.50	to	0.50	9.72	to	9.72
12/31/2024	1,585	51.57	to	51.57	81,731	-	0.50	to	0.50	12.22	to	12.22
12/31/2023	1,088	45.95	to	45.95	49,996	-	0.50	to	0.50	20.60	to	20.60
12/31/2022	1,011	38.10	to	38.10	38,505	-	0.50	to	0.50	(22.77)	to	(22.77)
12/31/2021	1,037	49.34	to	49.34	51,180	-	0.50	to	0.50	10.82	to	10.82
TA WMC US Growth Initial Class
12/31/2025	3,864	62.75	to	41.36	227,144	-	0.50	to	3.20	17.17	to	14.11
12/31/2024	4,397	53.55	to	36.25	223,018	0.01	0.50	to	3.20	28.35	to	24.97
12/31/2023	4,296	41.72	to	29.00	169,978	0.05	0.50	to	3.20	41.38	to	37.69
12/31/2022	2,673	29.51	to	21.06	72,736	-	0.50	to	3.20	(31.69)	to	(33.47)
12/31/2021	2,963	43.20	to	31.66	119,289	0.08	0.50	to	3.20	20.07	to	16.92
(1) See Footnote 1

42

Transamerica Life Insurance Company
WRL Series Life Account G
Notes to Financial Statements
December 31, 2025

5. Financial Highlights (continued)

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

** These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

43

Transamerica Life Insurance Company
WRL Series Life Account G
Notes to Financial Statements
December 31, 2025

6. Administrative and Mortality and Expense Risk Charges

Under some forms of the policies, a sales charge and premium taxes are deducted by TLIC prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply. Under all forms of the Policy, monthly charges against policy cash values are made to compensate TLIC for costs of insurance provided. A daily charge equal to an annual rate from 0.50% and 3.20% of average daily net assets is assessed to compensate TLIC for assumption of mortality and expense risks in connection with the issuance and administration of the Policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

7. Income Tax

Operations of the Separate Account form a part of TLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TLIC, as long as earnings are credited under the variable life contracts.

44

Transamerica Life Insurance Company
WRL Series Life Account G
Notes to Financial Statements
December 31, 2025

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued.  During this period, there were no subsequent events requiring recognition in the financial statements.

9. Related Parties

Transamerica Capital, Inc. (TCI), a wholesaling broker-dealer, is an affiliated entity of TLIC and an indirect wholly owned subsidiary of Aegon Ltd. TCI distributes TLIC's products through broker-dealers and other financial intermediaries.

The subaccounts invest in the mutual funds listed in Footnote 1. These investments include funds managed by Transamerica Asset Management, Inc. (TAM). Transamerica Fund Services, Inc. (TFS) serves as a transfer agent to TAM, and Aegon USA Asset Management Holding, LLC (AAM) serves as a sub-advisor for certain funds managed by TAM. TAM, TFS and AAM are affiliated entities of TLIC and indirect wholly owned subsidiaries of Aegon Ltd. Funds managed by TAM are identified by their fund name, which includes reference to Aegon, Transamerica or both. The Separate Account pays management fees to the related funds as detailed in the fund prospectus.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

45

Transamerica Life Insurance Company
WRL Series Life Account G
Notes to Financial Statements
December 31, 2025

10. Segment Reporting

Each fund of the Separate Account constitutes a single operating segment and therefore, a single reportable segment because the Chief Operating Decision Maker (CODM) manages the activities of the Separate Account using information of each fund. The Separate Account is engaged in a single line of business as a registered unit investment trust. The Separate Account is a funding vehicle for individual variable annuity contracts with the assets owned by TLIC to support the liabilities of the applicable insurance contracts. The subaccounts have identified the President and Chief Operating Officer as the CODM as the Separate Account does not have employees and is not a separate legal entity.

The CODM uses increase (decrease) in net assets from operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the funds within the Separate Account. The Accounting policies used to measure profit and loss of the segments are the same as those described in the Summary of Significant Accounting Policies (see note 2). The measure of segment assets is reported on the balance sheet as total consolidated assets. Refer to the Statements of Operations and Changes in Net Assets for each fund’s operating segment and related footnotes for significant expenses principle and the existing segment requirements as of December 31, 2025 and for the year ended December 31, 2025 and December 31, 2024.

46